UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2021

Date of reporting period:	10/31/2021

Item 1 – Reports to Stockholders

PGIM ABSOLUTE RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Absolute Return Bond Fund

December 15, 2021

PGIM Absolute Return Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Ten Years (%)

Class A

(with sales charges)	2.28	2.60	2.56

(without sales charges)	5.71	3.28	2.90

Class C

(with sales charges)	4.03	2.50	2.14

(without sales charges)	5.03	2.50	2.14

Class Z

(without sales charges)	5.96	3.54	3.17

Class R6

(without sales charges)	6.07	3.56	3.21

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index

	0.19	1.43	0.90

Bloomberg US Aggregate Bond Index

	-0.48	3.10	3.00

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2011) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Absolute Return Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Source: ICE BofA, used with permission.

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.23	2.22	2.22

Class C	0.16	1.62	1.62

Class Z	0.25	2.57	2.65

Class R6	0.26	2.70	2.70

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)

AAA	26.4

AA	7.4

A	4.4

BBB	15.7

BB	14.7

B	6.7

CCC	4.3

CC	0.3

Not Rated	5.4

Cash/Cash Equivalents	14.7

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Absolute Return Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Absolute Return Bond Fund’s Class Z shares returned 5.96% in the 12-month reporting period that ended October 31, 2021, outperforming the 0.19% return of the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

•

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies continued to respond to the unprecedented monetary and fiscal stimulus programs. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation, kicking off a robust “reflation trade” in bond markets, which caused the US Treasury yield curve to steepen over the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•

Although yields for short-term Treasuries remained well anchored during the first quarter of 2021 by the Fed’s commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020 to 1.74% by March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

•

Market volatility for rates then eased in the second and third quarters of 2021, with long-term US Treasury yields declining gradually before rising again in late September after the Fed signaled it could begin tapering its monthly bond purchases shortly after its November meeting. The US 10-year and 30-year Treasury yields ended the period at 1.55% and 1.93%, respectively. Meanwhile, the yield on the 2-year Treasury note rose sharply the last month of the period as markets began pricing in two rate hikes in 2022, ending October 31, 2021 at 0.45%—a rise of 28 basis points (bps) over the period. (One basis point equals 0.01%.) Despite flattening over the last six months of the period as the market pulled forward its expectation for rate hikes, the US Treasury yield curve steepened during the period, with the 10-year and 2-year Treasury spread rising from 0.74% to 1.07% as of October 31, 2021.

•

Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of COVID-19 vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies. (Spread markets are non-government-related sectors of the fixed income market, such as investment grade corporate bonds, high yield bonds, or asset-backed securities.) Strengthening economic fundamentals coupled with aggressive central bank measures (e.g., zero interest rate policies and asset purchases) drove corporate and securitized asset spreads tighter, with many sectors rallying to, or through, their pre-COVID-19 levels.

•	The US investment grade corporate market performed well, with spreads tightening to near-historic levels by the end of the period, supported by better-than-expected

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corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. US high yield bond spreads tightened as fundamentals remained supportive. Meanwhile, emerging market spreads tightened, boosting returns as investor appetite remained strong amid a global search for yield.

What worked?

•	Security selection and sector allocation both contributed to the Fund’s performance over the reporting period.

•

Within security selection, positions in high yield, emerging markets, investment grade corporates, CMBS, sovereigns, non-agency mortgage-backed securities, collateralized loan obligations (CLOs), bank loans, asset-backed securities (ABS), municipal bonds, and agency securities all contributed.

•	Within sector allocation, allocations to high yield, CLOs, bank loans, emerging markets, municipal bonds, and ABS were the largest contributors.

•	Within credit, positioning in upstream and midstream energy, foreign non-corporates, aerospace & defense, and gaming, lodging, & leisure were the largest contributors to performance.

•	In individual security selection, the Fund benefited from positioning in Chesapeake Energy Corp. (upstream energy), Transocean Ltd. (upstream energy), and Ferrellgas Partners, LP (midstream energy).

•

The Fund occasionally features a modest notional exposure to non-US-dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning was a contributor to performance for the period.

What didn’t work?

•

During the reporting period, the Fund’s long duration bias, principally in emerging market rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) The Fund’s yield curve flattener positioning also detracted as the curve steepened over the period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

•	Although overall sector allocation contributed to performance, allocations to CMBS and investment grade corporates detracted from results.

•	Within credit, positions in consumer non-cyclicals, healthcare & pharmaceuticals, chemicals, and cable & satellite were the largest detractors from performance.

PGIM Absolute Return Bond Fund	9

Strategy and Performance Overview (continued)

•

In individual security selection, overweights to Ashland Global Holdings Inc. (chemicals), Kraft Heinz Foods Co. (consumer non-cyclical), and Sinclair Broadcast Group Inc. (media & entertainment) relative to the Index detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and options contributed to performance while swaps detracted. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

•

As the Fed’s tapering approached, PGIM Fixed Income believed the Fed would likely draw a clear distinction between the removal of accommodation via reduction in asset purchases and tightening of policy through rate hikes in the federal funds rate target.

•

Looking beyond the next year or two, PGIM Fixed Income believes the secular fundamental drivers—such as aging demographics and high debt levels—that pushed rates lower for decades are likely to reassert themselves with even more downward force on rates in a post-COVID world of older populations and markedly higher debt levels. As a result, many central bankers may end up leaving administered rates near, or at, their effective lower bounds, and rate hike cycles will likely continue cresting at progressively lower levels. From that perspective, the third quarter 2021 increase in longer-term rates—which lifted them back up to levels that reflect a substantial and permanent rise in administered rates over the coming years—has probably already overshot fundamentals, in PGIM Fixed Income’s view.

•

As for spread sectors, PGIM Fixed Income continues to expect the ongoing economic expansion to support credit fundamentals and, in turn, to allow credit products to continue outperforming. Given the relatively narrow level of spreads, however, excess returns are likely to be more modest, deriving primarily from incremental yield and rolling down the spread curve rather than from the kinds of wholesale spread compression seen since March 2020. (Roll-down return is a strategy for selling a bond as it approaches its maturity date. In general, as a bond’s maturity date grows closer, its interest rate moves closer to zero. Since there is an inverse relationship between bond yields and prices, bond prices increase as their interest rates decrease.)

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund holds allocations to an array of credit sectors, including investment grade and high yield corporates, high-quality structured products, and emerging markets. While valuations are now a bit full, with spreads in many sectors

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tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

•

Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. PGIM Fixed Income remains constructive on high yield over the medium term as improving fundamentals and a decline in defaults is expected to drive spread compression going forward, and it believes the prospects for emerging market debt performance are encouraging given the supportive backdrop, attractive valuations, and global search for yield.

PGIM Absolute Return Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Absolute Return Bond Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$ 1,000.00	$ 1,009.70	0.95%	$ 4.81
	Hypothetical	$ 1,000.00	$ 1,020.42	0.95%	$ 4.84

Class C	Actual	$ 1,000.00	$ 1,006.00	1.69%	$ 8.55
	Hypothetical	$ 1,000.00	$ 1,016.69	1.69%	$ 8.59

Class Z	Actual	$ 1,000.00	$ 1,010.90	0.72%	$ 3.65
	Hypothetical	$ 1,000.00	$ 1,021.58	0.72%	$ 3.67

Class R6	Actual	$ 1,000.00	$ 1,010.30	0.63%	$ 3.19
	Hypothetical	$ 1,000.00	$ 1,022.03	0.63%	$ 3.21

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Absolute Return Bond Fund	13

Schedule of Investments

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 85.4%

ASSET-BACKED SECURITIES 26.6%

Automobiles 0.2%

Hertz Vehicle Financing III LP,
Series 2021-02A, Class B, 144A	2.120%	12/27/27		200	$199,207
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class B, 144A	3.950	11/14/28		1,700	1,834,128

					2,033,335

Collateralized Loan Obligations 19.0%

Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)	2.082(c)	01/20/32		15,000	15,026,886
Ares European CLO DAC (Ireland),
Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.250(c)	04/15/30	EUR	2,500	2,887,369
Barings Euro CLO DAC (Ireland),
Series 2020-01A, Class AR, 144A	0.000(cc)	10/21/34	EUR	3,000	3,468,000
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.472(c)	01/17/28		4,000	4,002,573
Carlyle Euro CLO DAC (Ireland),
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750(c)	03/15/32	EUR	1,750	2,015,238
Series 2019-01A, Class A2RB, 144A	2.100	03/15/32	EUR	6,500	7,522,901
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.404(c)	07/15/29		2,500	2,501,881
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.344(c)	07/15/30		4,000	4,002,466
Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.825(c)	02/15/29		16,536	16,537,723
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.278(c)	01/22/31		3,000	2,999,997
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.304(c)	01/15/31		8,000	8,003,079
Series 32A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.444(c)	01/15/32		5,000	5,003,622

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)	1.441%(c)	10/20/34		5,000	$4,998,750
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.250(c)	04/21/31		7,411	7,411,092
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	1.930(c)	04/21/31		18,000	17,982,437
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	1.872(c)	04/17/31		4,000	4,000,179
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.252(c)	01/17/31		5,000	5,001,179
Penta CLO DAC (Ireland),
Series 2018-05A, Class B1R, 144A, 3 Month EURIBOR + 1.550% (Cap N/A, Floor 1.550%)	1.550(c)	04/20/35	EUR	10,000	11,538,694
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.299(c)	07/25/31		5,000	5,000,011
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.162(c)	04/20/31		1,484	1,485,026
Strata CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.590% (Cap N/A, Floor 1.590%)	1.714(c)	01/15/31		19,000	18,986,901
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.334(c)	01/25/31		4,500	4,502,108
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	1.004(c)	07/15/27		2,112	2,111,988
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.334(c)	10/15/30		2,739	2,740,342
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.272(c)	01/17/31		10,500	10,502,844

See Notes to Financial Statements. 16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Zais CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	2.314%(c)	07/15/31	11,300	$11,305,248
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.414(c)	04/15/30	4,642	4,637,749

				186,176,283

Consumer Loans 1.0%

Lendmark Funding Trust,
Series 2021-01A, Class C, 144A	3.410	11/20/31	200	204,157
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870	08/08/25	4,860	4,932,653
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.939(c)	02/25/23	1,650	1,653,838
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.739(c)	08/25/25	3,400	3,398,982

				10,189,630

Home Equity Loans 1.4%

Accredited Mortgage Loan Trust,
Series 2004-03, Class 2A2, 1 Month LIBOR + 1.200% (Cap 13.000%, Floor 1.200%)	1.289(c)	10/25/34	1,324	1,324,864
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE06, Class A2, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)	0.769(c)	11/25/33	1,758	1,742,543
Series 2003-HE06, Class A3B, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)	1.049(c)	11/25/33	3,546	3,485,428
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)	1.664(c)	12/25/34	380	380,776
Bear Stearns Asset-Backed Securities Trust,
Series 2002-02, Class A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.660%)	0.749(c)	10/25/32	460	458,427
Series 2003-03, Class A2, 1 Month LIBOR + 1.180% (Cap 11.000%, Floor 1.180%)	1.269(c)	06/25/43	83	82,929
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)	1.184(c)	01/25/34	2,418	2,420,894

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

Home Equity Asset Trust,
Series 2004-07, Class A2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)	0.929%(c)	01/25/35	1,050	$1,040,738
MASTR Asset-Backed Securities Trust,
Series 2003-WMC02, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)	2.564(c)	08/25/33	802	813,634
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.109(c)	10/25/33	1,147	1,148,596
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139(c)	09/25/33	331	331,446
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.109(c)	10/25/33	356	356,135

				13,586,410

Other 0.3%

PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.439(c)	04/25/23	3,200	3,203,195

Residential Mortgage-Backed Securities 2.1%

Chase Funding Trust,
Series 2002-03, Class 2A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)	0.729(c)	08/25/32	245	238,916
Series 2003-04, Class 1A5	5.014	05/25/33	415	419,717
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT01, Class M1, 1 Month LIBOR + 0.630% (Cap N/A, Floor 0.630%)	0.719(c)	02/25/35	209	206,190
Series 2005-WF01, Class A5	5.010(cc)	11/25/34	1	577
Countrywide Asset-Backed Certificates,
Series 2003-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139(c)	07/25/33	472	473,000
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.839(c)	03/25/34	22	22,356
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139(c)	11/25/34	224	225,160
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB03, Class AF1	3.379	12/25/32	89	88,536
Finance America Mortgage Loan Trust,
Series 2003-01, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139(c)	09/25/33	1,243	1,233,660

See Notes to Financial Statements. 18

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

First Franklin Mortgage Loan Trust,
Series 2004-FF05, Class A2, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.760%)	0.849%(c)	08/25/34		563	$564,311
Fremont Home Loan Trust,
Series 2004-04, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)	0.884(c)	03/25/35		1,934	1,914,464
Long Beach Mortgage Loan Trust,
Series 2004-02, Class A1, 1 Month LIBOR + 0.440% (Cap N/A, Floor 0.440%)	0.529(c)	06/25/34		695	681,901
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.989(c)	05/25/34		188	184,465
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	1.443(c)	09/27/75	EUR	1,820	2,062,964
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.089(c)	09/25/34		1,942	1,943,199
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%	3.000(c)	04/16/23	EUR	9,702	9,814,059

					20,073,475

Student Loans 2.6%

Laurel Road Prime Student Loan Trust,
Series 2018-D, Class A, 144A	0.000(cc)	11/25/43		3,960	4,099,169
Series 2019-A, Class R, 144A	0.000	10/25/48		3,087	522,420
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	0.000(cc)	12/15/45		4,708	4,860,605
Series 2019-D, Class 1PT, 144A	2.847(cc)	01/16/46		4,952	5,103,490
Series 2019-F, Class PT1, 144A	3.932(cc)	02/15/45		5,780	5,896,191
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.336(c)	11/29/24		4,431	4,426,192

					24,908,067

TOTAL ASSET-BACKED SECURITIES (cost $261,030,618)					260,170,395

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	19

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS 1.7%

Airlines 0.0%

United Airlines, Inc.,
Class B Term Loan, 1 Month LIBOR + 3.750%	4.500%(c)	04/21/28		249	$251,948

Internet 0.3%

Speedster Bidco GmbH (Germany),
Second Lien Term Loan, 6 Month EURIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.000(c)	03/31/28	EUR	2,400	2,788,272

Media 0.0%

Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%	3.340(c)	08/24/26		378	196,786

Oil & Gas 0.2%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000(c)	11/01/25		1,858	2,032,652

Retail 0.9%

CD&R Firefly Bidco Ltd. (United Kingdom),
Initial Term Loan, 3 Month GBP LIBOR + 8.356%^	8.412(c)	06/21/26	GBP	3,300	4,516,215
Constellation Automotive Group Ltd. (United Kingdom),
Facility 1 Loan, 1 - 3 Month GBP LIBOR + 7.500% (Cap N/A, Floor 0.000%)	7.525(c)	07/16/29	GBP	1,025	1,423,805
Stonegate Pub Co. Ltd.,
First Lien Initial Term B Loan, 3 Month GBP LIBOR + 8.500%^	8.606(c)	03/06/28	GBP	1,900	2,587,243

					8,527,263

Telecommunications 0.3%

Intelsat Jackson Holdings SA (Luxembourg),
DIP Term Loan, 3 Month LIBOR + 4.750%	5.750(c)	07/13/22		921	927,279
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000(c)	10/10/24		2,401	2,358,472

					3,285,751

TOTAL BANK LOANS (cost $16,437,499)					17,082,672

See Notes to Financial Statements. 20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.5%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100%(cc)	05/15/35	2,700	$2,502,129
Series 2018-20TS, Class H, 144A	3.100(cc)	05/15/35	2,700	2,459,092
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	1.539(c)	03/15/37	11,875	11,427,823
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.740(c)	10/15/36	5,653	5,638,430
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.590(c)	12/15/36	3,414	3,397,261
Commercial Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.874(cc)	05/15/45	8,250	20,906
Series 2015-LC19, Class XB, IO, 144A	0.251(cc)	02/10/48	123,049	979,876
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36	15,500	14,959,530
FHLMC Multifamily Structured Pass-Through Certificates,
Series K018, Class X1, IO	1.234(cc)	01/25/22	7,813	623
Series K020, Class X1, IO	1.337(cc)	05/25/22	17,410	73,325
Series K021, Class X1, IO	1.376(cc)	06/25/22	3,666	10,755
Series K025, Class X1, IO	0.781(cc)	10/25/22	82,453	506,229
Series K055, Class X1, IO	1.356(cc)	03/25/26	22,308	1,146,304
Series KC02, Class X1, IO	0.373(cc)	03/25/24	141,070	1,038,331
GS Mortgage Securities Corp.,
Series 2013-GC10, Class XB, IO, 144A	0.487(cc)	02/10/46	103,126	645,692
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.427(cc)	04/10/47	28,307	283,795
Independence Plaza Trust,
Series 2018-INDP, Class E, 144A	4.996	07/10/35	5,200	5,102,946
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XB, IO	0.301(cc)	08/15/47	45,056	424,648
Series 2015-C27, Class XB, IO	0.408(cc)	02/15/48	52,766	702,173
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31	7,950	8,138,641
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XB, IO	0.509(cc)	04/15/46	34,956	250,046
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XB, IO, 144A	0.210(cc)	08/15/45	65,968	100,139
Series 2013-C08, Class XB, IO, 144A	0.497(cc)	12/15/48	68,276	338,895

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	21

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

Salus European Loan Conduit DAC (United Kingdom),
Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.704%(c)	01/23/29	GBP	9,500	$13,033,734

UBS-Barclays Commercial Mortgage Trust, Series 2013-C06, Class XB, IO, 144A	0.373(cc)	04/10/46		140,883	712,065

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $72,587,604)					73,893,388

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A
(cost $4,307)	7.000	11/15/21(oo)		42	38,328

CORPORATE BONDS 30.1%

Advertising 0.1%

National CineMedia LLC,
Sr. Unsec’d. Notes	5.750	08/15/26		1,100	884,051

Aerospace & Defense 1.2%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		5,325	5,543,131
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		5,675	5,901,824

					11,444,955

Agriculture 0.1%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29		475	473,847

Airlines 0.5%

American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	01/15/27		1,704	1,656,477
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates	5.983	10/19/23		183	185,949

See Notes to Financial Statements. 22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)

Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000%	04/29/26	75	$78,632
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.300	02/15/27	1,600	1,701,803
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	645	667,849
Sr. Sec’d. Notes, 144A	4.625	04/15/29	170	175,311

				4,466,021

Auto Manufacturers 0.2%

General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	1,555	2,121,312

Auto Parts & Equipment 0.6%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A(a)	4.875	08/15/26	1,900	1,935,869
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	2,200	2,260,557
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A(a)	5.625	11/15/26	1,800	1,443,801
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A	3.625	06/28/31	350	327,307

				5,967,534

Banks 5.5%

Banco de Credito del Peru (Peru),
Sub. Notes, 144A, MTN	3.250(ff)	09/30/31	1,055	1,044,122
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A	3.466(ff)	09/23/36	945	939,425
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)	6,850	7,225,874
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	5,545	5,637,138
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	1,450	1,628,805
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	870	905,772
Sr. Unsec’d. Notes	3.200	10/21/26	1,145	1,217,316
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	980	1,067,242
Sr. Unsec’d. Notes	8.125	07/15/39	620	1,051,929
Sub. Notes	4.400	06/10/25	405	443,081

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	23

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes	3.750%	03/26/25		1,200	$1,285,441
Development Bank of the Republic of Belarus JSC (Belarus),
Sr. Unsec’d. Notes, 144A(a)	6.750	05/02/24		1,505	1,418,811
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.814(ff)	04/23/29		35	38,328
Sr. Unsec’d. Notes	3.850	01/26/27		3,940	4,265,567
Sr. Unsec’d. Notes	4.223(ff)	05/01/29		135	151,218
Grupo Aval Ltd. (Colombia),
Gtd. Notes, 144A	4.375	02/04/30		2,170	2,121,175
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)		1,500	1,554,035
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)		15,325	15,655,417
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.599(c)	01/30/22(oo)		64	64,230
Mizrahi Tefahot Bank Ltd. (Israel),
Sub. Notes, 144A(a)	3.077(ff)	04/07/31		1,555	1,553,088
Morgan Stanley,
Sr. Unsec’d. Notes(a)	4.375	01/22/47		1,260	1,591,966
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29		1,750	1,920,584
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26		605	660,390
People’s United Bank NA,
Sub. Notes	4.000	07/15/24		325	344,343

					53,785,297

Beverages 0.0%

Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	8.200	01/15/39		250	411,934

Building Materials 0.1%

Cemex SAB de CV (Mexico),
Gtd. Notes, 144A	5.450	11/19/29		1,180	1,277,589

Chemicals 1.6%

Ashland LLC,
Gtd. Notes	6.875	05/15/43		4,100	5,322,197
Ashland Services BV,
Gtd. Notes	2.000	01/30/28	EUR	1,200	1,423,614
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	4.500	01/10/28		1,630	1,666,620

See Notes to Financial Statements. 24

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

LYB International Finance BV,
Gtd. Notes	5.250%	07/15/43		175	$226,007
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43		1,350	1,722,399
Sasol Financing International Ltd. (South Africa),
Gtd. Notes(a)	4.500	11/14/22		2,415	2,468,807
Sasol Financing USA LLC (South Africa),
Gtd. Notes	4.375	09/18/26		350	356,059
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24		1,700	1,540,359
Sr. Sec’d. Notes, 144A	10.875	08/01/24		419	446,955

					15,173,017

Commercial Services 0.9%

ERAC USA Finance LLC,
Gtd. Notes, 144A	6.700	06/01/34		110	152,789
Gtd. Notes, 144A(h)	7.000	10/15/37		1,725	2,569,559
Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	4,060	4,640,950
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		325	324,357
Gtd. Notes	5.250	01/15/30		1,200	1,299,666

					8,987,321

Computers 0.0%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26		215	221,468

Diversified Financial Services 0.3%

Jefferies Group LLC,
Sr. Unsec’d. Notes	6.500	01/20/43		175	244,360
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		1,200	1,170,804
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN	5.250	08/10/28		1,100	1,230,516

					2,645,680

Electric 1.5%

AES Panama Generation Holdings SRL (Panama),
Sr. Sec’d. Notes, 144A	4.375	05/31/30		1,065	1,095,249

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	25

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Calpine Corp.,
Sr. Unsec’d. Notes, 144A(a)	4.625%	02/01/29		1,500	$1,458,447
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		2,275	2,228,903
Clean Renewable Power Mauritius Pte Ltd. (India),
Sr. Sec’d. Notes, 144A	4.250	03/25/27		475	483,678
Duke Energy Carolinas LLC,
First Ref. Mortgage	4.000	09/30/42		50	57,651
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	7.125	02/11/25		2,145	2,237,693
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23		200	206,553
Evergy Kansas Central, Inc.,
First Mortgage	4.100	04/01/43		325	383,308
FEL Energy VI Sarl (Mexico),
Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,865	1,845,808
Instituto Costarricense de Electricidad (Costa Rica),
Sr. Unsec’d. Notes, 144A	6.950	11/10/21		500	500,623
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes	5.125	05/07/29		1,295	1,288,133
NRG Energy, Inc.,
Gtd. Notes, 144A	3.625	02/15/31		1,000	973,967
Gtd. Notes, 144A	3.875	02/15/32		500	489,973
Vistra Corp.,
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		1,575	1,653,269

					14,903,255

Electronics 0.0%

Jabil, Inc.,
Sr. Unsec’d. Notes	4.700	09/15/22		80	82,785

Energy-Alternate Sources 0.3%

Aydem Yenilenebilir Enerji A/S (Turkey),
Sr. Sec’d. Notes, 144A	7.750	02/02/27		830	788,962
Greenko Dutch BV (India),
Gtd. Notes, 144A	3.850	03/29/26		1,803	1,818,831

					2,607,793

Engineering & Construction 0.4%

Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN	2.000	02/15/33	EUR	1,100	1,213,293

See Notes to Financial Statements. 26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)

Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN	1.750%	10/23/30	EUR	700	$781,222
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28		2,000	2,071,129

					4,065,644

Entertainment 0.6%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		480	476,802
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 4.500% and PIK 6.250%	10.750	11/01/23(d)	EUR	2,414	1,741,868
Sr. Sec’d. Notes, 144A	10.750	09/30/23(d)	EUR	1,216	1,528,323
Sr. Sec’d. Notes, 144A	10.750	09/30/23(d)	EUR	421	522,688
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.625	09/01/29		525	534,842
Gtd. Notes, 144A	5.875	09/01/31		700	714,023
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.250	03/15/26		450	477,539

					5,996,085

Foods 1.1%

Bellis Finco PLC (United Kingdom),
Gtd. Notes(a)	4.000	02/16/27	GBP	2,700	3,484,057
JBS USA Food Co.,
Gtd. Notes, 144A	5.750	01/15/28		1,950	2,035,853
Kraft Heinz Foods Co.,
Gtd. Notes	4.625	10/01/39		440	515,511
Gtd. Notes	4.875	10/01/49		2,980	3,696,493
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		350	350,410
Gtd. Notes, 144A	4.375	01/31/32		350	350,473

					10,432,797

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	27

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Forest Products & Paper 0.2%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes	7.375%	12/01/25		400	$492,945
Suzano Austria GmbH (Brazil),
Gtd. Notes	6.000	01/15/29		1,000	1,149,375

					1,642,320

Gas 0.7%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		2,900	3,147,939
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes(a)	5.850	01/15/41		700	967,660
ENN Clean Energy International Investment Ltd. (China),
Gtd. Notes, 144A	3.375	05/12/26		1,350	1,339,817
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43		1,375	1,606,949

					7,062,365

Healthcare-Products 0.4%

Medtronic Global Holdings SCA,
Gtd. Notes	1.625	03/07/31	EUR	160	199,971
Gtd. Notes	2.250	03/07/39	EUR	705	948,623
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		250	248,799
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		150	152,458
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	1,250	1,479,039
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	825	1,015,554

					4,044,444

Healthcare-Services 0.3%

Aetna, Inc.,
Sr. Unsec’d. Notes	2.750	11/15/22		450	457,813
Sr. Unsec’d. Notes	4.500	05/15/42		530	634,350
Anthem, Inc.,
Sr. Unsec’d. Notes	4.101	03/01/28		700	786,703
Sr. Unsec’d. Notes	4.650	01/15/43		120	148,419
Sr. Unsec’d. Notes	5.100	01/15/44		515	674,213

See Notes to Financial Statements. 28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	4.125%	07/01/52	75	$95,326
Tenet Healthcare Corp.,
Sec’d. Notes, 144A	6.250	02/01/27	25	25,965

				2,822,789

Home Builders 0.7%

Beazer Homes USA, Inc.,
Gtd. Notes(a)	7.250	10/15/29	3,625	3,960,909
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	2,560	2,873,554

				6,834,463

Insurance 1.2%

Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.950	10/15/36	215	291,171
Sr. Unsec’d. Notes	6.100	10/01/41	280	396,959
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	436	459,514
Gtd. Notes, 144A	4.569	02/01/29	1,614	1,861,394
Lincoln National Corp.,
Sr. Unsec’d. Notes	7.000	06/15/40	695	1,062,399
Markel Corp.,
Sr. Unsec’d. Notes	5.000	03/30/43	3,125	3,801,540
Principal Financial Group, Inc.,
Gtd. Notes	4.350	05/15/43	975	1,179,265
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900	09/15/44	1,950	2,551,784
Sub. Notes, 144A	6.850	12/16/39	54	81,157

				11,685,183

Lodging 0.3%

Gohl Capital Ltd. (Malaysia),
Gtd. Notes	4.250	01/24/27	1,510	1,568,120
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22	75	76,169

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	29

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	4.750%	02/01/27		700	$671,671
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes(a)	5.125	08/08/25		1,000	1,062,607

					3,378,567

Media 1.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.750	03/01/30		1,300	1,343,718
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384	10/23/35		2,640	3,429,708
Sr. Sec’d. Notes	6.484	10/23/45		585	805,697
CSC Holdings LLC,
Gtd. Notes, 144A	5.500	04/15/27		1,500	1,548,824
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27		2,785	832,937
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.125	08/15/30	GBP	700	949,603
Sr. Sec’d. Notes	4.250	01/15/30	GBP	600	817,090
Ziggo BV (Netherlands),
Sr. Sec’d. Notes	2.875	01/15/30	EUR	1,270	1,464,751

					11,192,328

Mining 0.3%

AngloGold Ashanti Holdings PLC (Tanzania),
Gtd. Notes	3.375	11/01/28		730	726,551
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes	6.530	11/15/28		1,650	1,990,037

					2,716,588

Oil & Gas 2.1%

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26		1,225	1,264,733
Gtd. Notes, 144A	9.000	11/01/27		974	1,331,930

See Notes to Financial Statements. 30

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400%	06/15/47		1,835	$2,299,814
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A	9.250	08/01/24		450	459,563
ConocoPhillips,
Gtd. Notes, 144A	4.875	10/01/47		275	365,038
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	4.625	11/02/31		900	892,596
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.875	03/30/26		450	457,806
Sr. Sec’d. Notes, 144A	5.375	03/30/28		720	729,030
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.250	11/01/28		700	718,177
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A	6.750	06/30/30		2,020	2,235,736
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.375	10/01/29	GBP	800	1,170,705
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	795	909,145
Gtd. Notes	6.350	02/12/48		1,238	1,054,605
Gtd. Notes	6.500	03/13/27		260	277,160
Gtd. Notes	6.840	01/23/30		405	423,140
Gtd. Notes, EMTN	4.875	02/21/28	EUR	250	290,837
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A	3.125	07/12/41		425	431,408
Range Resources Corp.,
Gtd. Notes	9.250	02/01/26		850	920,381
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25		3,025	2,494,302
Tullow Oil PLC (Ghana),
Sr. Sec’d. Notes, 144A	10.250	05/15/26		1,605	1,687,246

					20,413,352

Oil & Gas Services 0.0%

Cameron International Corp.,
Gtd. Notes	5.950	06/01/41		100	128,657

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	31

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers 0.6%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000%	06/30/27	EUR	3,000	$3,565,650
Verallia SA (France),
Gtd. Notes	1.625	05/14/28	EUR	1,900	2,245,819

					5,811,469

Pharmaceuticals 1.9%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39		905	1,037,599
Sr. Unsec’d. Notes(h)	4.550	03/15/35		4,155	4,947,202
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		400	370,364
Gtd. Notes, 144A	6.250	02/15/29		1,200	1,162,491
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes(h)	4.125	06/15/39		615	735,125
Cigna Corp.,
Gtd. Notes(h)	4.375	10/15/28		3,990	4,573,406
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45		1,315	1,724,962
Sr. Unsec’d. Notes	5.300	12/05/43		485	639,715
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46		520	646,194
Viatris, Inc.,
Gtd. Notes	4.000	06/22/50		2,190	2,372,429

					18,209,487

Pipelines 1.7%

AI Candelaria Spain SLU (Colombia),
Sr. Sec’d. Notes, 144A	5.750	06/15/33		920	905,304
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A	4.600	12/15/44		125	151,280
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)		3,360	3,512,010
Sr. Unsec’d. Notes	5.150	03/15/45		55	64,069
Sr. Unsec’d. Notes	5.300	04/15/47		125	147,863
Sr. Unsec’d. Notes	5.400	10/01/47		60	72,306
Sr. Unsec’d. Notes	6.250	04/15/49		75	99,786
Enterprise Products Operating LLC,
Gtd. Notes	4.950	10/15/54		1,825	2,343,486

See Notes to Financial Statements. 32

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200%	12/01/42		125	$133,757
Sr. Unsec’d. Notes(h)	5.150	10/15/43		1,350	1,642,525
MPLX LP,
Sr. Unsec’d. Notes	5.200	03/01/47		145	178,674
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875	08/15/27		500	561,996
ONEOK, Inc.,
Gtd. Notes	4.950	07/13/47		1,060	1,257,693
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25		775	807,118
Sr. Unsec’d. Notes, 144A	6.875	04/15/40		1,850	2,097,627
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28		1,000	1,003,384
Gtd. Notes, 144A	7.500	10/01/25		125	135,172
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29		75	76,391
Sr. Sec’d. Notes, 144A	4.125	08/15/31		75	77,688
Western Midstream Operating LP,
Sr. Unsec’d. Notes	5.300	03/01/48		910	1,064,460

					16,332,589

Real Estate 0.5%

Arabian Centres Sukuk Ltd. (Saudi Arabia),
Gtd. Notes, 144A	5.375	11/26/24		995	1,036,684
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25		3,575	3,636,941

					4,673,625

Real Estate Investment Trusts (REITs) 0.1%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		1,000	971,952

Retail 1.0%

Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		1,000	1,059,263
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	250	293,268
Sr. Sec’d. Notes, 144A	4.375	02/07/25	EUR	4,700	5,360,737

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	33

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	3.375%	01/15/32		1,200	$1,190,624
JSM Global Sarl (Brazil),
Gtd. Notes, 144A	4.750	10/20/30		1,800	1,712,701
Macy’s Retail Holdings LLC,
Gtd. Notes	4.300	02/15/43		705	605,133

					10,221,726

Savings & Loans 0.0%

People’s United Financial, Inc.,
Sr. Unsec’d. Notes	3.650	12/06/22		325	332,758

Telecommunications 2.0%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33		1,542	1,495,471
Sr. Unsec’d. Notes	3.500	09/15/53		929	942,571
Sr. Unsec’d. Notes	3.650	09/15/59		318	323,219
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000%	10.000	04/01/24		809	816,322
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%	8.000	04/01/25		251	242,774
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica), Gtd. Notes, 144A	8.000	12/31/26		454	443,311
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		625	640,393
Sr. Sec’d. Notes, 144A(a)	8.750	05/25/24		1,138	1,181,680
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		2,050	1,982,545
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23(d)		2,000	1,009,590
Gtd. Notes, 144A	8.500	10/15/24(d)		50	25,928
Gtd. Notes, 144A	9.750	07/15/25(d)		50	25,783
Kaixo Bondco Telecom SA (Spain),
Sr. Unsec’d. Notes, 144A	5.125	09/30/29	EUR	2,600	2,981,097
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27		465	484,496
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P(a)	7.600	09/15/39		825	911,036

See Notes to Financial Statements. 34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A	4.500%	04/27/31	515	$529,633
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	2,000	2,259,593
Gtd. Notes	7.625	02/15/25	1,150	1,337,784
Total Play Telecomunicaciones SA de CV (Mexico),
Gtd. Notes, 144A	6.375	09/20/28	480	473,153
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.400	03/22/41	1,575	1,651,071

				19,757,450

Textiles 0.0%

Mohawk Industries, Inc.,
Sr. Unsec’d. Notes	3.850	02/01/23	104	107,274

TOTAL CORPORATE BONDS (cost $281,573,410)				294,287,771

MUNICIPAL BONDS 1.9%

California 0.5%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	550	904,347
Los Angeles Department of Water & Power, Water
System Revenue,
Taxable, Revenue Bonds, BABs, Series C	6.008	07/01/39	1,730	2,267,844
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	625	722,173
Taxable, Revenue Bonds, Series J	4.131	05/15/45	675	807,828

				4,702,192

Colorado 0.2%

Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B	5.844	11/01/50	1,190	1,914,795

Illinois 0.1%

Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B	6.395	01/01/40	360	544,438
State of Illinois,
General Obligation Unlimited, Taxable, Pension	5.100	06/01/33	865	1,005,431

				1,549,869

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	35

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey 0.4%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414%	01/01/40	2,000	$3,287,586
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H	5.665	05/01/40	200	273,487

				3,561,073

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	180	275,609

Puerto Rico 0.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750	07/01/53	5,846	6,502,482

Texas 0.0%

City of San Antonio TX Electric & Gas Systems Revenue,
Taxable, Revenue Bonds	4.427	02/01/42	120	148,064

TOTAL MUNICIPAL BONDS (cost $15,861,615)				18,654,084

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.5%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%	0.279(c)	03/27/36	2,002	1,992,925
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	1.655(c)	09/26/45	509	513,465
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689(c)	04/25/28	573	572,727
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.939(c)	10/25/28	1,795	1,795,423
Series 2021-01A, Class M1C, 144A, 30 Day
Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	2.999(c)	03/25/31	960	993,609
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A3	2.363(cc)	02/25/37	54	54,652

See Notes to Financial Statements. 36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Connecticut Avenue Securities Trust,
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.139%(c)	01/25/40	116	$116,173
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	3.150(c)	10/25/41	990	994,412
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.789(c)	11/25/28	1,893	1,894,585
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)	3.499(c)	04/25/34	910	910,000
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	3.449(c)	08/25/33	3,260	3,344,305
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	3.099(c)	01/25/34	600	606,750
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	3.399(c)	09/25/41	570	564,553
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.229(c)	01/26/37	512	509,103
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.229(c)	10/26/36	258	256,827
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.229(c)	10/26/36	1,400	1,371,716
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689(c)	10/25/28	550	551,213
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	2.307(cc)	07/25/35	45	44,870
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.839(c)	01/25/48	2,104	2,103,516
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.639(c)	07/25/28	310	309,840

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	37

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	2.950%(c)	04/25/34		1,000	$1,000,000
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.489(c)	03/25/28		92	92,282
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	2.789(c)	03/25/28		1,240	1,248,118
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.689(c)	10/25/30		773	774,359
Retiro Mortgage Securities DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	1.453(c)	07/30/75	EUR	1,741	2,002,122
Structured Asset Securities Corp.,
Series 2003-37A, Class 3A7	2.345(cc)	12/25/33		310	314,538

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $24,436,512)					24,932,083

SOVEREIGN BONDS 3.8%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400	03/09/23		1,000	1,004,326
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.500(cc)	07/09/30		494	169,431
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375	08/20/30		685	680,139
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477	07/24/23		307	316,137
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28		2,303	2,442,938
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.950	01/25/27		1,570	1,752,251
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	5,485	8,975,230
Sr. Unsec’d. Notes	6.140	04/14/28	EUR	2,000	3,023,839
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes, 144A	3.125	09/21/51		220	215,107
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	410	454,999

See Notes to Financial Statements. 38

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Indonesia Government International Bond (Indonesia), (cont’d.)
Sr. Unsec’d. Notes	1.450%	09/18/26	EUR	805	$958,497
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	2,655	3,371,818
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	5.125	06/15/25	EUR	500	632,626
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	1,650	2,087,666
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	1,759	2,226,551
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	1,660	1,881,332
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	8.994	02/01/24		350	382,891
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	1,465	1,577,082
Sr. Unsec’d. Notes, 144A	7.750	09/01/22		1,960	2,031,144
Sr. Unsec’d. Notes, 144A	8.994	02/01/24		800	875,179
Sr. Unsec’d. Notes, 144A	9.750	11/01/28		1,800	2,089,611

TOTAL SOVEREIGN BONDS (cost $32,572,161)					37,148,794

U.S. TREASURY OBLIGATIONS 9.5%
U.S. Treasury Bonds(h)(k)	1.375	11/15/40		15,930	14,391,759
U.S. Treasury Bonds	2.250	05/15/41		3,925	4,101,012
U.S. Treasury Bonds	2.375	05/15/51		2,155	2,369,490
U.S. Treasury Bonds(h)(k)	2.500	02/15/45		3,505	3,837,975
U.S. Treasury Bonds(k)	3.625	08/15/43		1,920	2,479,200
U.S. Treasury Notes	0.375	01/31/26		31,300	30,358,555
U.S. Treasury Notes	1.375	01/31/25		32,840	33,412,135
U.S. Treasury Notes(k)	2.250	11/15/24		395	412,559
U.S. Treasury Notes	2.250	11/15/27		150	157,852
U.S. Treasury Strips Coupon(k)	2.415(s)	11/15/40		1,200	802,781
U.S. Treasury Strips Coupon(k)	3.019(s)	11/15/35		870	670,987

TOTAL U.S. TREASURY OBLIGATIONS (cost $92,630,876)					92,994,305

				Shares

COMMON STOCKS 1.8%

Gas Utilities 0.5%

Ferrellgas Partners LP (Class B Stock)				17,034	4,386,255

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	39

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 1.3%

Chesapeake Energy Corp.	202,044	$12,878,285
Chesapeake Energy Corp. Backstop Commitment	1,449	92,359

		12,970,644

TOTAL COMMON STOCKS (cost $6,277,660)		17,356,899

	Units

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^ (cost $0)	1,190,967	5,598

TOTAL LONG-TERM INVESTMENTS (cost $803,412,262)		836,564,317

	Shares

SHORT-TERM INVESTMENTS 14.7%

AFFILIATED MUTUAL FUNDS 14.5%
PGIM Core Ultra Short Bond Fund(wa)	127,420,190	127,420,190
PGIM Institutional Money Market Fund
(cost $14,739,985; includes $14,739,294 of cash collateral for securities on loan)(b)(wa)	14,759,135	14,750,279

TOTAL AFFILIATED MUTUAL FUNDS (cost $142,160,175)		142,170,469

OPTIONS PURCHASED*~ 0.2% (cost $9,001,625)		1,693,327

TOTAL SHORT-TERM INVESTMENTS (cost $151,161,800)		143,863,796

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 100.1% (cost $954,574,062)		980,428,113

See Notes to Financial Statements. 40

Description	Value

OPTIONS WRITTEN*~ (0.2)%
(premiums received $10,279,599)	$(1,766,841)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 99.9% (cost $944,294,463)	978,661,272

Other assets in excess of liabilities(z) 0.1%	794,738

NET ASSETS 100.0%	$979,456,010

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage-Backed Index

COOIS—Colombia Overnight Interbank Reference Rate

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	41

Schedule of Investments  (continued)

as of October 31, 2021

CPI—Consumer Price Index

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MASTR—Morgan Stanley Structured Asset Security

MTN—Medium Term Note

NSA—Non-Seasonally Adjusted

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,052,669 and 0.7% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,303,258; cash collateral of $14,739,294 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements. 42

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at October 31, 2021:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

Intelsat Jackson Holdings SA, DIP Term Loan, 3 Month LIBOR + 3.600%, 3.600%(c), Maturity Date 07/13/22 (cost $182,194)	184	$185,456	$3,262	$—

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs USD	Call	Deutsche Bank AG	11/18/21	1.21	—	EUR	6,563	$61
Currency Option EUR vs USD	Call	Bank of America, N.A.	11/18/21	1.31	—	EUR	26,250	—
Currency Option USD vs JPY	Call	Barclays Bank PLC	10/27/23	115.00	—		39,000	1,016,122
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	26.00	—		34,500	28,568
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	31.50	—		69,000	8,020
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	36.00	—		28,000	1,110
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	55.00	—	AUD	144,000	671
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	63.00	—	AUD	72,000	2,174
Currency Option USD vs TWD	Put	Deutsche Bank AG	12/21/21	24.30	—		60,000	402
Currency Option USD vs TWD	Put	JPMorgan Chase Bank, N.A.	12/21/21	25.80	—		20,000	1,120

Total OTC Traded (cost $ 8,438,466)								$1,058,248

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	12/15/21	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	52,430	$18
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	12/15/21	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	52,430	18

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	43

Schedule of Investments  (continued)

as of October 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	44,120	$52
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	51,150	60
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	51,150	118
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	52,430	121
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	12/15/21	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	52,430	70,826
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	12/15/21	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	52,430	70,826
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	44,120	95,523
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	51,150	110,743
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	51,150	141,615
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	52,430	145,159

Total OTC Swaptions (cost $563,159)								$635,079

Total Options Purchased (cost $9,001,625)								$1,693,327

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs USD	Call	Bank of America, N.A.	11/18/21	1.21	—	EUR	6,563	$(61)
Currency Option EUR vs USD	Call	Deutsche Bank AG	11/18/21	1.31	—	EUR	26,250	—
Currency Option USD vs JPY	Call	Bank of America, N.A.	10/27/23	115.00	—		39,000	(1,016,122)
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	26.00	—		34,500	(28,568)

See Notes to Financial Statements. 44

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	31.50	—		69,000	$(8,020)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/23/22	36.00	—		28,000	(1,110)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	55.00	—	AUD	144,000	(671)
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	63.00	—	AUD	72,000	(2,174)
Currency Option USD vs TWD	Put	JPMorgan Chase Bank, N.A.	12/21/21	24.30	—		60,000	(402)
Currency Option USD vs TWD	Put	Deutsche Bank AG	12/21/21	25.80	—		20,000	(1,120)

Total OTC Traded (premiums received $9,491,139)								$(1,058,248)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	12/15/21	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	52,430	$(24,085)
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	12/15/21	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	52,430	(24,085)
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	44,120	(33,605)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	51,150	(38,960)
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	51,150	(49,159)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	52,430	(50,389)
CDX.NA.HY.37.V1, 12/20/26	Put	Barclays Bank PLC	11/17/21	$107.00	5.00%(Q)	CDX.NA.HY.37.V1(Q)	10,250	(14,446)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	12/15/21	0.65%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	52,430	(32,550)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	12/15/21	0.65%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	52,430	(32,550)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	44,120	(43,908)

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	45

Schedule of Investments  (continued)

as of October 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG.37. V1(Q)		51,150	$(50,904)
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG.37. V1(Q)		51,150	(73,606)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG.37. V1(Q)		52,430	(75,448)
GS_21-PJA†† ^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)		16,440	(2,317)
iTraxx.XO.35. V1, 06/20/26	Put	Barclays Bank PLC	06/15/22	7.00%	5.00%(Q)	iTraxx.XO.35. V1(Q)	EUR	10,130	(59,808)
iTraxx.XO.35. V1, 06/20/26	Put	Barclays Bank PLC	06/15/22	9.00%	5.00%(Q)	iTraxx.XO.35. V1(Q)	EUR	9,710	(36,584)
iTraxx.XO.36. V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	5.00%	5.00%(Q)	iTraxx.XO.36. V1(Q)	EUR	4,200	(8,123)
iTraxx.XO.36. V1, 12/20/26^	Put	Barclays Bank PLC	09/21/22	9.00%	5.00%(Q)	iTraxx.XO.36. V1(Q)	EUR	8,170	(58,066)

Total OTC Swaptions (premiums received $788,460)									$(708,593)

Total Options Written (premiums received $10,279,599)									$(1,766,841)

††   The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
80	5 Year U.S. Treasury Notes	Dec. 2021	$9,740,000	$(135,944)
117	10 Year U.S. Ultra Treasury Notes	Dec. 2021	16,968,656	(203,534)

				(339,478)

Short Positions:
10	30 Day Federal Funds	Apr. 2022	4,161,583	7,693
58	30 Day Federal Funds	May 2022	24,127,513	55,492
48	30 Day Federal Funds	Jun. 2022	19,957,596	54,925
14	30 Day Federal Funds	Jul. 2022	5,817,757	19,520
3,270	2 Year U.S. Treasury Notes	Dec. 2021	716,947,500	3,046,789

See Notes to Financial Statements. 46

Futures contracts outstanding at October 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
217	5 Year Euro-Bobl	Dec. 2021	$33,553,964	$483,693
177	10 Year Euro-Bund	Dec. 2021	34,399,369	883,568
810	10 Year U.S. Treasury Notes	Dec. 2021	105,869,535	1,608,901
247	20 Year U.S. Treasury Bonds	Dec. 2021	39,728,406	562,043
24	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	4,713,750	39,153
137	Euro Schatz Index	Dec. 2021	17,731,329	50,036

				6,811,813

				$6,472,335

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	HSBC Bank PLC	AUD	822	$605,115	$618,839	$13,724	$—
Expiring 01/28/22	Citibank, N.A.	AUD	1,415	929,273	1,064,689	135,416	—
Expiring 01/28/22	Morgan Stanley & Co. International PLC	AUD	5,569	4,204,659	4,190,294	—	(14,365)
Expiring 01/28/22	Morgan Stanley & Co. International PLC	AUD	108	79,085	81,590	2,505	—
Expiring 10/31/23	JPMorgan Chase Bank, N.A.	AUD	3,180	2,208,097	2,364,845	156,748	—
Brazilian Real,
Expiring 11/03/21	Credit Suisse International	BRL	28,416	5,336,767	5,029,746	—	(307,021)
Expiring 11/03/21	Deutsche Bank AG	BRL	2,198	395,000	388,984	—	(6,016)
Expiring 11/03/21	Goldman Sachs International	BRL	2,709	490,000	479,544	—	(10,456)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	2,179	401,000	385,703	—	(15,297)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	1,387	261,000	245,461	—	(15,539)
Expiring 12/02/21	Credit Suisse International	BRL	36,888	6,482,222	6,492,376	10,154	—
Expiring 01/28/22	Citibank, N.A.	BRL	2,966	560,000	514,910	—	(45,090)
Expiring 01/28/22	Deutsche Bank AG	BRL	25,948	4,434,000	4,504,157	70,157	—
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	BRL	15,244	2,727,534	2,646,171	—	(81,363)

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	47

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 01/28/22	Morgan Stanley & Co. International PLC	BRL	19,492	$3,580,779	$3,383,524	$—	$(197,255)
British Pound,
Expiring 01/28/22	Morgan Stanley & Co. International PLC	GBP	625	862,819	855,540	—	(7,279)
Canadian Dollar,
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	3,484	2,794,258	2,815,508	21,250	—
Chilean Peso,
Expiring 12/15/21	Barclays Bank PLC	CLP	532,326	653,000	650,901	—	(2,099)
Expiring 12/15/21	BNP Paribas S.A.	CLP	425,309	514,000	520,047	6,047	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	318,630	390,000	389,605	—	(395)
Expiring 12/15/21	BNP Paribas S.A.	CLP	221,341	265,000	270,645	5,645	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	207,823	257,000	254,115	—	(2,885)
Expiring 12/15/21	Citibank, N.A.	CLP	377,340	474,000	461,392	—	(12,608)
Expiring 12/15/21	Citibank, N.A.	CLP	285,344	356,000	348,904	—	(7,096)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	CLP	209,022	264,000	255,581	—	(8,419)
Expiring 12/15/21	UBS AG	CLP	1,798,903	2,247,000	2,199,607	—	(47,393)
Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	2,200	339,000	342,789	3,789	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	51,258	7,853,509	7,987,948	134,439	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	5,895	914,000	918,646	4,646	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	5,812	902,000	905,753	3,753	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	4,241	657,000	660,892	3,892	—
Expiring 11/18/21	Standard Chartered Bank	CNH	7,985	1,247,000	1,244,409	—	(2,591)
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	CNH	3,291	497,363	509,558	12,195	—
Expiring 01/28/22	The Toronto-Dominion Bank	CNH	6,956	1,066,738	1,077,212	10,474	—
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	2,343,356	615,999	620,287	4,288	—
Expiring 12/15/21	Goldman Sachs International	COP	1,464,762	386,000	387,724	1,724	—
Czech Koruna,
Expiring 01/19/22	BNP Paribas S.A.	CZK	10,763	484,999	483,263	—	(1,736)

See Notes to Financial Statements. 48

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 11/22/21	Bank of America, N.A.	EUR	952	$1,122,313	$1,101,010	$—	$(21,303)
Expiring 11/22/21	Deutsche Bank AG	EUR	417	496,797	482,270	—	(14,527)
Expiring 01/19/22	Bank of America, N.A.	EUR	3,687	4,284,293	4,270,764	—	(13,529)
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	157,231	506,000	503,397	—	(2,603)
Expiring 01/19/22	HSBC Bank PLC	HUF	172,203	554,000	551,329	—	(2,671)
Expiring 01/19/22	HSBC Bank PLC	HUF	166,685	534,000	533,665	—	(335)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	112,970	1,530,091	1,498,402	—	(31,689)
Expiring 12/15/21	Citibank, N.A.	INR	57,525	780,000	762,997	—	(17,003)
Expiring 12/15/21	HSBC Bank PLC	INR	55,618	754,000	737,704	—	(16,296)
Expiring 12/15/21	HSBC Bank PLC	INR	52,603	713,000	697,713	—	(15,287)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	44,313	596,000	587,751	—	(8,249)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	43,988	592,000	583,450	—	(8,550)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	27,641	372,000	366,620	—	(5,380)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	48,088	637,999	637,826	—	(173)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	48,027	640,000	637,020	—	(2,980)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	47,883	639,000	635,102	—	(3,898)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	47,800	633,000	634,012	1,012	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	35,590	479,000	472,053	—	(6,947)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	29,175	389,000	386,970	—	(2,030)
Expiring 12/15/21	Standard Chartered
	Bank	INR	76,711	1,017,000	1,017,472	472	—
Expiring 12/15/21	UBS AG	INR	47,356	636,000	628,117	—	(7,883)
Expiring 02/25/22	JPMorgan Chase Bank, N.A.	INR	139,894	1,830,000	1,838,023	8,023	—
Expiring 02/25/22	Standard Chartered Bank	INR	200,001	2,673,214	2,627,748	—	(45,466)
Indonesian Rupiah,
Expiring 12/15/21	Barclays Bank PLC	IDR	5,446,791	378,000	381,012	3,012	—
Expiring 12/15/21	Citibank, N.A.	IDR	28,653,210	1,963,086	2,004,337	41,251	—

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	49

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/15/21	Goldman Sachs International	IDR	5,575,560	$388,000	$390,019	$2,019	$—
Expiring 12/15/21	Goldman Sachs International	IDR	5,279,184	366,000	369,287	3,287	—
Expiring 12/15/21	HSBC Bank PLC	IDR	7,683,462	533,000	537,470	4,470	—
Expiring 12/15/21	HSBC Bank PLC	IDR	5,452,537	378,000	381,414	3,414	—
Expiring 12/15/21	HSBC Bank PLC	IDR	3,755,520	256,000	262,705	6,705	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	5,319,120	370,000	372,081	2,081	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	3,853,036	268,000	269,526	1,526	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	3,790,248	264,000	265,134	1,134	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	7,561,250	526,000	528,921	2,921	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	7,317,639	509,000	511,880	2,880	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	5,750,741	401,000	402,274	1,274	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	3,710,245	253,000	259,538	6,538	—
Israeli Shekel,
Expiring 12/15/21	Citibank, N.A.	ILS	1,222	382,000	386,465	4,465	—
Japanese Yen,
Expiring 01/19/22	Barclays Bank PLC	JPY	132,979	1,170,238	1,167,964	—	(2,274)
Expiring 01/28/22	Citibank, N.A.	JPY	538,981	5,262,454	4,734,270	—	(528,184)
Expiring 01/28/22	Deutsche Bank AG	JPY	406,777	3,862,000	3,573,025	—	(288,975)
Expiring 01/28/22	Deutsche Bank AG	JPY	153,253	1,470,000	1,346,133	—	(123,867)
Expiring 01/28/22	Deutsche Bank AG	JPY	102,273	944,000	898,340	—	(45,660)
Expiring 05/31/22	Citibank, N.A.	JPY	92,578	849,426	814,455	—	(34,971)
Expiring 05/31/22	Deutsche Bank AG	JPY	662,163	6,130,000	5,825,376	—	(304,624)
Expiring 10/31/23	Barclays Bank PLC	JPY	487,838	5,118,000	4,368,747	—	(749,253)
Expiring 10/31/23	Deutsche Bank AG	JPY	498,249	5,219,999	4,461,984	—	(758,015)
Expiring 10/31/23	Goldman Sachs International	JPY	874,045	8,971,000	7,827,359	—	(1,143,641)
Expiring 10/31/23	Morgan Stanley & Co. International PLC	JPY	855,296	8,262,958	7,659,460	—	(603,498)
Mexican Peso,
Expiring 12/15/21	BNP Paribas S.A.	MXN	8,182	407,000	394,532	—	(12,468)
Expiring 12/15/21	Citibank, N.A.	MXN	13,408	660,000	646,539	—	(13,461)
Expiring 12/15/21	Citibank, N.A.	MXN	11,320	537,000	545,863	8,863	—

See Notes to Financial Statements. 50

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/15/21	Goldman Sachs International	MXN	46,753	$2,310,602	$2,254,497	$—	$(56,105)
Expiring 12/15/21	Goldman Sachs International	MXN	15,561	766,000	750,371	—	(15,629)
Expiring 12/15/21	Goldman Sachs International	MXN	12,102	594,000	583,558	—	(10,442)
Expiring 12/15/21	Goldman Sachs International	MXN	11,575	556,000	558,176	2,176	—
Expiring 12/15/21	Goldman Sachs International	MXN	7,720	375,000	372,271	—	(2,729)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	7,360	365,000	354,914	—	(10,086)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	MXN	46,753	2,309,369	2,254,496	—	(54,873)
Expiring 02/25/22	Bank of America, N.A.	MXN	47,307	2,005,107	2,254,225	249,118	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	MXN	28,900	1,360,406	1,377,101	16,695	—
Expiring 04/28/23	JPMorgan Chase Bank, N.A.	MXN	72,679	3,006,698	3,202,592	195,894	—
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	231,058	9,739,000	10,181,479	442,479	—
New Taiwanese Dollar,
Expiring 12/15/21	Standard Chartered Bank	TWD	34,611	1,252,164	1,246,584	—	(5,580)
Expiring 12/15/21	UBS AG	TWD	20,270	737,000	730,079	—	(6,921)
Expiring 12/23/21	Citibank, N.A.	TWD	21,613	789,307	778,823	—	(10,484)
Expiring 12/23/21	Deutsche Bank AG	TWD	18,134	651,000	653,473	2,473	—
Peruvian Nuevo Sol,
Expiring 12/15/21	Goldman Sachs International	PEN	1,067	259,000	266,825	7,825	—
Philippine Peso,
Expiring 12/15/21	HSBC Bank PLC	PHP	39,163	767,000	773,178	6,178	—
Expiring 12/15/21	HSBC Bank PLC	PHP	37,900	743,000	748,251	5,251	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	99,753	1,978,239	1,969,373	—	(8,866)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	53,146	1,038,000	1,049,230	11,230	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	39,538	776,000	780,581	4,581	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	PHP	33,340	648,000	658,209	10,209	—

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	51

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/15/21	Standard Chartered Bank	PHP	52,471	$1,027,000	$1,035,921	$8,921	$—
Polish Zloty,
Expiring 01/19/22	Citibank, N.A.	PLN	2,495	632,000	624,254	—	(7,746)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	1,993	505,000	498,546	—	(6,454)
Russian Ruble,
Expiring 11/22/21	Deutsche Bank AG	RUB	153,565	1,982,000	2,155,239	173,239	—
Expiring 11/22/21	Morgan Stanley & Co. International PLC	RUB	176,513	2,206,000	2,477,303	271,303	—
Expiring 12/15/21	Barclays Bank PLC	RUB	236,162	3,171,065	3,294,876	123,811	—
Expiring 12/15/21	Barclays Bank PLC	RUB	18,663	251,000	260,378	9,378	—
Expiring 12/15/21	Credit Suisse International	RUB	21,090	285,000	294,249	9,249	—
Expiring 12/15/21	Goldman Sachs International	RUB	17,092	232,000	238,464	6,464	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	236,162	3,185,737	3,294,876	109,139	—
Singapore Dollar,
Expiring 12/15/21	Goldman Sachs International	SGD	532	395,000	394,176	—	(824)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	1,195	881,000	885,734	4,734	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	530	395,000	393,227	—	(1,773)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	7,122	476,000	463,513	—	(12,487)
Expiring 12/15/21	Barclays Bank PLC	ZAR	5,757	389,000	374,660	—	(14,340)
Expiring 12/15/21	Goldman Sachs International	ZAR	5,476	375,000	356,391	—	(18,609)
Expiring 12/15/21	Goldman Sachs International	ZAR	3,856	261,000	250,943	—	(10,057)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	8,946	589,001	582,219	—	(6,782)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	8,774	592,000	571,056	—	(20,944)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	7,140	476,000	464,708	—	(11,292)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	5,422	356,000	352,872	—	(3,128)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	4,014	266,000	261,241	—	(4,759)

See Notes to Financial Statements. 52

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/23/21	Goldman Sachs International	ZAR	73,237	$3,878,000	$4,761,175	$883,175	$—
Expiring 05/31/22	Morgan Stanley & Co. International PLC	ZAR	10,977	706,260	698,825	—	(7,435)
Expiring 05/31/22	Morgan Stanley & Co. International PLC	ZAR	7,904	515,310	503,147	—	(12,163)
South Korean Won,
Expiring 12/15/21	Goldman Sachs International	KRW	448,640	382,000	381,523	—	(477)
Expiring 12/15/21	HSBC Bank PLC	KRW	761,919	645,000	647,935	2,935	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	5,270,607	4,500,407	4,482,118	—	(18,289)
Expiring 12/15/21	Standard Chartered Bank	KRW	759,252	649,000	645,667	—	(3,333)
Thai Baht,
Expiring 12/15/21	HSBC Bank PLC	THB	21,934	666,000	660,805	—	(5,195)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	14,618	444,000	440,403	—	(3,597)
Expiring 12/15/21	Standard Chartered Bank	THB	22,196	658,000	668,706	10,706	—
Expiring 12/15/21	Standard Chartered Bank	THB	16,836	515,000	507,209	—	(7,791)
Expiring 12/15/21	UBS AG	THB	19,460	585,000	586,262	1,262	—

				$201,340,756	$198,635,591	3,274,618	(5,979,783)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	4,407	$3,248,017	$3,316,252	$—	$(68,235)
Expiring 05/31/22	Morgan Stanley & Co. International PLC	AUD	1,263	953,616	949,581	4,035	—
Brazilian Real,
Expiring 11/03/21	Credit Suisse International	BRL	36,888	6,517,382	6,529,437	—	(12,055)
Expiring 01/28/22	Citibank, N.A.	BRL	24,184	4,311,000	4,197,914	113,086	—
Expiring 01/28/22	Citibank, N.A.	BRL	2,181	414,751	378,556	36,195	—
Expiring 01/28/22	Deutsche Bank AG	BRL	37,286	8,109,155	6,472,292	1,636,863	—

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	53

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound,
Expiring 01/19/22	Barclays Bank PLC	GBP	19,964	$27,142,596	$27,329,102	$—	$(186,506)
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	GBP	625	817,100	855,539	—	(38,439)
Chilean Peso,
Expiring 12/15/21	BNP Paribas S.A.	CLP	1,387,039	1,772,822	1,696,000	76,822	—
Expiring 12/15/21	Citibank, N.A.	CLP	206,180	261,000	252,106	8,894	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	CLP	413,687	507,001	505,836	1,165	—
Expiring 12/15/21	UBS AG	CLP	506,184	626,000	618,936	7,064	—
Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	8,844	1,357,000	1,378,263	—	(21,263)
Expiring 11/18/21	Citibank, N.A.	CNH	3,878	607,000	604,413	2,587	—
Expiring 11/18/21	Citibank, N.A.	CNH	3,294	506,000	513,396	—	(7,396)
Expiring 11/18/21	Citibank, N.A.	CNH	2,904	447,000	452,492	—	(5,492)
Expiring 11/18/21	Citibank, N.A.	CNH	2,654	409,000	413,669	—	(4,669)
Expiring 11/18/21	HSBC Bank PLC	CNH	4,190	647,000	652,964	—	(5,964)
Expiring 11/18/21	HSBC Bank PLC	CNH	4,096	640,000	638,285	1,715	—
Expiring 11/18/21	HSBC Bank PLC	CNH	3,349	513,000	521,852	—	(8,852)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	4,224	647,000	658,215	—	(11,215)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	3,317	507,000	516,852	—	(9,852)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	2,628	405,000	409,528	—	(4,528)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	2,486	383,000	387,375	—	(4,375)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	2,478	382,000	386,104	—	(4,104)
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	5,050	772,000	787,020	—	(15,020)
Expiring 01/28/22	Deutsche Bank AG	CNH	6,953	1,068,913	1,076,731	—	(7,818)
Expiring 01/28/22	Deutsche Bank AG	CNH	3,291	478,000	509,557	—	(31,557)
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	2,151,528	571,000	569,511	1,489	—
Expiring 12/15/21	BNP Paribas S.A.	COP	1,481,126	384,000	392,055	—	(8,055)
Expiring 12/15/21	Citibank, N.A.	COP	2,438,872	633,000	645,571	—	(12,571)
Expiring 12/15/21	Goldman Sachs International	COP	1,821,307	481,000	482,101	—	(1,101)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	COP	5,357,160	1,417,932	1,418,044	—	(112)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	2,068,364	535,000	547,497	—	(12,497)

See Notes to Financial Statements. 54

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	1,488,096	$386,000	$393,900	$—	$(7,900)
Expiring 12/15/21	UBS AG	COP	2,435,155	631,000	644,587	—	(13,587)
Expiring 12/15/21	UBS AG	COP	1,958,986	519,000	518,545	455	—
Expiring 12/15/21	UBS AG	COP	978,435	255,000	258,992	—	(3,992)
Expiring 12/15/21	UBS AG	COP	963,840	251,000	255,129	—	(4,129)
Czech Koruna,
Expiring 01/19/22	Barclays Bank PLC	CZK	16,066	728,772	721,353	7,419	—
Euro,
Expiring 11/22/21	Citibank, N.A.	EUR	509	606,703	589,108	17,595	—
Expiring 11/22/21	Morgan Stanley & Co. International PLC	EUR	860	1,025,453	994,172	31,281	—
Expiring 01/19/22	Goldman Sachs International	EUR	19,825	22,953,384	22,966,121	—	(12,737)
Expiring 01/19/22	HSBC Bank PLC	EUR	22,337	25,865,866	25,876,442	—	(10,576)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	1,627	1,890,584	1,885,012	5,572	—
Expiring 01/19/22	UBS AG	EUR	22,097	25,605,008	25,598,478	6,530	—
Expiring 01/19/22	UBS AG	EUR	13,273	15,378,645	15,375,625	3,020	—
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	791,308	2,529,999	2,533,475	—	(3,476)
Expiring 01/19/22	HSBC Bank PLC	HUF	791,308	2,530,889	2,533,475	—	(2,586)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	36,297	486,000	481,433	4,567	—
Expiring 12/15/21	Credit Suisse International	INR	47,829	634,000	634,392	—	(392)
Expiring 12/15/21	Credit Suisse International	INR	39,129	517,000	518,999	—	(1,999)
Expiring 12/15/21	Goldman Sachs International	INR	49,953	668,000	662,565	5,435	—
Expiring 12/15/21	HSBC Bank PLC	INR	78,190	1,032,000	1,037,092	—	(5,092)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	59,517	783,000	789,424	—	(6,424)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	46,506	620,000	616,839	3,161	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	44,514	595,000	590,419	4,581	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	67,718	892,000	898,194	—	(6,194)
Expiring 12/15/21	Standard Chartered Bank	INR	49,272	648,000	653,537	—	(5,537)

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	55

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/15/21	UBS AG	INR	48,815	$650,000	$647,470	$2,530	$—
Expiring 02/25/22	JPMorgan Chase Bank, N.A.	INR	179,467	2,319,000	2,357,960	—	(38,960)
Expiring 02/25/22	Morgan Stanley & Co. International PLC	INR	164,184	2,095,000	2,157,158	—	(62,158)
Indonesian Rupiah,
Expiring 12/15/21	HSBC Bank PLC	IDR	19,410,860	1,366,000	1,357,821	8,179	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	3,779,587	259,000	264,388	—	(5,388)
Expiring 12/15/21	Standard Chartered Bank	IDR	8,507,632	592,000	595,122	—	(3,122)
Israeli Shekel,
Expiring 12/15/21	Bank of America, N.A.	ILS	1,248	388,000	394,555	—	(6,555)
Expiring 12/15/21	Barclays Bank PLC	ILS	4,190	1,300,000	1,324,696	—	(24,696)
Expiring 12/15/21	Barclays Bank PLC	ILS	1,982	617,000	626,455	—	(9,455)
Expiring 12/15/21	BNP Paribas S.A.	ILS	1,440	447,505	455,094	—	(7,589)
Expiring 12/15/21	Citibank, N.A.	ILS	2,855	888,000	902,538	—	(14,538)
Expiring 12/15/21	Citibank, N.A.	ILS	1,257	390,000	397,437	—	(7,437)
Expiring 12/15/21	Citibank, N.A.	ILS	1,248	386,000	394,681	—	(8,681)
Expiring 12/15/21	Goldman Sachs International	ILS	1,237	384,000	390,900	—	(6,900)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ILS	1,678	518,000	530,312	—	(12,312)
Japanese Yen,
Expiring 01/28/22	Citibank, N.A.	JPY	634,903	5,972,189	5,576,833	395,356	—
Expiring 01/28/22	Citibank, N.A.	JPY	601,760	5,760,948	5,285,708	475,240	—
Expiring 01/28/22	Citibank, N.A.	JPY	410,350	3,967,301	3,604,410	362,891	—
Expiring 01/28/22	Citibank, N.A.	JPY	93,027	852,053	817,127	34,926	—
Expiring 05/31/22	Citibank, N.A.	JPY	293,864	2,846,550	2,585,265	261,285	—
Expiring 05/31/22	Deutsche Bank AG	JPY	349,393	3,323,000	3,073,781	249,219	—
Expiring 10/31/23	Bank of America, N.A.	JPY	1,325,555	12,988,000	11,870,787	1,117,213	—
Expiring 10/31/23	Bank of America, N.A.	JPY	1,168,753	11,585,000	10,466,568	1,118,432	—
Expiring 10/31/23	Citibank, N.A.	JPY	399,802	4,148,827	3,580,357	568,470	—
Expiring 10/31/23	Citibank, N.A.	JPY	46,713	447,401	418,332	29,069	—
Mexican Peso,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	12,152	596,000	585,964	10,036	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	11,990	592,000	578,195	13,805	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	11,975	594,000	577,427	16,573	—
Expiring 02/25/22	Barclays Bank PLC	MXN	45,503	1,924,000	2,168,240	—	(244,240)

See Notes to Financial Statements. 56

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 02/25/22	Deutsche Bank AG	MXN	16,101	$750,000	$767,209	$—	$(17,209)
Expiring 02/25/22	Goldman Sachs International	MXN	14,604	589,000	695,876	—	(106,876)
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	303,737	13,188,761	13,384,071	—	(195,310)
New Taiwanese Dollar,
Expiring 12/15/21	Credit Suisse International	TWD	17,586	635,000	633,382	1,618	—
Expiring 12/15/21	Credit Suisse International	TWD	12,830	466,000	462,102	3,898	—
Expiring 12/15/21	Goldman Sachs International	TWD	17,681	636,000	636,808	—	(808)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	34,481	1,241,000	1,241,906	—	(906)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	18,392	663,000	662,409	591	—
Expiring 12/23/21	JPMorgan Chase Bank, N.A.	TWD	39,747	1,509,000	1,432,296	76,704	—
Peruvian Nuevo Sol,
Expiring 12/15/21	Standard Chartered Bank	PEN	1,500	379,000	375,149	3,851	—
Philippine Peso,
Expiring 12/15/21	Citibank, N.A.	PHP	44,660	876,000	881,707	—	(5,707)
Expiring 12/15/21	Citibank, N.A.	PHP	19,764	393,000	390,191	2,809	—
Expiring 12/15/21	Goldman Sachs International	PHP	32,585	645,000	643,319	1,681	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	38,927	769,000	768,514	486	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	19,419	386,000	383,371	2,629	—
Russian Ruble,
Expiring 11/22/21	Citibank, N.A.	RUB	41,475	556,999	582,084	—	(25,085)
Expiring 11/22/21	Deutsche Bank AG	RUB	273,335	3,606,000	3,836,164	—	(230,164)
Expiring 11/22/21	Deutsche Bank AG	RUB	14,383	190,000	201,861	—	(11,861)
Expiring 12/15/21	Bank of America, N.A.	RUB	26,811	364,000	374,058	—	(10,058)
Expiring 12/15/21	Bank of America, N.A.	RUB	19,290	265,000	269,124	—	(4,124)
Expiring 12/15/21	Citibank, N.A.	RUB	52,617	714,000	734,102	—	(20,102)
Expiring 12/15/21	Citibank, N.A.	RUB	45,984	623,000	641,560	—	(18,560)
Expiring 12/15/21	Citibank, N.A.	RUB	44,037	595,000	614,392	—	(19,392)
Expiring 12/15/21	Citibank, N.A.	RUB	29,455	399,000	410,946	—	(11,946)
Expiring 12/15/21	Citibank, N.A.	RUB	21,627	293,000	301,732	—	(8,732)

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	57

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/15/21	Credit Suisse International	RUB	49,436	$670,000	$689,719	$—	$(19,719)
Expiring 12/15/21	Credit Suisse International	RUB	37,609	517,000	524,707	—	(7,707)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	38,528	521,000	537,529	—	(16,529)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	35,399	498,000	493,879	4,121	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	18,176	244,000	253,590	—	(9,590)
Expiring 12/15/21	Standard Chartered Bank	RUB	37,687	513,000	525,804	—	(12,804)
Expiring 12/15/21	Standard Chartered Bank	RUB	18,744	254,000	261,511	—	(7,511)
Singapore Dollar,
Expiring 12/15/21	BNP Paribas S.A.	SGD	846	625,000	627,586	—	(2,586)
Expiring 12/15/21	Citibank, N.A.	SGD	547	405,000	405,712	—	(712)
Expiring 12/15/21	Goldman Sachs International	SGD	11,835	8,804,147	8,774,332	29,815	—
Expiring 12/15/21	Goldman Sachs International	SGD	894	665,000	662,578	2,422	—
Expiring 12/15/21	Goldman Sachs International	SGD	546	404,000	404,923	—	(923)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	1,043	774,000	773,591	409	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	811	596,000	601,426	—	(5,426)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	808	596,000	598,769	—	(2,769)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	568	420,000	421,460	—	(1,460)
Expiring 12/15/21	UBS AG	SGD	934	694,000	692,299	1,701	—
Expiring 12/15/21	UBS AG	SGD	890	656,000	659,809	—	(3,809)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	80,810	5,534,237	5,259,380	274,857	—
Expiring 12/15/21	Citibank, N.A.	ZAR	49,122	3,397,708	3,196,992	200,716	—
Expiring 12/15/21	HSBC Bank PLC	ZAR	88,474	6,132,717	5,758,168	374,549	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	9,109	596,000	592,855	3,145	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	9,042	595,000	588,480	6,520	—
Expiring 12/23/21	Barclays Bank PLC	ZAR	44,623	2,407,116	2,900,979	—	(493,863)

See Notes to Financial Statements. 58

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/23/21	Goldman Sachs International	ZAR	7,752	$489,000 $	503,945	$—	$(14,945)
Expiring 12/23/21	Morgan Stanley & Co. International PLC	ZAR	20,862	1,363,884	1,356,251	7,633	—
Expiring 05/31/22	JPMorgan Chase Bank, N.A.	ZAR	10,977	652,000	698,825	—	(46,825)
Expiring 05/31/22	JPMorgan Chase Bank, N.A.	ZAR	7,904	507,000	503,147	3,853	—
Thai Baht,
Expiring 12/15/21	Citibank, N.A.	THB	16,460	501,000	495,884	5,116	—
Expiring 12/15/21	Credit Suisse International	THB	4,322	129,274	130,205	—	(931)
Expiring 12/15/21	HSBC Bank PLC	THB	137,641	4,236,543	4,146,697	89,846	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	21,412	640,000	645,082	—	(5,082)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	17,212	523,000	518,542	4,458	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	17,097	512,000	515,071	—	(3,071)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	17,058	501,000	513,898	—	(12,898)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	THB	15,502	463,726	467,024	—	(3,298)
Expiring 12/15/21	Standard Chartered Bank	THB	38,421	1,175,000	1,157,515	17,485	—
Expiring 12/15/21	Standard Chartered Bank	THB	30,758	918,000	926,631	—	(8,631)
Expiring 12/15/21	Standard Chartered Bank	THB	29,650	916,000	893,274	22,726	—
Expiring 12/15/21	Standard Chartered Bank	THB	23,793	736,000	716,799	19,201	—
Turkish Lira,
Expiring 12/15/21	Morgan Stanley & Co. International PLC	TRY	11,752	1,345,558	1,194,853	150,705	—

				$327,560,032	$321,989,989	7,956,300	(2,386,257)

						$11,230,918	$(8,366,040)

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	59

Schedule of Investments  (continued)

as of October 31, 2021

Cross currency exchange contracts outstanding at October 31, 2021:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/28/22	Buy	JPY	95,923	AUD	1,415	$—	$(222,127)	Deutsche Bank AG
01/28/22	Buy	JPY	162,036	AUD	2,167	—	(207,230)	Deutsche Bank AG
01/28/22	Buy	JPY	274,921	AUD	3,510	—	(226,196)	BNP Paribas S.A.
05/31/22	Buy	AUD	4,921	JPY	375,226	398,777	—	Deutsche Bank AG
05/31/22	Buy	JPY	263,742	AUD	3,658	—	(429,981)	Goldman Sachs International
10/31/23	Buy	AUD	6,309	JPY	422,703	906,318	—	Deutsche Bank AG
10/31/23	Buy	JPY	648,099	AUD	9,489	—	(1,252,669)	Morgan Stanley & Co. International PLC

						$1,305,095	$(2,338,203)

Credit default swap agreements outstanding at October 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA††	11/14/21	0.250%(M)	16,440	*	$3,996	$(799)	$4,795	Goldman Sachs International

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Federal Republic of Brazil	12/20/26	1.000%(Q)	3,200	$218,478	$218,760	$(282)	Barclays Bank PLC
Republic of France	12/20/26	0.250%(Q)	1,225	(2,437)	(2,479)	42	Deutsche Bank AG
United Mexican States	06/20/23	1.000%(Q)	1,400	(16,047)	2,908	(18,955)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,385	(15,875)	7,139	(23,014)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	460	(5,272)	2,660	(7,932)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	460	(5,273)	2,438	(7,711)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	455	(5,215)	879	(6,094)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	240	(2,750)	499	(3,249)	Citibank, N.A.

See Notes to Financial Statements. 60

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
United Mexican States	12/20/24	1.000%(Q)	1,000	$(14,233)	$(7,465)	$(6,768)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	440	(6,263)	1,944	(8,207)	Citibank, N.A.

				$145,113	$227,283	$(82,170)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T Inc.	06/20/22	1.000%(Q)		2,810	0.256%	$16,851	$13,878	$2,973	Goldman Sachs International
Bank of America Corp.	06/20/22	1.000%(Q)		4,690	0.207%	29,616	23,465	6,151	Goldman Sachs International
Boeing Co.	12/20/21	1.000%(Q)		5,300	0.331%	11,301	3,870	7,431	Bank of America, N.A.
Boeing Co.	06/20/24	1.000%(Q)		1,460	0.674%	14,239	5,323	8,916	Goldman Sachs International
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR	1,490	5.042%	8,250	25,471	(17,221)	Goldman Sachs International
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR	220	5.042%	1,218	3,900	(2,682)	Goldman Sachs International
Citigroup, Inc.	06/20/22	1.000%(Q)		2,920	0.244%	17,739	14,422	3,317	Goldman Sachs International
Delta Air Lines, Inc.	06/20/22	5.000%(Q)		680	0.719%	22,821	17,339	5,482	Credit Suisse International
Devon Energy Corp.	12/20/21	1.000%(Q)		2,000	0.333%	4,260	1,832	2,428	Barclays Bank PLC
Devon Energy Corp.	12/20/21	1.000%(Q)		1,390	0.333%	2,961	1,437	1,524	Goldman Sachs International
Devon Energy Corp.	12/20/21	1.000%(Q)		1,000	0.333%	2,129	915	1,214	Morgan Stanley & Co. International PLC
Electricite de France SA	12/20/22	1.000%(Q)	EUR	1,820	0.148%	23,275	19,033	4,242	Goldman Sachs International
EQT Corp.	06/20/22	5.000%(Q)		770	1.068%	24,057	17,693	6,364	Credit Suisse International
General Electric Co.	06/20/22	1.000%(Q)		2,780	0.164%	18,326	12,466	5,860	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	61

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
General Motors Co.	06/20/26	5.000%(Q)	2,230	0.906%	$424,333	$403,216	$21,117	Goldman Sachs International
Goldman Sachs Group, Inc. (The)	12/20/21	1.000%(Q)	2,250	0.243%	5,083	2,479	2,604	Barclays Bank PLC
Halliburton Co.	12/20/26	1.000%(Q)	910	0.713%	14,089	8,963	5,126	Goldman Sachs International
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	500	0.588%	6,007	5,110	897	Goldman Sachs International
JPMorgan Chase & Co.	12/20/21	1.000%(Q)	1,500	0.206%	3,469	1,756	1,713	Barclays Bank PLC
Naturgy Energy Group SA	06/20/22	1.000%(Q)	EUR 4,950	0.192%	36,777	28,075	8,702	Goldman Sachs International
Ovintiv, Inc.	12/20/21	1.000%(Q)	1,140	0.367%	2,372	1,044	1,328	Barclays Bank PLC
Petroleos Mexicanos	06/20/23	1.000%(Q)	9,450	1.708%	(98,385)	(464,085)	365,700	BNP Paribas S.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,165	1.708%	(12,129)	(24,403)	12,274	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,155	1.708%	(12,025)	(29,041)	17,016	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	385	1.708%	(4,008)	(9,920)	5,912	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	385	1.708%	(4,009)	(9,741)	5,732	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	380	1.708%	(3,956)	(7,997)	4,041	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	195	1.708%	(2,030)	(4,082)	2,052	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	1,000	2.372%	(40,507)	(32,755)	(7,752)	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%(Q)	440	2.372%	(17,824)	(26,043)	8,219	Citibank, N.A.
Pioneer Natural Resources Co.	06/20/22	1.000%(Q)	3,750	0.156%	24,924	19,004	5,920	Goldman Sachs International
Republic of France	12/20/26	0.250%(Q)	1,225	0.217%	2,438	9,812	(7,374)	Deutsche Bank AG
Simon Property Group LP	06/20/26	1.000%(Q)	1,980	0.578%	40,319	21,324	18,995	Goldman Sachs International

See Notes to Financial Statements. 62

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Teva Pharmaceutical Industries Ltd.	12/20/21	1.000%(Q)	190	1.111%	$192	$65	$127	Barclays Bank PLC
T-Mobile USA, Inc.	12/20/21	5.000%(Q)	730	0.488%	9,012	4,682	4,330	Barclays Bank PLC
Verizon Communications, Inc.	06/20/26	1.000%(Q)	680	0.488%	16,676	13,226	3,450	Goldman Sachs International

					$587,861	$71,733	$516,128

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000	%(Q)	54,460	$(1,336,962)	$(1,361,453)	$(24,491)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
CMBX.NA.13.AAA	12/16/72	0.500%(M)	25,000	$(59,316)	$697,453	$(756,769)	Morgan Stanley &Co. International PLC
CMBX.NA.13.AAA	12/16/72	0.500%(M)	22,500	(53,384)	234,238	(287,622)	Citigroup Global Markets, Inc.
CMBX.NA.13.AAA	12/16/72	0.500%(M)	10,000	(23,727)	200,175	(223,902)	Goldman Sachs International
CMBX.NA.13.AAA	12/16/72	0.500%(M)	7,000	(17,484)	33,431	(50,915)	Morgan Stanley &Co. International PLC

				$(153,911)	$1,165,297	$(1,319,208)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	63

Schedule of Investments  (continued)

as of October 31, 2021

CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at October 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
3,095	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$ (233,498)	$ (233,498)

See Notes to Financial Statements. 64

Inflation swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements (cont’d):
800	01/13/31	2.229%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(72,223)	$(72,223)
2,650	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(238,951)	(238,951)
3,710	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(227,019)	(227,019)
1,050	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(68,003)	(68,003)
2,110	04/09/31	2.448%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(133,756)	(133,756)
2,170	04/13/31	2.445%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(137,718)	(137,718)
1,330	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(83,677)	(83,677)
1,355	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(85,058)	(85,058)
1,120	04/15/31	2.460%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(68,998)	(68,998)
2,165	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(132,184)	(132,184)

				$—	$(1,481,085)	$(1,481,085)

(1)	The Fund pays the fixed rate and receives the floating rate.

(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL 66,745	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	$—	$(1,539,413)	$ (1,539,413)
BRL 24,233	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(605,127)	(605,127)

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	65

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	25,971	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	$—	$(649,848)	$(649,848)
BRL	41,334	01/02/25	6.359%(T)	1 Day BROIS(2)(T)	—	(1,031,249)	(1,031,249)
BRL	18,614	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	(311,694)	(311,694)
BRL	21,128	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(347,908)	(347,908)
BRL	13,418	01/04/27	6.845%(T)	1 Day BROIS(2)(T)	—	(491,137)	(491,137)
BRL	8,342	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(302,389)	(302,389)
BRL	14,674	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(532,669)	(532,669)
BRL	17,000	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	(511,726)	(511,726)
CLP	14,295,000	01/25/26	1.634%(S)	1 Day CLOIS(2)(S)	—	(2,483,100)	(2,483,100)
COP	11,070,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(101,965)	(101,965)
COP	12,642,920	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	(111,707)	(111,707)
COP	7,380,000	01/20/26	3.085%(Q)	1 Day COOIS(2)(Q)	—	(215,692)	(215,692)
COP	11,208,000	02/03/26	3.080%(Q)	1 Day COOIS(2)(Q)	—	(322,895)	(322,895)
COP	7,821,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(170,018)	(170,018)
COP	5,472,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(118,028)	(118,028)
COP	7,813,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	(170,588)	(170,588)
GBP	6,090	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(84,366)	(13,139)	71,227
GBP	1,340	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(30,882)	(38,378)	(7,496)
HUF	2,500,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	(1,167,856)	(1,167,856)
MXN	81,700	01/12/28	5.020%(M)	28 Day Mexican Interbank Rate(2)(M)	(58)	(514,069)	(514,011)

See Notes to Financial Statements. 66

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	11,550	01/03/31	5.550%(M)	28 Day Mexican Interbank Rate(2)(M)	$(50)	$(79,063)	$(79,013)
MXN	32,290	01/13/31	5.460%(M)	28 Day Mexican Interbank Rate(2)(M)	(42)	(230,841)	(230,799)
MXN	112,300	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(144)	(807,188)	(807,044)
MXN	28,860	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(48)	(215,458)	(215,410)
MXN	8,665	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(53)	(69,779)	(69,726)
NZD	6,000	02/14/30	1.522%(S)	3 Month BBR(2)(Q)	—	(372,286)	(372,286)
NZD	1,600	01/19/31	1.090%(S)	3 Month BBR(2)(Q)	—	(150,504)	(150,504)
NZD	5,740	01/19/31	1.096%(S)	3 Month BBR(2)(Q)	2,454	(537,817)	(540,271)
NZD	2,100	01/26/31	1.098%(S)	3 Month BBR(2)(Q)	—	(197,174)	(197,174)
PLN	7,000	01/19/31	1.200%(A)	6 Month WIBOR(2)(S)	2,551	(205,815)	(208,366)
PLN	26,290	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(21,990)	(791,131)	(769,141)
PLN	1,650	08/02/31	1.650%(S)	6 Month WIBOR(2)(A)	(4,034)	(37,782)	(33,748)
	7,400	08/15/28	1.220%(A)	1 DAY SOFR(1)(A)	—	(22,179)	(22,179)
ZAR	99,200	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(25,545)	(3,161)	22,384
ZAR	54,300	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(425)	68,391	68,816
ZAR	100,000	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	378,368	378,368
ZAR	10,700	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(190)	70,420	70,610
ZAR	114,100	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(2,775)	(290,045)	(287,270)
ZAR	7,000	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	(96)	(15,872)	(15,776)

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	67

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	3,800	01/15/31	6.765%(Q)	3 Month JIBAR(2)(Q)	$(79)	$(16,323)	$(16,244)
ZAR	19,300	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(4,243)	425	4,668

					$(170,015)	$(15,275,409)	$(15,105,394)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$2,082,324	$(618,810)	$555,994	$(1,436,449)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$7,429,000	$6,320,771

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements. 68

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$2,033,335	$—
Collateralized Loan Obligations	—	186,176,283	—
Consumer Loans	—	10,189,630	—
Home Equity Loans	—	13,586,410	—
Other	—	3,203,195	—
Residential Mortgage-Backed Securities	—	20,073,475	—
Student Loans	—	24,908,067	—
Bank Loans	—	9,979,214	7,103,458
Commercial Mortgage-Backed Securities	—	73,893,388	—
Convertible Bond	—	38,328	—
Corporate Bonds	—	294,287,771	—
Municipal Bonds	—	18,654,084	—
Residential Mortgage-Backed Securities	—	24,932,083	—
Sovereign Bonds	—	37,148,794	—
U.S. Treasury Obligations	—	92,994,305	—
Common Stocks	12,878,285	4,478,614	—
Warrants	—	—	5,598
Short-Term Investments
Affiliated Mutual Funds	142,170,469	—	—
Options Purchased	—	1,693,327	—

Total	$155,048,754	$818,270,303	$7,109,056

Liabilities
Options Written	$—	$(1,706,458)	$(60,383)

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$3,262	$—
Futures Contracts	6,811,813	—	—
OTC Forward Foreign Currency Exchange Contracts	—	11,230,918	—
OTC Cross Currency Exchange Contracts	—	1,305,095	—
OTC Credit Default Swap Agreements	—	1,001,212	3,996
Centrally Cleared Interest Rate Swap Agreements	—	616,073	—

Total	$6,811,813	$14,156,560	$3,996

Liabilities
Futures Contracts	$(339,478)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(8,366,040)	—
OTC Cross Currency Exchange Contracts	—	(2,338,203)	—
Centrally Cleared Credit Default Swap Agreement	—	(24,491)	—
OTC Credit Default Swap Agreements	—	(422,149)	—

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	69

Schedule of Investments  (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Inflation Swap Agreements	$—	$(1,481,085)	$—
Centrally Cleared Interest Rate Swap Agreements	—	(15,721,467)	—

Total	$(339,478)	$(28,353,435)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities	Warrants

Balance as of 10/31/20	$12,449,038	$17,302,975	$—
Realized gain (loss)	1,414,688	—	—
Change in unrealized appreciation (depreciation)	1,333,114	144,816	5,598
Purchases/Exchanges/Issuances	4,610,390	—	—
Sales/Paydowns	(12,706,462)	(17,447,791)	—
Accrued discount/premium	2,690	—	—
Transfers into Level 3*	—	—	—
Transfers out of Level 3*	—	—	—

Balance as of 10/31/21	$7,103,458	$—	$5,598

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$1,262,825	$—	$5,598

	Options Written	OTC Credit Default Swap Agreements
Balance as of 10/31/20	$—	$(476)
Realized gain (loss)	—	21,815
Change in unrealized appreciation (depreciation)	(4,745)	3,996
Purchases/Exchanges/Issuances	—	—
Sales/Paydowns	(55,638)	(21,339)
Accrued discount/premium	—	—
Transfers into Level 3*	—	—
Transfers out of Level 3*	—	—

Balance as of 10/31/21	$(60,383)	$3,996

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(4,745)	$3,996

*

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels due to a change in observable and/or unobservable inputs.

See Notes to Financial Statements. 70

As of October 31, 2021, the aggregate value of Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers was $7,052,669. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	19.0%
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	14.5
U.S. Treasury Obligations	9.5
Commercial Mortgage-Backed Securities	7.5
Banks	5.5
Residential Mortgage-Backed Securities	4.6
Sovereign Bonds	3.8
Student Loans	2.6
Telecommunications	2.3
Oil & Gas	2.3
Retail	1.9
Municipal Bonds	1.9
Pharmaceuticals	1.9
Pipelines	1.7
Chemicals	1.6
Electric	1.5
Home Equity Loans	1.4
Oil, Gas & Consumable Fuels	1.3
Insurance	1.2
Aerospace & Defense	1.2
Media	1.1
Foods	1.1
Consumer Loans	1.0
Commercial Services	0.9
Gas	0.7
Home Builders	0.7
Entertainment	0.6
Auto Parts & Equipment	0.6
Packaging & Containers	0.6
Airlines	0.5
Real Estate	0.5

Gas Utilities	0.5%
Engineering & Construction	0.4
Healthcare-Products	0.4
Lodging	0.3
Other	0.3
Healthcare-Services	0.3
Internet	0.3
Mining	0.3
Diversified Financial Services	0.3
Energy-Alternate Sources	0.3
Auto Manufacturers	0.2
Automobiles	0.2
Options Purchased	0.2
Forest Products & Paper	0.2
Building Materials	0.1
Real Estate Investment Trusts (REITs)	0.1
Advertising	0.1
Agriculture	0.1
Beverages	0.0	*
Savings & Loans	0.0	*
Computers	0.0	*
Oil & Gas Services	0.0	*
Textiles	0.0	*
Electronics	0.0	*

	100.1
Options Written	(0.2)
Other assets in excess of liabilities	0.1

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	71

Schedule of Investments  (continued)

as of October 31, 2021

Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$24,491	*
Credit contracts	Premiums paid for OTC swap agreements	2,082,324		Premiums received for OTC swap agreements	618,810
Credit contracts	Unaffiliated investments	635,079		Options written outstanding, at value	708,593
Credit contracts	Unrealized appreciation on OTC swap agreements	555,994		Unrealized depreciation on OTC swap agreements	1,436,449
Foreign exchange contracts	Unaffiliated investments	1,058,248		Options written outstanding, at value	1,058,248
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	1,305,095		Unrealized depreciation on OTC cross currency exchange contracts	2,338,203
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	11,230,918		Unrealized depreciation on OTC forward foreign currency exchange contracts	8,366,040
Interest rate contracts	Due from/to broker-variation margin futures	6,811,813	*	Due from/to broker-variation margin futures	339,478	*
Interest rate contracts	Due from/to broker-variation margin swaps	616,073	*	Due from/to broker-variation margin swaps	17,202,552	*

		$24,295,544			$32,092,864

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements. 72

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(762,620)	$725,453	$—	$—	$(187,331)

Foreign exchange contracts	(116,414,198)	113,673,865	—	1,564,217	—

Interest rate contracts	3,166,857	—	(3,253,947)	—	2,292,058

Total	$(114,009,961)	$114,399,318	$(3,253,947)	$1,564,217	$2,104,727

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$71,920	$79,867	$—	$—	$(4,188,403)

Foreign exchange contracts	(1,004,944)	2,789,006	—	(1,417,925)	—

Interest rate contracts	(3,364,556)	—	9,324,573	—	(20,270,627)

Total	$(4,297,580)	$2,868,873	$9,324,573	$(1,417,925)	$(24,459,030)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	73

Schedule of Investments  (continued)

as of October 31, 2021

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)

$49,009,399	$2,169,100,251	$48,995,558	$1,249,229,501	$427,239,059

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)

$555,775,648	$65,299,228	$241,453,191	$380,190,943

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)

$176,888,767	$1,386,620	$14,242,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$14,303,258	$(14,303,258)	$—

See Notes to Financial Statements. 74

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$2,496,064	$(1,071,752)	$1,424,312	$(1,424,312)	$—
Barclays Bank PLC	1,756,611	(2,048,342)	(291,731)	291,731	—
BNP Paribas S.A.	556,237	(805,682)	(249,445)	249,445	—
Citibank, N.A.	2,786,299	(1,088,114)	1,698,185	(1,280,000)	418,185
Citigroup Global Markets, Inc.	234,238	(287,622)	(53,384)	—	(53,384)
Credit Suisse International	71,797	(349,824)	(278,027)	278,027	—
Deutsche Bank AG	3,591,270	(2,404,059)	1,187,211	(1,152,527)	34,684
Goldman Sachs International	1,948,692	(2,160,895)	(212,203)	212,203	—
HSBC Bank PLC	516,966	(72,854)	444,112	—	444,112
JPMorgan Chase Bank, N.A.	714,197	(423,184)	291,013	(291,013)	—
Morgan Stanley & Co. International PLC	2,078,889	(3,623,935)	(1,545,046)	1,545,046	—
Standard Chartered Bank	83,362	(102,366)	(19,004)	—	(19,004)
The Toronto-Dominion Bank	10,474	—	10,474	—	10,474
UBS AG	22,562	(87,714)	(65,152)	65,152	—

	$16,867,658	$(14,526,343)	$2,341,315	$(1,506,248)	$835,067

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	75

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value, including securities on loan of $14,303,258:
Unaffiliated investments (cost $812,413,887)	$838,257,644
Affiliated investments (cost $142,160,175)	142,170,469
Cash	15,769
Foreign currency, at value (cost $1,315,451)	1,323,419
Receivable for Fund shares sold	13,585,275
Unrealized appreciation on OTC forward foreign currency exchange contracts	11,230,918
Deposit with broker for centrally cleared/exchange-traded derivatives	7,429,000
Dividends and interest receivable	6,268,901
Premiums paid for OTC swap agreements	2,082,324
Unrealized appreciation on OTC cross currency exchange contracts	1,305,095
Receivable for investments sold	906,696
Due from broker—variation margin swaps	606,246
Unrealized appreciation on OTC swap agreements	555,994
Due from broker—variation margin futures	274,309
Unrealized appreciation on unfunded loan commitment	3,262
Prepaid expenses	6,159

Total Assets	1,026,021,480

Liabilities

Payable to broker for collateral for securities on loan	14,739,294
Payable for investments purchased	12,194,606
Unrealized depreciation on OTC forward foreign currency exchange contracts	8,366,040
Payable for Fund shares purchased	3,692,716
Unrealized depreciation on OTC cross currency exchange contracts	2,338,203
Options written outstanding, at value (premiums received $10,279,599)	1,766,841
Unrealized depreciation on OTC swap agreements	1,436,449
Premiums received for OTC swap agreements	618,810
Accrued expenses and other liabilities	560,946
Management fee payable	537,847
Dividends payable	249,143
Distribution fee payable	60,021
Affiliated transfer agent fee payable	3,154
Trustees’ fees payable	1,400

Total Liabilities	46,565,470

Net Assets	$979,456,010

Net assets were comprised of:
Shares of beneficial interest, at par	$105,881
Paid-in capital in excess of par	1,225,910,236
Total distributable earnings (loss)	(246,560,107)

Net assets, October 31, 2021	$979,456,010

See Notes to Financial Statements. 76

Class A

Net asset value and redemption price per share, ($109,630,095 ÷ 11,893,892 shares of beneficial interest issued and outstanding)	$9.22
Maximum sales charge (3.25% of offering price)	0.31

Maximum offering price to public	$9.53

Class C

Net asset value, offering price and redemption price per share, ($42,634,572 ÷ 4,611,233 shares of beneficial interest issued and outstanding)	$9.25

Class Z

Net asset value, offering price and redemption price per share, ($767,056,452 ÷ 82,847,889 shares of beneficial interest issued and outstanding)	$9.26

Class R6

Net asset value, offering price and redemption price per share, ($60,134,891 ÷ 6,527,580 shares of beneficial interest issued and outstanding)	$9.21

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	77

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Interest income	$36,106,719
Unaffiliated dividend income (net of $120 foreign withholding tax)	173,647
Affiliated dividend income	112,512
Income from securities lending, net (including affiliated income of $14,988)	32,744

Total income	36,425,622

Expenses
Management fee	6,389,292
Distribution fee(a)	776,070
Transfer agent’s fees and expenses (including affiliated expense of $21,201)(a)	925,600
Custodian and accounting fees	181,997
Registration fees(a)	71,049
Audit fee	69,803
Shareholders’ reports	30,665
Legal fees and expenses	24,362
Trustees’ fees	22,663
Miscellaneous	56,530

Total expenses	8,548,031

Net investment income (loss)	27,877,591

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $26,854)	(90,827,017)
Futures transactions	(3,253,947)
Forward and cross currency contract transactions	1,564,217
Options written transactions	114,399,318
Swap agreement transactions	2,104,727
Foreign currency transactions	9,559,480

33,546,778

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(36,187))	25,635,029
Futures	9,324,573
Forward and cross currency contracts	(1,417,925)
Options written	2,868,873
Swap agreements	(24,459,030)
Foreign currencies	260,984
Unfunded loan commitments	3,262

12,215,766

Net gain (loss) on investment and foreign currency transactions	45,762,544

Net Increase (Decrease) In Net Assets Resulting From Operations	$73,640,135

See Notes to Financial Statements. 78

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	246,327	529,743	—	—
Transfer agent’s fees and expenses	75,742	42,222	803,205	4,431
Registration fees	18,185	11,911	30,970	9,983

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	79

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$27,877,591	$62,708,667
Net realized gain (loss) on investment and foreign currency transactions	33,546,778	(311,138,134)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	12,215,766	162,610,301

Net increase (decrease) in net assets resulting from operations	73,640,135	(85,819,166)

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,322,399)	(7,578,227)
Class C	(886,038)	(5,063,142)
Class Z	(21,959,534)	(109,217,140)
Class R6	(2,674,791)	(6,149,143)

	(27,842,762)	(128,007,652)

Tax return of capital distributions
Class A	(104,437)	(456,184)
Class C	(39,845)	(304,784)
Class Z	(987,511)	(6,574,503)
Class R6	(120,284)	(370,157)

	(1,252,077)	(7,705,628)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	358,440,154	611,310,436
Net asset value of shares issued in reinvestment of dividends and distributions	25,054,049	115,714,362
Cost of shares purchased	(807,564,899)	(1,516,009,999)

Net increase (decrease) in net assets from Fund share transactions	(424,070,696)	(788,985,201)

Total increase (decrease)	(379,525,400)	(1,010,517,647)

Net Assets:

Beginning of year	1,358,981,410	2,369,499,057

End of year	$979,456,010	$1,358,981,410

See Notes to Financial Statements. 80

Financial Highlights

Class A Shares

		Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.94	$9.73	$9.82	$9.93	$9.59
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.30	0.31	0.27	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	(0.49)	0.13	(0.05)	0.33
Total from investment operations	0.51	(0.19)	0.44	0.22	0.56
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.26)	(0.53)	(0.33)	(0.22)
Tax return of capital distributions	(0.01)	(0.04)	-	-	-
Distributions from net realized gains	-	(0.30)	-	-	-
Total dividends and distributions	(0.23)	(0.60)	(0.53)	(0.33)	(0.22)
Net asset value, end of year	$9.22	$8.94	$9.73	$9.82	$9.93
Total Return(b):	5.71%	(1.96)%	4.71%	2.21%	5.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$109,630	$93,597	$142,879	$148,609	$119,969
Average net assets (000)	$98,531	$114,656	$147,612	$142,613	$145,290
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.97%	0.97%	1.02%	1.03%	1.15%
Expenses before waivers and/or expense reimbursement	0.97%	0.97%	1.02%	1.04%	1.22%
Net investment income (loss)	2.32%	3.27%	3.24%	2.72%	2.31%
Portfolio turnover rate(e)	48%	20%	50%	52%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	81

Financial Highlights (continued)

Class C Shares
		Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.97	$9.76	$9.85	$9.96	$9.62
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.23	0.24	0.19	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29	(0.48)	0.13	(0.05)	0.34
Total from investment operations	0.44	(0.25)	0.37	0.14	0.49
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.20)	(0.46)	(0.25)	(0.15)
Tax return of capital distributions	(0.01)	(0.04)	-	-	-
Distributions from net realized gains	-	(0.30)	-	-	-
Total dividends and distributions	(0.16)	(0.54)	(0.46)	(0.25)	(0.15)
Net asset value, end of year	$9.25	$8.97	$9.76	$9.85	$9.96
Total Return(b):	5.03%	(2.70)%	3.80%	1.43%	5.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,635	$66,396	$103,133	$106,734	$98,789
Average net assets (000)	$52,974	$86,229	$107,605	$102,866	$106,174
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.73%	1.73%	1.78%	1.79%	1.90%
Expenses before waivers and/or expense reimbursement	1.73%	1.73%	1.78%	1.80%	1.97%
Net investment income (loss)	1.64%	2.51%	2.46%	1.93%	1.58%
Portfolio turnover rate(e)	48%	20%	50%	52%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements. 82

Class Z Shares
		Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.98	$9.77	$9.86	$9.97	$9.64
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.32	0.34	0.30	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29	(0.48)	0.13	(0.06)	0.33
Total from investment operations	0.53	(0.16)	0.47	0.24	0.58
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.29)	(0.56)	(0.35)	(0.25)
Tax return of capital distributions	(0.01)	(0.04)	-	-	-
Distributions from net realized gains	-	(0.30)	-	-	-
Total dividends and distributions	(0.25)	(0.63)	(0.56)	(0.35)	(0.25)
Net asset value, end of year	$9.26	$8.98	$9.77	$9.86	$9.97
Total Return(b):	5.96%	(1.70)%	5.00%	2.48%	6.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$767,056	$1,071,124	$2,040,949	$2,159,518	$1,277,401
Average net assets (000)	$833,908	$1,499,872	$2,155,699	$1,679,461	$1,121,943
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.73%	0.73%	0.73%	0.75%	0.90%
Expenses before waivers and/or expense reimbursement	0.73%	0.74%	0.79%	0.81%	0.96%
Net investment income (loss)	2.64%	3.53%	3.51%	3.01%	2.59%
Portfolio turnover rate(e)	48%	20%	50%	52%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Absolute Return Bond Fund	83

Financial Highlights (continued)

Class R6 Shares
		Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.93	$9.72	$9.82	$9.94	$9.61
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.32	0.35	0.29	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28	(0.48)	0.12	(0.05)	0.32
Total from investment operations	0.54	(0.16)	0.47	0.24	0.58
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.29)	(0.57)	(0.36)	(0.25)
Tax return of capital distributions	(0.01)	(0.04)	-	-	-
Distributions from net realized gains	-	(0.30)	-	-	-
Total dividends and distributions	(0.26)	(0.63)	(0.57)	(0.36)	(0.25)
Net asset value, end of year	$9.21	$8.93	$9.72	$9.82	$9.94
Total Return(b):	6.07%	(1.66)%	4.94%	2.42%	6.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$60,135	$127,864	$82,538	$203,372	$346,253
Average net assets (000)	$97,518	$109,540	$88,570	$329,668	$270,229
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.64%	0.65%	0.70%	0.74%	0.90%
Expenses before waivers and/or expense reimbursement	0.64%	0.65%	0.71%	0.75%	0.90%
Net investment income (loss)	2.79%	3.54%	3.59%	2.95%	2.64%
Portfolio turnover rate(e)	48%	20%	50%	52%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements. 84

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and currently consists of five separate funds: PGIM Absolute Return Bond Fund, PGIM International Bond Fund, PGIM QMA Large-Cap Core Equity Fund, PGIM Real Estate Income Fund and PGIM Select Real Estate Fund. These financial statements relate only to the PGIM Absolute Return Bond Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek positive returns over the long term, regardless of market conditions.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Absolute Return Bond Fund	85

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

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Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Absolute Return Bond Fund	87

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon

88

entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on

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Notes to Financial Statements (continued)

swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk

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exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

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Notes to Financial Statements (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and

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payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a

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Notes to Financial Statements (continued)

specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned.

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Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

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Notes to Financial Statements (continued)

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.59% of the Fund’s average daily net assets up to and including $2.5 billion, 0.565% of the next $2.5 billion and 0.54% of the average daily net in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.59% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.73% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

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Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $33,354 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $2,808 and $1,523 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on

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Notes to Financial Statements (continued)

the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $330,970,152 and $893,690,548, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund (1)(wa)
$ 55,453,161	$565,841,806	$493,874,777	$—	$—	$127,420,190	127,420,190	$112,512
PGIM Institutional Money Market Fund (1)(b)(wa)
67,705,814	107,439,789	160,385,991	(36,187)	26,854	14,750,279	14,759,135	14,988	(2)

$123,158,975	$673,281,595	$654,260,768	$(36,187)	$26,854	$142,170,469		$127,500

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

98

For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $27,842,762 of ordinary income and $1,252,077 of tax return of capital. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $77,796,085 of ordinary income, $50,211,567 of long-term capital gains and $7,705,628 of tax return of capital.

As of October 31, 2021, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$961,539,979	$75,171,853	$(65,771,104)	$9,400,749

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, straddle loss deferral, future and forward contracts, difference in the treatment of premium amortization and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $255,711,000 which can be carried forward for an unlimited period. The Fund utilized approximately $31,192,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to

PGIM Absolute Return Bond Fund	99

Notes to Financial Statements (continued)

January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,230	0.1%
Class R6	496	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	85.1%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,519,737	$23,342,981
Shares issued in reinvestment of dividends and distributions	219,481	2,028,875
Shares purchased	(2,990,518)	(27,622,965)

Net increase (decrease) in shares outstanding before conversion	(251,300)	(2,251,109)
Shares issued upon conversion from other share class(es)	2,491,992	23,060,684
Shares purchased upon conversion into other share class(es)	(818,387)	(7,550,819)

Net increase (decrease) in shares outstanding	1,422,305	$13,258,756

Year ended October 31, 2020:
Shares sold	2,243,953	$21,064,704
Shares issued in reinvestment of dividends and distributions	702,042	6,493,794
Shares purchased	(8,361,282)	(75,010,614)

Net increase (decrease) in shares outstanding before conversion	(5,415,287)	(47,452,116)
Shares issued upon conversion from other share class(es)	1,958,960	17,647,740
Shares purchased upon conversion into other share class(es)	(758,117)	(6,884,424)

Net increase (decrease) in shares outstanding	(4,214,444)	$(36,688,800)

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Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	522,542	$4,851,562
Shares issued in reinvestment of dividends and distributions	92,283	855,331
Shares purchased	(1,354,330)	(12,530,754)

Net increase (decrease) in shares outstanding before conversion	(739,505)	(6,823,861)
Shares purchased upon conversion into other share class(es)	(2,055,211)	(19,078,475)

Net increase (decrease) in shares outstanding	(2,794,716)	$(25,902,336)

Year ended October 31, 2020:
Shares sold	1,044,937	$9,891,988
Shares issued in reinvestment of dividends and distributions	484,618	4,503,808
Shares purchased	(3,370,027)	(30,048,689)

Net increase (decrease) in shares outstanding before conversion	(1,840,472)	(15,652,893)
Shares purchased upon conversion into other share class(es)	(1,323,308)	(11,991,854)

Net increase (decrease) in shares outstanding	(3,163,780)	$(27,644,747)

Class Z
Year ended October 31, 2021:
Shares sold	35,120,093	$326,191,894
Shares issued in reinvestment of dividends and distributions	2,091,073	19,407,546
Shares purchased	(72,927,948)	(678,007,297)

Net increase (decrease) in shares outstanding before conversion	(35,716,782)	(332,407,857)
Shares issued upon conversion from other share class(es)	1,152,690	10,687,873
Shares purchased upon conversion into other share class(es)	(1,888,354)	(17,538,221)

Net increase (decrease) in shares outstanding	(36,452,446)	$(339,258,205)

Year ended October 31, 2020:
Shares sold	55,818,116	$514,284,414
Shares issued in reinvestment of dividends and distributions	10,545,887	98,207,067
Shares purchased	(156,061,496)	(1,385,774,048)

Net increase (decrease) in shares outstanding before conversion	(89,697,493)	(773,282,567)
Shares issued upon conversion from other share class(es)	1,109,004	10,112,512
Shares purchased upon conversion into other share class(es)	(993,497)	(8,975,234)

Net increase (decrease) in shares outstanding	(89,581,986)	$(772,145,289)

Class R6
Year ended October 31, 2021:
Shares sold	444,812	$4,053,717
Shares issued in reinvestment of dividends and distributions	299,248	2,762,297
Shares purchased	(9,656,641)	(89,403,883)

Net increase (decrease) in shares outstanding before conversion	(8,912,581)	(82,587,869)
Shares issued upon conversion from other share class(es)	1,126,351	10,418,958

Net increase (decrease) in shares outstanding	(7,786,230)	$(72,168,911)

Year ended October 31, 2020:
Shares sold	7,945,717	$66,069,330
Shares issued in reinvestment of dividends and distributions	714,105	6,509,693
Shares purchased	(2,844,041)	(25,176,648)

Net increase (decrease) in shares outstanding before conversion	5,815,781	47,402,375
Shares issued upon conversion from other share class(es)	10,839	92,181
Shares purchased upon conversion into other share class(es)	(110)	(921)

Net increase (decrease) in shares outstanding	5,826,510	$47,493,635

PGIM Absolute Return Bond Fund	101

Notes to Financial Statements (continued)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $7,803,500, borrowed at a weighted average interest rate of 1.41%. The maximum loan outstanding amount during the period was $11,280,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bank Loan Investments Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan

102

because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

PGIM Absolute Return Bond Fund	103

Notes to Financial Statements (continued)

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

104

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

PGIM Absolute Return Bond Fund	105

Notes to Financial Statements (continued)

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern

106

Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities

PGIM Absolute Return Bond Fund	107

Notes to Financial Statements (continued)

to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

108

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Absolute Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Absolute Return Bond Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Absolute Return Bond Fund	109

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable but not less than 66.38% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2021.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.34% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

110

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Absolute Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Absolute Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

PGIM Absolute Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Absolute Return Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one, three-, and five-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	4th Quartile	3rd Quartile	3rd Quartile	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-and five-year periods, though it underperformed over the one-year period.

•

The Board considered PGIM Investments’ assertion that the Fund’s low-duration credit profile was out of favor over the one-year period, and as this changes, PGIM Investments expects the Fund to outperform. In this regard, the Board considered that the Fund outperformed its benchmark index for all periods and its peer group for the one-year period ended March 31, 2021.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares, and 0.73% for Class Z shares through February 28, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Absolute Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Absolute Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PADAX	PADCX	PADZX	PADQX

CUSIP	74441J852	74441J845	74441J829	74441J837

MF213E

PGIM QMA LARGE-CAP CORE EQUITY FUND

[Effective 12/29/21, fund name changes to PGIM Quant Solutions Large-Cap Core Fund]

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Core Equity Fund

December 15, 2021

PGIM QMA Large-Cap Core Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A
(with sales charges)	34.42	15.31	14.23	—
(without sales charges)	42.24	16.62	14.87	—

Class C
(with sales charges)	40.25	15.77	14.02	—
(without sales charges)	41.25	15.77	14.02	—

Class Z
(without sales charges)	42.44	16.88	15.14	—

Class R6
(without sales charges)	42.79	N/A	N/A	16.06 (12/28/2016)

S&P 500 Index
	42.90	18.92	16.20	—

Average Annual Total Returns as of 10/31/21 Since Inception (%)
Class R6 (12/28/2016)

S&P 500 Index	18.26

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2011) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Large-Cap Core Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	6.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	3.2%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	2.3%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	2.2%
Tesla, Inc.	Automobiles	2.1%
Johnson & Johnson	Pharmaceuticals	1.5%
Visa, Inc. (Class A Stock)	IT Services	1.3%
Adobe, Inc.	Software	1.3%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA Large-Cap Core Equity Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Large-Cap Core Equity Fund’s Class Z shares returned 42.44% in the 12-month reporting period that ended October 31, 2021, performing in line with the 42.90% return of the S&P 500 Index (the Index).

What were the market conditions?

●

The reporting period was headlined by the COVID-19 pandemic, which led to several positive and negative shocks to global markets. Equity investors mostly shrugged off the negative news, with the Index rising more than 40% over the period.

●	COVID-19 vaccine approvals during the period provided a boost to equities, though risks remain with new variants of the virus appearing as existing ones become less dominant.

●	As economies reopened from the lockdowns that characterized 2020, cyclical stocks with positive fundamentals in general performed well.

What worked?

Overweighting “cheap” stocks (i.e., those that are inexpensive compared to industry peers) with positive quality attributes relative to the Index, while underweighting expensive stocks with negative quality traits, benefited the Fund over the reporting period.

What didn’t work?

Cheap stocks, or value companies, outperformed the fast-growth segment of the market over the period. While this ultimately benefited the Fund overall due to its tilt toward cheap stocks, growth factors modestly detracted from performance.

Did the Fund use derivatives?

The Fund held futures contracts on the Index. PGIM Quantitative Solutions used these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash—not as a means of adding to performance. Consequently, the effect on Fund performance was minimal.

Current outlook

●	PGIM Quantitative Solutions believes the recovery from the pandemic-induced market decline in the first quarter of 2020 should continue into 2022, albeit at a slower pace than in 2021.

●

Inflation is an active concern for investors, and central banks are planning actions to alleviate rising prices. This includes higher interest rates, which PGIM Quantitative Solutions feels could make fixed income investments more attractive than they have been in recent years.

●	Nevertheless, in PGIM Quantitative Solutions’ view, corporate earnings should continue to be strong in 2022, driving robust economic growth. Additionally, PGIM

8	Visit our website at pgim.com/investments

Quantitative Solutions believes cyclical stocks with positive fundamentals are attractively valued, and this segment of the market should outperform in 2022 if pandemic fears soften.

PGIM QMA Large-Cap Core Equity Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Core Equity Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,091.10	0.72%	$3.79
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67
Class C	Actual	$1,000.00	$1,087.50	1.44%	$7.58
	Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Class Z	Actual	$1,000.00	$1,091.70	0.53%	$2.79
	Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70
Class R6	Actual	$1,000.00	$1,093.00	0.35%	$1.85
	Hypothetical	$1,000.00	$1,023.44	0.35%	$1.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Large-Cap Core Equity Fund	11

Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.6%

COMMON STOCKS

Aerospace & Defense 1.6%

General Dynamics Corp.	22,100	$4,480,775
Lockheed Martin Corp.	16,033	5,328,086
Northrop Grumman Corp.	804	287,205
Raytheon Technologies Corp.	41,250	3,665,475

		13,761,541

Air Freight & Logistics 0.3%

FedEx Corp.	8,100	1,907,793
United Parcel Service, Inc. (Class B Stock)	2,200	469,634

		2,377,427

Automobiles 2.2%

Tesla, Inc.*	16,400	18,269,600
Thor Industries, Inc.	4,500	458,820

		18,728,420

Banks 3.7%

Bank of America Corp.	60,100	2,871,578
Citigroup, Inc.	84,078	5,814,835
JPMorgan Chase & Co.	40,281	6,843,339
Popular, Inc. (Puerto Rico)	5,200	423,488
Regions Financial Corp.	121,700	2,881,856
Signature Bank	7,100	2,114,522
U.S. Bancorp	24,600	1,485,102
Wells Fargo & Co.	189,100	9,674,356

		32,109,076

Beverages 2.0%

Coca-Cola Co. (The)	161,000	9,075,570
PepsiCo, Inc.	52,400	8,467,840

		17,543,410

Biotechnology 1.2%

AbbVie, Inc.	56,151	6,438,835
Gilead Sciences, Inc.	14,672	951,919
Regeneron Pharmaceuticals, Inc.*	4,100	2,623,754
Vertex Pharmaceuticals, Inc.*	3,900	721,227

		10,735,735

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	13

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products 0.4%

Carrier Global Corp.	45,000	$2,350,350
UFP Industries, Inc.	14,033	1,148,320

		3,498,670

Capital Markets 2.6%

Ares Management Corp. (Class A Stock)	3,800	322,012
Goldman Sachs Group, Inc. (The)	22,477	9,290,868
Morgan Stanley	10,400	1,068,912
Northern Trust Corp.	25,600	3,149,824
Raymond James Financial, Inc.	17,400	1,715,466
State Street Corp.	54,800	5,400,540
Stifel Financial Corp.	17,200	1,253,364

		22,200,986

Chemicals 1.6%

CF Industries Holdings, Inc.	14,600	829,280
Chemours Co. (The)	9,200	257,784
Corteva, Inc.	33,300	1,436,895
Dow, Inc.	87,000	4,869,390
DuPont de Nemours, Inc.	69,600	4,844,160
Westlake Chemical Corp.	20,200	1,966,268

		14,203,777

Commercial Services & Supplies 0.2%

ABM Industries, Inc.	10,200	448,902
Clean Harbors, Inc.*	7,800	877,812

		1,326,714

Communications Equipment 0.5%

Cisco Systems, Inc.	61,382	3,435,551
Ubiquiti, Inc.	1,800	549,954

		3,985,505

Construction & Engineering 0.1%

EMCOR Group, Inc.	7,577	920,530

Consumer Finance 1.3%

Capital One Financial Corp.	37,300	5,633,419
Discover Financial Services	2,200	249,304
LendingClub Corp.*	34,200	1,571,832

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Finance (cont’d.)

OneMain Holdings, Inc.	39,600	$2,091,276
Synchrony Financial	45,100	2,094,895

		11,640,726

Distributors 0.7%

Genuine Parts Co.	21,200	2,779,532
LKQ Corp.*	60,900	3,354,372

		6,133,904

Diversified Financial Services 0.9%

Berkshire Hathaway, Inc. (Class B Stock)*	26,274	7,540,901

Diversified Telecommunication Services 1.5%

AT&T, Inc.	211,135	5,333,270
Verizon Communications, Inc.	138,950	7,362,961

		12,696,231

Electric Utilities 0.8%

Entergy Corp.	7,400	762,348
Exelon Corp.	95,645	5,087,358
FirstEnergy Corp.	6,800	262,004
PPL Corp.	32,000	921,600

		7,033,310

Electrical Equipment 1.3%

AMETEK, Inc.	11,000	1,456,400
Atkore, Inc.*	28,321	2,677,184
Emerson Electric Co.	55,100	5,345,251
Generac Holdings, Inc.*	700	348,992
Regal Rexnord Corp.	9,900	1,508,067

		11,335,894

Electronic Equipment, Instruments & Components 0.5%

CDW Corp.	13,900	2,594,435
SYNNEX Corp.	14,600	1,533,000

		4,127,435

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services 0.5%

Halliburton Co.	84,500	$2,111,655
Schlumberger NV	54,000	1,742,040

		3,853,695

Entertainment 1.9%

Activision Blizzard, Inc.	59,300	4,636,667
Live Nation Entertainment, Inc.*	3,600	364,140
Netflix, Inc.*	15,300	10,561,743
Walt Disney Co. (The)*	6,000	1,014,420

		16,576,970

Equity Real Estate Investment Trusts (REITs) 1.7%

Apple Hospitality REIT, Inc.	71,300	1,120,123
DiamondRock Hospitality Co.*	32,200	291,088
Extra Space Storage, Inc.	6,000	1,184,220
Park Hotels & Resorts, Inc.*	28,000	518,840
PotlatchDeltic Corp.	25,000	1,306,750
Prologis, Inc.	25,700	3,725,472
SBA Communications Corp.	14,800	5,110,884
Welltower, Inc.	9,200	739,680
Weyerhaeuser Co.	29,500	1,053,740

		15,050,797

Food & Staples Retailing 0.8%

Kroger Co. (The)	31,700	1,268,634
Walgreens Boots Alliance, Inc.	9,600	451,392
Walmart, Inc.	36,693	5,482,668

		7,202,694

Food Products 1.2%

Archer-Daniels-Midland Co.	19,600	1,259,104
Ingredion, Inc.	2,900	276,167
Kraft Heinz Co. (The)	71,700	2,573,313
Mondelez International, Inc. (Class A Stock)	10,800	655,992
Sanderson Farms, Inc.	5,000	947,250
Tyson Foods, Inc. (Class A Stock)	61,100	4,886,167

		10,597,993

Health Care Equipment & Supplies 3.9%
Abbott Laboratories	30,900	3,982,701

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

Align Technology, Inc.*	1,600	$998,992
Baxter International, Inc.	14,000	1,105,440
Becton, Dickinson & Co.	10,400	2,491,736
Boston Scientific Corp.*	114,600	4,942,698
DENTSPLY SIRONA, Inc.	40,600	2,322,726
Edwards Lifesciences Corp.*	9,300	1,114,326
Envista Holdings Corp.*	6,800	265,880
Intuitive Surgical, Inc.*	8,400	3,033,492
Medtronic PLC	63,800	7,647,068
Stryker Corp.	20,700	5,507,649

		33,412,708

Health Care Providers & Services 2.5%

Anthem, Inc.	14,200	6,178,846
CVS Health Corp.	44,200	3,946,176
HCA Healthcare, Inc.	10,100	2,529,646
McKesson Corp.	3,800	789,944
UnitedHealth Group, Inc.	17,400	8,012,178

		21,456,790

Hotels, Restaurants & Leisure 2.7%

Booking Holdings, Inc.*	2,200	5,325,716
Marriott International, Inc. (Class A Stock)*	25,300	4,048,506
McDonald’s Corp.	30,700	7,538,385
Starbucks Corp.	41,100	4,359,477
Yum! Brands, Inc.	13,100	1,636,714

		22,908,798

Household Durables 0.2%

Lennar Corp. (Class A Stock)	10,400	1,039,272
Toll Brothers, Inc.	10,800	649,836
Tri Pointe Homes, Inc.*	10,300	249,157

		1,938,265

Household Products 0.6%

Procter & Gamble Co. (The)	33,386	4,773,864

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers 0.7%

AES Corp. (The)	186,500	$4,686,745
Vistra Corp.	57,400	1,124,466

		5,811,211

Industrial Conglomerates 1.4%

3M Co.	27,400	4,895,832
Honeywell International, Inc.	34,300	7,498,666

		12,394,498

Insurance 2.1%

American International Group, Inc.(a)	67,300	3,976,757
Chubb Ltd.	23,600	4,610,968
MetLife, Inc.	85,840	5,390,752
Old Republic International Corp.	70,500	1,821,015
Reinsurance Group of America, Inc.	18,000	2,125,440

		17,924,932

Interactive Media & Services 7.1%

Alphabet, Inc. (Class A Stock)*	7,494	22,189,134
Alphabet, Inc. (Class C Stock)*	6,868	20,366,436
Meta Platforms, Inc. (Class A Stock)*	59,580	19,278,301

		61,833,871

Internet & Direct Marketing Retail 3.2%

Amazon.com, Inc.*	8,102	27,323,428
eBay, Inc.	3,800	291,536

		27,614,964

IT Services 5.0%

Accenture PLC (Class A Stock)	27,559	9,887,894
Automatic Data Processing, Inc.	10,500	2,357,145
Cognizant Technology Solutions Corp. (Class A Stock)	34,700	2,709,723
EPAM Systems, Inc.*	5,800	3,904,792
Fidelity National Information Services, Inc.	4,400	487,256
Fiserv, Inc.*	2,600	256,074
Gartner, Inc.*	5,300	1,759,123
International Business Machines Corp.	30,630	3,831,813
Mastercard, Inc. (Class A Stock)	13,200	4,428,864

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)

PayPal Holdings, Inc.*	10,300	$2,395,677
Visa, Inc. (Class A Stock)	54,725	11,589,113

		43,607,474

Leisure Products 0.4%

Brunswick Corp.	29,200	2,718,228
Smith & Wesson Brands, Inc.	52,800	1,135,200

		3,853,428

Life Sciences Tools & Services 2.5%

Danaher Corp.	11,400	3,554,178
Illumina, Inc.*	900	373,554
IQVIA Holdings, Inc.*	17,300	4,522,566
Mettler-Toledo International, Inc.*	2,400	3,554,112
Thermo Fisher Scientific, Inc.	14,114	8,935,150
Waters Corp.*	2,800	1,029,140

		21,968,700

Machinery 2.2%

AGCO Corp.	17,800	2,175,338
Cummins, Inc.	20,500	4,916,720
Deere & Co.	12,100	4,141,951
Hillenbrand, Inc.	18,600	845,556
Otis Worldwide Corp.	17,900	1,437,549
Parker-Hannifin Corp.	6,400	1,898,176
Stanley Black & Decker, Inc.	20,500	3,684,465

		19,099,755

Media 0.9%

Comcast Corp. (Class A Stock)	159,100	8,182,513

Metals & Mining 0.4%

Freeport-McMoRan, Inc.	58,600	2,210,392
Nucor Corp.	5,500	614,075
Reliance Steel & Aluminum Co.	7,000	1,023,120

		3,847,587

Multiline Retail 0.3%

Target Corp.	10,300	2,674,086

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	19

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities 0.3%

MDU Resources Group, Inc.	41,200	$1,266,076
Sempra Energy	9,000	1,148,670

		2,414,746

Oil, Gas & Consumable Fuels 3.1%

Cheniere Energy, Inc.*	20,700	2,140,380
Chevron Corp.	57,000	6,525,930
ConocoPhillips	30,800	2,294,292
Diamondback Energy, Inc.	3,900	418,041
EOG Resources, Inc.	34,700	3,208,362
Exxon Mobil Corp.	167,400	10,792,278
Occidental Petroleum Corp.	47,400	1,589,322

		26,968,605

Personal Products 0.0%

Medifast, Inc.	1,300	255,151

Pharmaceuticals 3.4%

Bristol-Myers Squibb Co.	110,400	6,447,360
Johnson & Johnson	82,258	13,398,183
Merck & Co., Inc.	37,600	3,310,680
Pfizer, Inc.	131,600	5,756,184
Zoetis, Inc.	3,500	756,700

		29,669,107

Professional Services 0.3%

Korn Ferry	16,200	1,250,802
ManpowerGroup, Inc.	14,300	1,382,095

		2,632,897

Real Estate Management & Development 0.1%

CBRE Group, Inc. (Class A Stock)*	11,500	1,196,920

Road & Rail 0.4%

AMERCO	1,200	884,388
Union Pacific Corp.	9,800	2,365,720

		3,250,108

Semiconductors & Semiconductor Equipment 6.2%

Analog Devices, Inc.	35,300	6,124,197

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)

Applied Materials, Inc.	60,200	$8,226,330
Broadcom, Inc.	16,600	8,825,722
Cirrus Logic, Inc.*	6,700	541,427
Intel Corp.	163,041	7,989,009
Lam Research Corp.	5,700	3,212,349
NVIDIA Corp.	28,600	7,312,162
QUALCOMM, Inc.	56,800	7,556,672
Texas Instruments, Inc.	18,800	3,524,624

		53,312,492

Software 10.6%

Adobe, Inc.*	16,983	11,045,064
Autodesk, Inc.*	2,300	730,503
Black Knight, Inc.*	16,600	1,163,826
Dolby Laboratories, Inc. (Class A Stock)	17,600	1,554,960
Intuit, Inc.	1,800	1,126,782
Manhattan Associates, Inc.*	8,900	1,615,706
McAfee Corp. (Class A Stock)	11,900	254,303
Microsoft Corp.	180,884	59,984,752
Oracle Corp.	28,279	2,713,087
Paycom Software, Inc.*	3,400	1,862,690
salesforce.com, Inc.*	15,900	4,765,071
SS&C Technologies Holdings, Inc.	30,200	2,399,994
Synopsys, Inc.*	8,200	2,732,076

		91,948,814

Specialty Retail 1.9%

Asbury Automotive Group, Inc.*	2,900	567,559
AutoNation, Inc.*	16,600	2,010,592
AutoZone, Inc.*	700	1,249,388
Best Buy Co., Inc.	2,800	342,272
Foot Locker, Inc.	62,100	2,960,307
Group 1 Automotive, Inc.	4,300	773,140
Home Depot, Inc. (The)	10,000	3,717,400
Ross Stores, Inc.	10,200	1,154,640
TJX Cos., Inc. (The)	52,800	3,457,872

		16,233,170

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	21

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 5.6%

Apple, Inc.	304,780	$45,656,044
Western Digital Corp.*	46,000	2,405,340

		48,061,384

Textiles, Apparel & Luxury Goods 0.4%

Capri Holdings Ltd.*	51,800	2,757,832
Tapestry, Inc.	23,200	904,336

		3,662,168

Tobacco 0.5%

Altria Group, Inc.	93,341	4,117,271

Trading Companies & Distributors 0.2%

Applied Industrial Technologies, Inc.	2,900	282,692
GMS, Inc.*	8,500	421,005
Herc Holdings, Inc.	4,700	855,588

		1,559,285

TOTAL LONG-TERM INVESTMENTS
(cost $616,019,482)		853,767,903

SHORT-TERM INVESTMENTS 2.0%

AFFILIATED MUTUAL FUNDS 1.9%
PGIM Core Ultra Short Bond Fund(wa)	15,957,883	15,957,883
PGIM Institutional Money Market Fund
(cost $602,941; includes $602,470 of cash collateral for securities on loan)(b)(wa)	603,303	602,941

TOTAL AFFILIATED MUTUAL FUNDS
(cost $16,560,824)		16,560,824

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.1%
U.S. Treasury Bills (cost $999,960)	0.037%	12/09/21	1,000	$999,930

TOTAL SHORT-TERM INVESTMENTS (cost $17,560,784)				17,560,754

TOTAL INVESTMENTS 100.6% (cost $633,580,266)				871,328,657
Liabilities in excess of other assets(z) (0.6)%				(5,179,506)

NET ASSETS 100.0%				$866,149,151

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $587,173; cash collateral of $602,470 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives. (n) Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
58	S&P 500 E-Mini Index	Dec. 2021	$13,331,300	$575,174

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	23

Schedule of Investments  (continued)

as of October 31, 2021

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$999,930

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$13,761,541	$—	$—
Air Freight & Logistics	2,377,427	—	—
Automobiles	18,728,420	—	—
Banks	32,109,076	—	—
Beverages	17,543,410	—	—
Biotechnology	10,735,735	—	—
Building Products	3,498,670	—	—
Capital Markets	22,200,986	—	—
Chemicals	14,203,777	—	—
Commercial Services & Supplies	1,326,714	—	—
Communications Equipment	3,985,505	—	—
Construction & Engineering	920,530	—	—
Consumer Finance	11,640,726	—	—
Distributors	6,133,904	—	—
Diversified Financial Services	7,540,901	—	—
Diversified Telecommunication Services	12,696,231	—	—
Electric Utilities	7,033,310	—	—
Electrical Equipment	11,335,894	—	—
Electronic Equipment, Instruments & Components	4,127,435	—	—
Energy Equipment & Services	3,853,695	—	—
Entertainment	16,576,970	—	—
Equity Real Estate Investment Trusts (REITs)	15,050,797	—	—
Food & Staples Retailing	7,202,694	—	—

See Notes to Financial Statements.

24

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Food Products	$10,597,993	$—	$—
Health Care Equipment & Supplies	33,412,708	—	—
Health Care Providers & Services	21,456,790	—	—
Hotels, Restaurants & Leisure	22,908,798	—	—
Household Durables	1,938,265	—	—
Household Products	4,773,864	—	—
Independent Power & Renewable Electricity Producers	5,811,211	—	—
Industrial Conglomerates	12,394,498	—	—
Insurance	17,924,932	—	—
Interactive Media & Services.	61,833,871	—	—
Internet & Direct Marketing Retail	27,614,964	—	—
IT Services	43,607,474	—	—
Leisure Products	3,853,428	—	—
Life Sciences Tools & Services	21,968,700	—	—
Machinery	19,099,755	—	—
Media	8,182,513	—	—
Metals & Mining	3,847,587	—	—
Multiline Retail	2,674,086	—	—
Multi-Utilities	2,414,746	—	—
Oil, Gas & Consumable Fuels	26,968,605	—	—
Personal Products	255,151	—	—
Pharmaceuticals	29,669,107	—	—
Professional Services	2,632,897	—	—
Real Estate Management & Development	1,196,920	—	—
Road & Rail	3,250,108	—	—
Semiconductors & Semiconductor Equipment	53,312,492	—	—
Software	91,948,814	—	—
Specialty Retail	16,233,170	—	—
Technology Hardware, Storage & Peripherals	48,061,384	—	—
Textiles, Apparel & Luxury Goods	3,662,168	—	—
Tobacco	4,117,271	—	—
Trading Companies & Distributors	1,559,285	—	—
Short-Term Investments
Affiliated Mutual Funds	16,560,824	—	—
U.S. Treasury Obligation	—	999,930	—

Total	$870,328,727	$999,930	$—

Other Financial Instruments*
Assets
Futures Contracts	$575,174	$—	$—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	25

Schedule of Investments  (continued)

as of October 31, 2021

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Software	10.6%
Interactive Media & Services	7.1
Semiconductors & Semiconductor Equipment	6.2
Technology Hardware, Storage & Peripherals	5.6
IT Services	5.0
Health Care Equipment & Supplies	3.9
Banks	3.7
Pharmaceuticals	3.4
Internet & Direct Marketing Retail	3.2
Oil, Gas & Consumable Fuels	3.1
Hotels, Restaurants & Leisure	2.7
Capital Markets	2.6
Life Sciences Tools & Services	2.5
Health Care Providers & Services	2.5
Machinery	2.2
Automobiles	2.2
Insurance	2.1
Beverages	2.0
Entertainment	1.9
Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	1.9
Specialty Retail	1.9
Equity Real Estate Investment Trusts (REITs)	1.7
Chemicals	1.6
Aerospace & Defense	1.6
Diversified Telecommunication Services	1.5
Industrial Conglomerates	1.4
Consumer Finance	1.3
Electrical Equipment	1.3
Biotechnology	1.2
Food Products	1.2
Media	0.9
Diversified Financial Services	0.9

Food & Staples Retailing	0.8%
Electric Utilities	0.8
Distributors	0.7
Independent Power & Renewable Electricity Producers	0.7
Household Products	0.6
Electronic Equipment, Instruments & Components	0.5
Tobacco	0.5
Communications Equipment	0.5
Energy Equipment & Services	0.5
Leisure Products	0.4
Metals & Mining	0.4
Textiles, Apparel & Luxury Goods	0.4
Building Products	0.4
Road & Rail	0.4
Multiline Retail	0.3
Professional Services	0.3
Multi-Utilities	0.3
Air Freight & Logistics	0.3
Household Durables	0.2
Trading Companies & Distributors	0.2
Commercial Services & Supplies	0.2
Real Estate Management & Development	0.1
U.S. Treasury Obligation	0.1
Construction & Engineering	0.1
Personal Products	0.0 *

100.6
Liabilities in excess of other assets	(0.6)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

26

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$575,174*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,367,353

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$737,817

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	27

Schedule of Investments  (continued)

as of October 31, 2021

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$13,023,216

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$587,173	$(587,173)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value, including securities on loan of $587,173:
Unaffiliated investments (cost $617,019,442)	$854,767,833
Affiliated investments (cost $16,560,824)	16,560,824
Receivable for investments sold	12,071,763
Receivable for Fund shares sold	964,356
Dividends receivable	632,225
Due from broker—variation margin futures	27,550
Prepaid expenses and other assets	47,315

Total Assets	885,071,866

Liabilities
Payable for investments purchased	14,457,718
Payable for Fund shares purchased	3,340,024
Payable to broker for collateral for securities on loan	602,470
Management fee payable	238,513
Distribution fee payable	126,748
Accrued expenses and other liabilities	95,328
Affiliated transfer agent fee payable	60,551
Trustees’ fees payable	1,363

Total Liabilities	18,922,715

Net Assets	$866,149,151

Net assets were comprised of:
Shares of beneficial interest, at par	$40,686
Paid-in capital in excess of par	510,863,834
Total distributable earnings (loss)	355,244,631

Net assets, October 31, 2021	$866,149,151

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	29

Statement of Assets and Liabilities

as of October 31, 2021

Class A
Net asset value and redemption price per share, ($ 522,600,782 ÷ 24,781,802 shares of beneficial interest issued and outstanding)	$21.09
Maximum sales charge (5.50% of offering price)	1.23

Maximum offering price to public	$22.32

Class C
Net asset value, offering price and redemption price per share, ($ 22,453,221 ÷ 1,212,590 shares of beneficial interest issued and outstanding)	$18.52

Class Z
Net asset value, offering price and redemption price per share, ($ 25,663,489 ÷ 1,177,582 shares of beneficial interest issued and outstanding)	$21.79

Class R6
Net asset value, offering price and redemption price per share, ($ 295,431,659 ÷ 13,514,122 shares of beneficial interest issued and outstanding)	$21.86

See Notes to Financial Statements.

30

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,236 foreign withholding tax)	$11,791,552
Affiliated dividend income	21,778
Income from securities lending, net (including affiliated income of $1,934)	2,275
Interest income	661

Total income	11,816,266

Expenses
Management fee	2,668,036
Distribution fee(a)	1,649,392
Transfer agent’s fees and expenses (including affiliated expense of $318,855)(a)	715,864
Custodian and accounting fees	83,725
Registration fees(a)	56,097
Shareholders’ reports	40,453
Audit fee	26,155
Legal fees and expenses	23,038
Trustees’ fees	18,325
Miscellaneous	29,005

Total expenses	5,310,090
Less: Fee waiver and/or expense reimbursement(a)	(312,982)
Distribution fee waiver(a)	(237,661)

Net expenses	4,759,447

Net investment income (loss)	7,056,819

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,381)	108,024,418
Futures transactions	4,367,353

112,391,771

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(7,761))	133,242,810
Futures	737,817

133,980,627

Net gain (loss) on investment transactions	246,372,398

Net Increase (Decrease) In Net Assets Resulting From Operations	$253,429,217

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	1,425,967	223,425	—	—
Transfer agent’s fees and expenses	594,369	35,320	84,742	1,433
Registration fees	17,971	11,739	17,774	8,613
Fee waiver and/or expense reimbursement	(177,780)	(33,352)	(35,072)	(66,778)
Distribution fee waiver	(237,661)	—	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	31

Statements of Changes in Net Assets

	Year Ended October 31,
	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$7,056,819	$7,732,239
Net realized gain (loss) on investment transactions	112,391,771	7,851,246
Net change in unrealized appreciation (depreciation) on investments	133,980,627	11,587,045

Net increase (decrease) in net assets resulting from operations	253,429,217	27,170,530

Dividends and Distributions
Distributions from distributable earnings
Class A	(9,498,862)	(16,111,961)
Class B	—	(283,506)
Class C	(464,608)	(1,067,236)
Class Z	(1,395,424)	(2,719,310)
Class R6	(3,717,913)	(3,898,963)

	(15,076,807)	(24,080,976)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	187,786,089	140,184,209
Net asset value of shares issued in reinvestment of dividends and distributions	14,909,423	23,767,624
Cost of shares purchased	(158,286,541)	(177,202,460)

Net increase (decrease) in net assets from Fund share transactions	44,408,971	(13,250,627)

Total increase (decrease)	282,761,381	(10,161,073)

Net Assets:
Beginning of year	583,387,770	593,548,843

End of year	$866,149,151	$583,387,770

See Notes to Financial Statements.

32

Financial Highlights

Class A Shares
		Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.17	$15.17	$16.76	$18.37	$15.49
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.19	0.18	0.20	0.19
Net realized and unrealized gain (loss) on investment transactions	6.14	0.43	1.19	0.80	3.51
Total from investment operations	6.30	0.62	1.37	1.00	3.70
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.22)	(0.18)	(0.15)
Distributions from net realized gains	(0.19)	(0.43)	(2.74)	(2.43)	(0.67)
Total dividends and distributions	(0.38)	(0.62)	(2.96)	(2.61)	(0.82)
Net asset value, end of year	$21.09	$15.17	$15.17	$16.76	$18.37
Total Return(b):	42.24%	4.02%	10.61%	5.67%	24.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$522,601	$382,165	$400,634	$105,855	$113,343
Average net assets (000)	$475,322	$389,009	$302,864	$112,391	$101,852
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.72%	0.72%	0.74%	0.72%	0.77%
Expenses before waivers and/or expense reimbursement	0.81%	0.83%	0.87%	0.86%	0.93%
Net investment income (loss)	0.84%	1.26%	1.27%	1.14%	1.13%
Portfolio turnover rate(e)(f)	101%	92%	88%	95%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	33

Financial Highlights (continued)

Class C Shares
		Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.38	$13.46	$15.20	$16.89	$14.31
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.07	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investment transactions	5.42	0.38	1.03	0.73	3.24
Total from investment operations	5.44	0.45	1.11	0.80	3.30
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.11)	(0.06)	(0.05)
Distributions from net realized gains	(0.19)	(0.43)	(2.74)	(2.43)	(0.67)
Total dividends and distributions	(0.30)	(0.53)	(2.85)	(2.49)	(0.72)
Net asset value, end of year	$18.52	$13.38	$13.46	$15.20	$16.89
Total Return(b):	41.25%	3.27%	9.77%	4.91%	23.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,453	$21,047	$27,333	$29,930	$31,518
Average net assets (000)	$22,342	$24,287	$36,812	$31,783	$34,697
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.44%	1.44%	1.47%	1.44%	1.53%
Expenses before waivers and/or expense reimbursement	1.59%	1.59%	1.54%	1.55%	1.64%
Net investment income (loss)	0.14%	0.56%	0.59%	0.43%	0.40%
Portfolio turnover rate(e)(f)	101%	92%	88%	95%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

34

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.67	$15.65	$17.20	$18.78	$15.83
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.23	0.24	0.25	0.24
Net realized and unrealized gain (loss) on investment transactions	6.32	0.44	1.21	0.82	3.57
Total from investment operations	6.53	0.67	1.45	1.07	3.81
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.26)	(0.22)	(0.19)
Distributions from net realized gains	(0.19)	(0.43)	(2.74)	(2.43)	(0.67)
Total dividends and distributions	(0.41)	(0.65)	(3.00)	(2.65)	(0.86)
Net asset value, end of year	$21.79	$15.67	$15.65	$17.20	$18.78
Total Return(b):	42.44%	4.27%	10.91%	5.98%	24.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,663	$47,730	$67,192	$61,857	$56,066
Average net assets (000)	$60,616	$64,099	$65,923	$62,456	$54,787
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.49%	0.48%	0.48%	0.46%	0.54%
Expenses before waivers and/or expense reimbursement	0.55%	0.55%	0.54%	0.55%	0.64%
Net investment income (loss)	1.10%	1.54%	1.59%	1.40%	1.42%
Portfolio turnover rate(e)(f)	101%	92%	88%	95%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	35

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,				December 28, 2016(a) through October 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.70	$15.68	$17.23	$18.81	$16.06
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.25	0.26	0.27	0.21
Net realized and unrealized gain (loss) on investment transactions	6.36	0.44	1.21	0.82	2.54
Total from investment operations	6.59	0.69	1.47	1.09	2.75
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.28)	(0.24)	-
Distributions from net realized gains	(0.19)	(0.43)	(2.74)	(2.43)	-
Total dividends and distributions	(0.43)	(0.67)	(3.02)	(2.67)	-
Net asset value, end of period	$21.86	$15.70	$15.68	$17.23	$18.81
Total Return(c):	42.79%	4.39%	11.05%	6.10%	17.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$295,432	$132,446	$90,722	$76,551	$58,304
Average net assets (000)	$204,016	$105,498	$86,249	$71,390	$40,448
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.35%	0.35%	0.35%	0.35%	0.35	%(f)
Expenses before waivers and/or expense reimbursement	0.38%	0.40%	0.41%	0.44%	0.47	%(f)
Net investment income (loss)	1.17%	1.60%	1.72%	1.51%	1.44	%(f)
Portfolio turnover rate(g)(h)	101%	92%	88%	95%	89%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

36

Notes to Financial Statements

1.     Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and currently consists of five separate funds: PGIM Absolute Return Bond Fund, PGIM International Bond Fund, PGIM QMA Large-Cap Core Equity Fund, PGIM Real Estate Income Fund and PGIM Select Real Estate Fund. These financial statements relate only to the PGIM QMA Large-Cap Core Equity Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM QMA Large-Cap Core Equity Fund	37

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

38

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

PGIM QMA Large-Cap Core Equity Fund	39

Notes to Financial Statements (continued)

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative

40

proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.35% of the Fund’s average daily net assets up to and including $5 billion and 0.34% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.35% for the year ended October 31, 2021.

The Manager has contractually agreed through February 28, 2023, to limit net annual Fund operating expenses, exclusive of distribution and service (12b-1) fees, shareholder servicing fee and transfer agency expenses (including sub-transfer agency and networking fees), of each class of shares to 0.35% of the Fund’s average daily net assets. Separately, the Manager has contractually agreed, through February 28, 2023, to limit total annual

PGIM QMA Large-Cap Core Equity Fund	41

Notes to Financial Statements (continued)

operating expenses after fee waivers and/or expense reimbursements to 0.72% of average daily net assets for Class A shares and 1.44% of average daily net assets for Class C shares. This contractual waiver exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fees to 0.25% of the average daily net assets of the Class A shares.The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $243,105 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $1,000 and $752 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

42

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $786,002,652 and $744,972,455, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$8,552,288	$116,371,800	$108,966,205	$—	$—	$15,957,883	15,957,883	$21,778

PGIM Institutional Money Market Fund (1)(b)(wa)
13,754,517	85,176,568	98,326,764	(7,761)	6,381	602,941	603,303	1,934	(2)

$22,306,805	$201,548,368	$207,292,969	$(7,761)	$6,381	$16,560,824		$23,712

(1)	The Fund did not have any capital gain distributions during the reporting period.

PGIM QMA Large-Cap Core Equity Fund	43

Notes to Financial Statements (continued)

(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $7,619,643 of ordinary income and $7,457,164 of long-term capital gains. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $7,298,211 of ordinary income $16,782,765 of long-term capital gains.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis were $71,131,694 of ordinary income and $47,471,197 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$635,262,091	$247,420,548	$(10,778,808)	$236,641,740

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and other cost basis differences between GAAP and tax accounting.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial

44

sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	2,620	0.1%
Class C	3	0.1%
Class R6	8,747,216	64.7%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	5.8%	2	33.8%

PGIM QMA Large-Cap Core Equity Fund	45

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,091,107	$38,400,935
Shares issued in reinvestment of dividends and distributions	566,431	9,351,778
Shares purchased	(3,160,671)	(58,723,676)

Net increase (decrease) in shares outstanding before conversion	(503,133)	(10,970,963)
Shares issued upon conversion from other share class(es)	242,510	4,439,967
Shares purchased upon conversion into other share class(es)	(151,501)	(2,826,352)

Net increase (decrease) in shares outstanding	(412,124)	$(9,357,348)

Year ended October 31, 2020:
Shares sold	1,056,005	$15,252,702
Shares issued in reinvestment of dividends and distributions	1,034,820	15,853,443
Shares purchased	(3,820,412)	(56,302,552)

Net increase (decrease) in shares outstanding before conversion	(1,729,587)	(25,196,407)
Shares issued upon conversion from other share class(es)	614,387	8,880,281
Shares purchased upon conversion into other share class(es)	(106,717)	(1,594,324)

Net increase (decrease) in shares outstanding	(1,221,917)	$(17,910,450)

Class B
Period ended June 26, 2020*:
Shares sold	39	$733
Shares issued in reinvestment of dividends and distributions	20,811	282,819
Shares purchased	(39,382)	(516,184)

Net increase (decrease) in shares outstanding before conversion	(18,532)	(232,632)
Shares purchased upon conversion into other share class(es)	(552,420)	(7,017,536)

Net increase (decrease) in shares outstanding	(570,952)	$(7,250,168)

Class C
Year ended October 31, 2021:
Shares sold	75,244	$1,234,291
Shares issued in reinvestment of dividends and distributions	31,819	464,240
Shares purchased	(182,947)	(2,971,760)

Net increase (decrease) in shares outstanding before conversion	(75,884)	(1,273,229)
Shares purchased upon conversion into other share class(es)	(284,445)	(4,601,367)

Net increase (decrease) in shares outstanding	(360,329)	$(5,874,596)

Year ended October 31, 2020:
Shares sold	193,697	$2,503,431
Shares issued in reinvestment of dividends and distributions	77,367	1,052,190
Shares purchased	(477,763)	(6,055,470)

Net increase (decrease) in shares outstanding before conversion	(206,699)	(2,499,849)
Shares purchased upon conversion into other share class(es)	(251,439)	(3,300,159)

Net increase (decrease) in shares outstanding	(458,138)	$(5,800,008)

46

Class Z	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,430,335	$45,745,515
Shares issued in reinvestment of dividends and distributions	80,721	1,375,492
Shares purchased	(824,320)	(15,996,802)

Net increase (decrease) in shares outstanding before conversion	1,686,736	31,124,205
Shares issued upon conversion from other share class(es)	146,046	2,809,035
Shares purchased upon conversion into other share class(es)	(3,701,600)	(77,197,081)

Net increase (decrease) in shares outstanding	(1,868,818)	$(43,263,841)

Year ended October 31, 2020:
Shares sold	2,132,508	$31,936,340
Shares issued in reinvestment of dividends and distributions	169,741	2,680,209
Shares purchased	(3,734,913)	(59,942,110)

Net increase (decrease) in shares outstanding before conversion	(1,432,664)	(25,325,561)
Shares issued upon conversion from other share class(es)	190,651	2,932,932
Shares purchased upon conversion into other share class(es)	(6,248)	(94,422)

Net increase (decrease) in shares outstanding	(1,248,261)	$(22,487,051)

Class R6
Year ended October 31, 2021:
Shares sold	5,207,231	$102,405,348
Shares issued in reinvestment of dividends and distributions	217,932	3,717,913
Shares purchased	(4,048,357)	(80,594,303)

Net increase (decrease) in shares outstanding before conversion	1,376,806	25,528,958
Shares issued upon conversion from other share class(es)	3,703,938	77,392,006
Shares purchased upon conversion into other share class(es)	(758)	(16,208)

Net increase (decrease) in shares outstanding	5,079,986	$102,904,756

Year ended October 31, 2020:
Shares sold	6,113,252	$90,491,003
Shares issued in reinvestment of dividends and distributions	246,614	3,898,963
Shares purchased	(3,724,806)	(54,386,144)

Net increase (decrease) in shares outstanding before conversion	2,635,060	40,003,822
Shares issued upon conversion from other share class(es)	12,349	193,228

Net increase (decrease) in shares outstanding	2,647,409	$40,197,050

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.     Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM QMA Large-Cap Core Equity Fund	47

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $4,256,000, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $4,256,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.     Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other

48

portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce

PGIM QMA Large-Cap Core Equity Fund	49

Notes to Financial Statements (continued)

the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in

50

the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

10.     Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11.     Subsequent Event

Effective December 29, 2021, the Fund’s name will change from PGIM QMA Large-Cap Core Equity Fund to PGIM Quant Solutions Large-Cap Core Equity Fund.

PGIM QMA Large-Cap Core Equity Fund	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM QMA Large-Cap Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Large-Cap Core Equity Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

52

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2021, the Fund reports the maximum amount allowed per share but not less than $0.19 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Core Equity Fund	86.20%	86.22%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

PGIM QMA Large-Cap Core Equity Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Core Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Large-Cap Core Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM QMA Large-Cap Core Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Large-Cap Core Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM QMA Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.

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●	The Board considered PGIM Investments’ assertions that the Fund’s underperformance was primarily driven by the Fund’s bias toward the value style factor.

●	The Board also considered the addition of a new portfolio manager to the portfolio management team in February 2021.

●

The Board noted that PGIM Investments expects relative returns to improve as markets normalize. In this regard, the Board also considered that the Fund outperformed its benchmark index and peer group (ranking in the 8th percentile) for the first quarter of 2021 and outperformed its benchmark index and peer group for the one-year period ended March 31, 2021.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s net annual operating expenses at 0.35% for each class of the Fund’s shares through February 28, 2022.

●

The Board and PGIM Investments also agreed to a contractual expense cap that (exclusive of certain fees and expenses) limits the Fund’s total annual operating expenses to 0.72% of the average daily net assets for Class A shares, and 1.44% of the average daily net assets for Class C shares, through February 28, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Large-Cap Core Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Jonathan Corbett, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Core Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

    Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PTMAX	PTMCX	PTEZX	PTMQX
CUSIP	74441J100	74441J308	74441J407	74441J688

MF187E

PGIM SELECT REAL ESTATE FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Select Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Select Real Estate Fund

December 15, 2021

PGIM Select Real Estate Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	30.05	11.71	9.08 (08/01/2014)

(without sales charges)	37.61	12.98	9.94 (08/01/2014)

Class C

(with sales charges)	35.64	12.10	9.10 (08/01/2014)

(without sales charges)	36.64	12.10	9.10 (08/01/2014)

Class Z

(without sales charges)	38.04	13.23	10.20 (08/01/2014)

Class R6

(without sales charges)	38.10	13.26	10.21 (08/01/2014)

FTSE EPRA/NAREIT Developed Index

	42.12	7.00	5.60

S&P 500 Index

	42.90	18.92	14.95

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE EPRA/NAREIT Developed Index, by portraying the initial account values at the commencement of operations for Class Z shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Select Real Estate Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Real Estate Sectors	% of Net Assets

Prologis, Inc.	Industrial REITs	6.9%

Welltower, Inc.	Health Care REITs	5.8%

Life Storage, Inc.	Specialized REITs	5.6%

Equity Residential	Residential REITs	4.9%

Rexford Industrial Realty, Inc.	Industrial REITs	4.3%

Simon Property Group, Inc.	Retail REITs	4.2%

Camden Property Trust	Residential REITs	4.0%

American Homes 4 Rent (Class A Stock)	Residential REITs	3.5%

Essex Property Trust, Inc.	Residential REITs	3.5%

Segro PLC (United Kingdom)	Industrial REITs	3.4%

Holdings reflect only long-term investments and are subject to change.

PGIM Select Real Estate Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Select Real Estate Fund’s Class Z shares returned 38.04% in the 12-month reporting period that ended October 31, 2021, underperforming the 42.12% return of the FTSE EPRA/NAREIT Developed Index (the Index).

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market during the reporting period can be characterized by a robust recovery in fundamentals following the devastating impact of the COVID-19 pandemic. After the US commercial real estate market experienced one of its worst years ever, Pfizer Inc. announced strong efficacy results for its COVID-19 vaccine in November 2020, which kicked off a massive recovery in fundamentals and stock valuations for the REIT sector. Overall, the US REIT market rallied more than 50% during the period, with some of the harder-hit sectors, such as strip malls and shopping malls, up more than 100%. A successful vaccination effort in the US, combined with record levels of government stimulus, resulted in a highly favorable operating environment for nearly every sector in the US REIT market.

•

Europe’s US-dollar total return during the period was strongly positive at 33.8%, with COVID-19 vaccines helping the region’s economies start to recover from the pandemic. Europe was the second-best-performing global region during the period, ahead of Asia but trailing North America. The United Kingdom (UK) was the quickest country to implement a vaccination program, but other countries in continental Europe rolled out successful programs as well by the summer of 2021. Sweden was the best-performing European market during the period, as its economy benefited from a less-severe recession than other countries in the region. Sweden had resisted locking down its economy, and its companies enjoyed a strong profit rebound aided by record-low interest rates and higher leverage. France was the next-best performer, with its heavily discounted and dominant retail sector experiencing a strong bounce-back as the economy emerged from lockdown. The UK’s return exceeded the European average return for the period due to its early vaccine distribution and subsequent early emergence from lockdown. The weakest European markets during the period were Germany and Finland, both heavily dominated by the multifamily residential sector. Germany, the leading performer in Europe in 2020, lagged for most of 2021 as its residential sector struggled against regulation pressures and the headwind of anticipated interest rate tightening.

•

Asia recovered moderately in 2021 as the market struggled to break out of numerous macro-economic, policy, and pandemic setbacks. In Japan, riskier sectors such as developers, hotel, and office REITs outperformed, benefiting from expectations of pandemic recovery. Despite numerous states of emergency, strong residential demand and relatively resilient office occupancy for the major developers helped solidify expectations of an earnings recovery. Hospitality JREITs (i.e., a REIT established in Japan) also outperformed during the period despite a slow recovery in their fundamentals. Japanese developers and REITs with a reopening tilt (i.e., hotel and office sectors) looked well-positioned for a strong recovery with the Liberal

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Democratic Party’s successful election and dwindling COVID-19 cases. Reopening was also a significant reason for outperformance in retail, office, and residential REITs in Australia. Residential REITs benefited from government subsidies for home purchases, while numerous retail tenants received mandated rent relief programs. Hong Kong commercial landlords also staged a meaningful recovery, as investors’ expectations reset from pandemic lockdowns to the eventual reopening of borders. Despite strong residential fundamentals in Hong Kong due to negative real interest rates and the lack of meaningful new supply, developers suffered from fears of the regulatory and policy tightening that affected numerous sectors in China. Investors also were concerned during the period about the financial distress of major Chinese developer China Evergrande Group, albeit these worries have abated somewhat due to some successful financing deals. In Singapore, domestic retail-centric REITs outperformed as the nation successfully vaccinated more than 80% of its population.

What worked and didn’t work?

•	The Fund underperformed the Index during the reporting period. While North America outperformed, Europe and Asia underperformed on a relative basis, resulting in the Fund’s overall underperformance.

•

Within North America, the US healthcare and net lease sectors made the most significant contribution to performance due to favorable security selection. Several other sectors also performed well, including data centers and storage. Data centers benefited due to an underweight position relative to the Index, as well as sound stock selection. The storage sector performed well due to positive stock selection. The specialty housing, office, and shopping centers sectors detracted from performance.

•

Europe’s underperformance for the period was the result of weak stock picking in Sweden and the United Kingdom. An underweight exposure to France also negatively impacted the Fund. Strong stock selection in Belgium contributed to performance, as did a lack of exposure to Switzerland.

•	The Asia Pacific region’s underperformance was driven by notably unfavorable stock selection in Hong Kong.

Current outlook

•

PGIM Real Estate views the US REIT market as well positioned for the remainder of 2021 and into 2022. In PGIM Real Estate’s view, despite strong year-to-date performance, this market’s average implied capitalization rate (i.e., the rate of return expected to be generated on a real estate investment property) remains attractive at 4.5%, a roughly 310 basis points (bps) spread relative to the 10-year US Treasury yield. (One basis point equals 0.01%.) While this spread is consistent with the long-term average, given the current depressed net operating income (NOI) levels of most REITs, PGIM Real Estate expects this spread to compress much further before reverting to its long-term average. Despite some near-term disruption to NOI growth in certain sectors, PGIM Real Estate anticipates funds-from-operations per-share growth of 7.7% in 2021 and 9.7% in 2022 (Source: PGIM). In PGIM Real Estate’s view, the

PGIM Select Real Estate Fund	9

Strategy and Performance Overview (continued)

recent improvement in REITs’ equity valuations has allowed many REITs to issue new equity for acquisitions and development. A favorable cost of capital and a faster pace of economies reopening bode well for PGIM Real Estate’s higher near-term earnings expectations. Capital markets continue to be active in the REIT sector, with the market already witnessing eight REIT takeovers in 2021 across a variety of sectors, representing both public-to-public and take-private transactions. Attractive debt and equity capital, combined with a multi-year recovery outlook in fundamentals, is likely to keep private equity interest focused on additional REIT market opportunities, in PGIM Real Estate’s view. PGIM Real Estate remains diligent in its value-based investment process, emphasizing individual stock selection and looking to capitalize on sectors expected to benefit from economic reopening. PGIM Real Estate has increased its overweight allocation to the retail sectors (malls and shopping centers) on the expectation that robust consumer spending will boost fundamentals in 2021 and 2022. PGIM Real Estate has further increased its underweight allocation to data centers, given a challenged internal growth outlook and full valuation, while adding to the storage sector given the strong operating environment and upward valuation revisions. Finally, the Fund remains underweight relative to the Index to the office sector, given a challenging long-term growth outlook.

•

Europe began ending remaining lockdown measures during the period that had been implemented by many countries in the region, as COVID-19 vaccinations gained momentum across the continent. More than 80% of the UK’s adult population was fully vaccinated at the end of the period, and most countries in continental Europe have largely caught up with the UK. The UK ended all remaining social distancing measures in the middle of July 2021, and continental European countries followed. While the spread of the Delta variant remains a concern, the hope is that an expected increase in cases during the winter can be managed with high vaccination rates, including booster shots. The UK REIT sector is trading around a 9% discount to its one-year forward net asset value (NAV), and continental Europe trades on a slightly lower NAV discount of 6%. However, there are wide divergences across individual sub-sectors, with retail trading at the highest discount and industrial/logistics at a significant premium. The UK trades at a 3.9% implied capitalization rate, an approximately 300-bps spread to 10-year UK bonds, while the continent trades at a 4.0% rate, a 420-bps spread to German 10-year government yields. Dividend yields on offer are still attractive at 2.7% in the UK and 3.1% on the continent. PGIM Real Estate retains a careful stance on the retail sector, given the structural challenges it still faces and the price recovery already seen in many retail shares. PGIM Real Estate has a broadly neutral weight relative to the Index in the offices sector and retains a preference for industrial/logistics and alternatives. PGIM Real Estate is still cautious on the German residential sector following the uncertain outcome of Germany’s federal elections at the end of September 2021 and the impact this could have on future regulation of the residential rental market there.

•	PGIM Real Estate believes Asia should witness a more sustained recovery heading into 2022. The COVID-19 pandemic has ushered in a period of unprecedented global

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monetary easing and fiscal stimulus as countries cope with the economic fallout. As Asia emerges from the depths of the Delta variant, there is optimism ahead with a focus now on reopening and recovery. Sectors that witnessed a significant contraction in demand (e.g., hospitality and retail) will likely see a gradual recovery in the coming months, in PGIM Real Estate’s view. Equity market investors are also looking beyond the Federal Reserve’s expected tapering of its monthly bond purchases as the Fed also considers when it might start raising interest rates. This is somewhat complicated by the current market focus on supply-chain disruption leading to stagflation concerns. In PGIM Real Estate’s view, the following themes could be in focus in the near term: (1) recovery from the COVID-19 pandemic, (2) stagflation concerns, (3) bond yield spike on inflation expectations, (4) recovery in retail and hospitality, and (5) US-China geopolitical relations. PGIM Real Estate remains positive on the Australian manufacturing housing and self-storage sectors, with demographic and market consolidation trends providing structural tailwinds. PGIM Real Estate has a slightly underweight allocation relative to the Index to Hong Kong with a preference toward non-discretionary retail, and an overweight allocation relative to the Index to Japanese developers with a preference for retail and hospitality exposures that are levered to a bigger COVID-19 recovery. PGIM Real Estate also has an overweight allocation relative to the Index to JREITs with a preference for hospitality and diversified companies that could benefit from easing COVID-19 restrictions, and an overweight to logistic JREITs given their consistent drive for accretive acquisition growth. In Singapore, PGIM Real Estate has an underweight relative to the Index allocation to developers given a lack of growth catalysts and its preference for recovery opportunities in other countries. For REITs, PGIM Real Estate favors logistic and suburban retail companies that offer resilient demand. Markets are improving but global reopening remains fraught with the risk of a subsequent wave of COVID-19 outbreaks amid growing economic and social marginalization. The effectiveness of incremental vaccine delivery via booster shots and childrens’ vaccinations likely will shape domestic recovery and determine when borders might reopen, in PGIM Real Estate’s view. At the same time, a strong recovery in the US could stoke inflationary pressures beyond what many economists currently say is a transitory trend, which could raise expectations for interest rate hikes. Supply-chain concerns could also hamper growth while creating an inflation spiral. Within PGIM Real Estate’s individual sector holdings, a sharp rise in long-term real interest rates could negatively impact regional REIT valuations.

PGIM Select Real Estate Fund	11

Comments on Largest Holdings (unaudited)

7.0% Prologis, Inc., Industrial REITs

Prologis is an owner, operator, and developer of industrial real estate, focusing on global and regional markets across the Americas, Europe, and Asia. The company also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

5.7% Welltower, Inc., Healthcare REITs

Welltower invests in senior housing and healthcare real estate properties.

5.6% Life Storage, Inc., Specialized REITs

Life Storage acquires and manages self-storage properties in the US.

4.9% Equity Residential, Residential REITs

Equity Residential acquires, develops, and manages apartment complexes in the US.

4.3% Rexford Industrial Realty, Inc., Industrial REITs

Rexford acquires, owns, and operates industrial properties in southern California markets.

12	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Select Real Estate Fund	13

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Select Real Estate Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,110.90	1.30%	$ 6.92
	Hypothetical	$1,000.00	$1,018.65	1.30%	$ 6.61
Class C	Actual	$1,000.00	$1,106.30	2.05%	$10.88
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41
Class Z	Actual	$1,000.00	$1,112.40	1.04%	$ 5.54
	Hypothetical	$1,000.00	$1,019.96	1.04%	$ 5.30
Class R6	Actual	$1,000.00	$1,112.50	0.91%	$ 4.85
	Hypothetical	$1,000.00	$1,020.62	0.91%	$ 4.63

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS

Diversified Real Estate Activities 4.1%

Sumitomo Realty & Development Co. Ltd. (Japan)	251,922	$9,111,532
Sun Hung Kai Properties Ltd. (Hong Kong)	341,942	4,545,527

		13,657,059

Diversified REITs 5.4%

Daiwa House REIT Investment Corp. (Japan)	2,258	6,490,082
Essential Properties Realty Trust, Inc.	206,524	6,152,350
Stockland (Australia)	1,470,580	5,046,431

		17,688,863

Health Care REITs 5.8%

Welltower, Inc.	235,784	18,957,034

Hotel & Resort REITs 8.2%

Invincible Investment Corp. (Japan)	14,131	5,597,874
Japan Hotel REIT Investment Corp. (Japan)	7,957	4,817,188
Park Hotels & Resorts, Inc.*	321,728	5,961,620
Pebblebrook Hotel Trust	281,600	6,324,736
Xenia Hotels & Resorts, Inc.*	238,589	4,246,884

		26,948,302

Industrial REITs 19.4%

Nippon Prologis REIT, Inc. (Japan)	2,234	7,459,931
Prologis, Inc.	157,731	22,864,686
Rexford Industrial Realty, Inc.	209,815	14,099,568
Segro PLC (United Kingdom)	640,465	11,338,312
Summit Industrial Income REIT (Canada)	220,037	4,203,034
Tritax Big Box REIT PLC (United Kingdom)	1,280,071	3,943,923

		63,909,454

Railroads 1.2%

Seibu Holdings, Inc. (Japan)*	357,234	3,898,843

Real Estate Operating Companies 8.2%

Kojamo OYJ (Finland)	285,122	6,385,926
Pandox AB (Sweden)*	386,416	6,817,309
VGP NV (Belgium)	27,201	7,049,948

See Notes to Financial Statements.
PGIM Select Real Estate Fund	15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Real Estate Operating Companies (cont’d.)

Vonovia SE (Germany)	73,009	$4,426,527
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	427,311	2,414,204

		27,093,914

Residential REITs 19.8%

American Homes 4 Rent (Class A Stock)	285,313	11,583,708
Camden Property Trust	81,076	13,223,496
Equity Residential	185,109	15,993,417
Essex Property Trust, Inc.	33,509	11,390,714
Ingenia Communities Group (Australia)	977,135	4,791,470
InterRent Real Estate Investment Trust (Canada)	396,678	5,811,063
Invitation Homes, Inc.	52,799	2,177,959

		64,971,827

Retail REITs 13.4%

Acadia Realty Trust	287,353	6,143,607
Capital & Counties Properties PLC (United Kingdom)	2,115,625	4,786,380
Kimco Realty Corp.	276,132	6,240,583
Link REIT (Hong Kong)	611,122	5,426,076
Phillips Edison & Co., Inc.	101,192	3,049,927
Simon Property Group, Inc.	95,024	13,928,618
Unibail-Rodamco-Westfield (France)*	60,637	4,335,705

		43,910,896

Specialized REITs 13.8%

Big Yellow Group PLC (United Kingdom)	177,848	3,611,154
Digital Realty Trust, Inc.	49,950	7,882,609
EPR Properties	118,652	5,957,517
Life Storage, Inc.	137,207	18,359,669
MGM Growth Properties LLC (Class A Stock)	100,376	3,952,807
National Storage REIT (Australia)	3,088,879	5,563,831

		45,327,587

TOTAL LONG-TERM INVESTMENTS
(cost $291,713,913)		326,363,779

See Notes to Financial Statements. 16

Description	Shares	Value

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,866,302)(wa)	2,866,302	$2,866,302

TOTAL INVESTMENTS 100.2%
(cost $294,580,215)		329,230,081
Liabilities in excess of other assets (0.2)%		(722,686)

NET ASSETS 100.0%		$328,507,395

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$15,401,732	$—
Belgium	—	7,049,948	—
Canada	10,014,097	—	—
Finland	—	6,385,926	—
France	—	4,335,705	—
Germany	—	4,426,527	—
Hong Kong	—	12,385,807	—
Japan	—	37,375,450	—
Sweden	—	6,817,309	—
United Kingdom	—	23,679,769	—
United States	198,491,509	—	—

See Notes to Financial Statements.
PGIM Select Real Estate Fund	17

Schedule of Investments  (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)

Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$2,866,302	$—	$—

Total	$211,371,908	$117,858,173	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Residential REITs	19.8%
Industrial REITs	19.4
Specialized REITs	13.8
Retail REITs	13.4
Hotel & Resort REITs	8.2
Real Estate Operating Companies	8.2
Health Care REITs	5.8
Diversified REITs	5.4

Diversified Real Estate Activities	4.1%
Railroads	1.2
Affiliated Mutual Fund	0.9

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements. 18

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value:
Unaffiliated investments (cost $291,713,913)	$326,363,779
Affiliated investments (cost $2,866,302)	2,866,302
Foreign currency, at value (cost $16,062)	15,902
Receivable for Fund shares sold	2,060,969
Receivable for investments sold	980,515
Dividends receivable	183,422
Tax reclaim receivable	63,538
Prepaid expenses	1,791

Total Assets	332,536,218

Liabilities

Payable for investments purchased	2,585,608
Payable for Fund shares purchased	1,129,634
Management fee payable	220,394
Accrued expenses and other liabilities	87,969
Distribution fee payable	2,599
Affiliated transfer agent fee payable	1,539
Trustees’ fees payable	1,080

Total Liabilities	4,028,823

Net Assets	$328,507,395

Net assets were comprised of:
Shares of beneficial interest, at par	$21,212
Paid-in capital in excess of par	284,210,455
Total distributable earnings (loss)	44,275,728

Net assets, October 31, 2021	$328,507,395

See Notes to Financial Statements.
PGIM Select Real Estate Fund	19

Statement of Assets and Liabilities

as of October 31, 2021

Class A

Net asset value and redemption price per share, ($6,732,704 ÷ 433,338 shares of beneficial interest issued and outstanding)	$15.54
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price to public	$16.44

Class C

Net asset value, offering price and redemption price per share, ($1,636,248 ÷ 106,706 shares of beneficial interest issued and outstanding)	$15.33

Class Z

Net asset value, offering price and redemption price per share, ($226,285,601 ÷ 14,542,088 shares of beneficial interest issued and outstanding)	$15.56

Class R6

Net asset value, offering price and redemption price per share, ($93,852,842 ÷ 6,130,118 shares of beneficial interest issued and outstanding)	$15.31

See Notes to Financial Statements. 20

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $139,494 foreign withholding tax)	$3,752,802
Affiliated dividend income	4,710
Income from securities lending, net (including affiliated income of $21)	30

Total income	3,757,542

Expenses
Management fee	1,525,192
Distribution fee(a)	24,617
Transfer agent’s fees and expenses (including affiliated expense of $7,481)(a)	156,395
Custodian and accounting fees	100,475
Registration fees(a)	59,089
Audit fee	33,803
Legal fees and expenses	20,889
Shareholders’ reports	12,689
Trustees’ fees	11,820
Miscellaneous	21,112

Total expenses	1,966,081

Less: Fee waiver and/or expense reimbursement(a)	(19,702)
Distribution fee waiver(a)	(2,402)

Net expenses	1,943,977

Net investment income (loss)	1,813,565

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $49)	14,126,786
Foreign currency transactions	(38,979)

14,087,807

Net change in unrealized appreciation (depreciation) on:
Investments	32,755,017
Foreign currencies	(6,617)

32,748,400

Net gain (loss) on investment and foreign currency transactions	46,836,207

Net Increase (Decrease) In Net Assets Resulting From Operations	$48,649,772

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	14,410	10,207	—	—
Transfer agent’s fees and expenses	6,403	1,420	148,142	430
Registration fees	10,325	9,150	21,824	17,790
Fee waiver and/or expense reimbursement	(10,543)	(9,159)	—	—
Distribution fee waiver	(2,402)	—	—	—

See Notes to Financial Statements.
PGIM Select Real Estate Fund	21

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,813,565	$509,865
Net realized gain (loss) on investment and foreign currency transactions	14,087,807	(3,157,913)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	32,748,400	(896,188)

Net increase (decrease) in net assets resulting from operations	48,649,772	(3,544,236)

Dividends and Distributions
Distributions from distributable earnings
Class A	(70,197)	(249,514)
Class C	(5,910)	(22,861)
Class Z	(1,699,095)	(568,118)
Class R6	(918,302)	(959,853)

	(2,693,504)	(1,800,346)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	269,891,981	41,530,766
Net asset value of shares issued in reinvestment of dividends and distributions	2,689,833	1,798,710
Cost of shares purchased	(39,255,864)	(17,061,180)

Net increase (decrease) in net assets from Fund share transactions	233,325,950	26,268,296

Total increase (decrease)	279,282,218	20,923,714

Net Assets:

Beginning of year	49,225,177	28,301,463

End of year	$328,507,395	$49,225,177

See Notes to Financial Statements. 22

Financial Highlights

Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.48	$13.18	$10.33	$10.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.15	0.16	0.12	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.18	(1.16)	3.10	(0.08)	0.76
Total from investment operations	4.28	(1.01)	3.26	0.04	0.88
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.43)	(0.21)	(0.25)	(0.11)
Distributions from net realized gains	-	(0.26)	(0.20)	-	(0.23)
Total dividends and distributions	(0.22)	(0.69)	(0.41)	(0.25)	(0.34)
Net asset value, end of year	$15.54	$11.48	$13.18	$10.33	$10.54
Total Return(b):	37.61%	(7.90)%	32.64%	0.37%	9.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,733	$3,878	$4,447	$2,612	$256
Average net assets (000)	$4,803	$4,534	$3,205	$1,645	$242
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses before waivers and/or expense reimbursement	1.57%	2.11%	3.04%	4.02%	4.63%
Net investment income (loss)	0.74%	1.26%	1.36%	1.14%	1.15%
Portfolio turnover rate(e)	165%	313%	242%	202%	142%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Select Real Estate Fund	23

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2021		2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.35		$13.03	$10.23	$10.44	$9.94
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(b)	0.06	0.06	0.09	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.12		(1.13)	3.08	(0.12)	0.75
Total from investment operations	4.11		(1.07)	3.14	(0.03)	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.13)		(0.35)	(0.14)	(0.18)	(0.06)
Distributions from net realized gains	-		(0.26)	(0.20)	-	(0.23)
Total dividends and distributions	(0.13)		(0.61)	(0.34)	(0.18)	(0.29)
Net asset value, end of year	$15.33		$11.35	$13.03	$10.23	$10.44
Total Return(c):	36.64%		(8.60)%	31.59%	(0.34)%	8.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,636		$605	$351	$56	$69
Average net assets (000)	$1,021		$532	$148	$64	$70
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	2.05%		2.05%	2.05%	2.05%	2.05%
Expenses before waivers and/or expense reimbursement	2.95%		5.31%	11.73%	29.08%	5.33%
Net investment income (loss)	(0.06)%		0.55%	0.54%	0.91%	0.36%
Portfolio turnover rate(f)	165%		313%	242%	202%	142%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.49	$13.20	$10.34	$10.56	$10.02
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.16	0.19	0.22	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.19	(1.15)	3.11	(0.16)	0.76
Total from investment operations	4.32	(0.99)	3.30	0.06	0.91
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.46)	(0.24)	(0.28)	(0.14)
Distributions from net realized gains	-	(0.26)	(0.20)	-	(0.23)
Total dividends and distributions	(0.25)	(0.72)	(0.44)	(0.28)	(0.37)
Net asset value, end of year	$15.56	$11.49	$13.20	$10.34	$10.56
Total Return(b):	38.04%	(7.73)%	33.02%	0.51%	9.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$226,286	$29,056	$6,366	$65	$154
Average net assets (000)	$126,992	$14,227	$1,621	$145	$148
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.04%	1.05%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	1.04%	1.61%	2.85%	14.17%	4.35%
Net investment income (loss)	0.92%	1.40%	1.48%	2.07%	1.43%
Portfolio turnover rate(e)	165%	313%	242%	202%	142%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Select Real Estate Fund	25

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.31	$13.00	$10.19	$10.40	$9.88
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.18	0.18	0.20	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.11	(1.15)	3.07	(0.13)	0.75
Total from investment operations	4.26	(0.97)	3.25	0.07	0.89
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.46)	(0.24)	(0.28)	(0.14)
Distributions from net realized gains	-	(0.26)	(0.20)	-	(0.23)
Total dividends and distributions	(0.26)	(0.72)	(0.44)	(0.28)	(0.37)
Net asset value, end of year	$15.31	$11.31	$13.00	$10.19	$10.40
Total Return(b):	38.10%	(7.70)%	33.02%	0.62%	9.25%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93,853	$15,686	$17,138	$5,970	$5,932
Average net assets (000)	$57,833	$16,060	$8,739	$6,039	$5,687
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.94%	1.05%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	0.94%	1.42%	2.25%	3.07%	4.02%
Net investment income (loss)	1.06%	1.56%	1.56%	1.89%	1.42%
Portfolio turnover rate(e)	165%	313%	242%	202%	142%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and currently consists of five separate funds: PGIM Absolute Return Bond Fund, PGIM International Bond Fund, PGIM QMA Large-Cap Core Equity Fund, PGIM Real Estate Income Fund and PGIM Select Real Estate Fund. These financial statements relate only to the PGIM Select Real Estate Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM Select Real Estate Fund	27

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

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When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Select Real Estate Fund	29

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Select Real Estate Fund	31

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit, PGIM Real Estate, and PGIM Real Estate (UK) Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (collectively referred to herein as the “subadviser”). The Manager pays for the services of subadviser.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion, 0.78% of the next $2 billion, 0.76% of the next $2 billion, 0.75% of the next $5 billion and 0.74% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.30% of average daily net assets for Class A shares, 2.05% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class Z shares and 1.05% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

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Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fees to 0.25% of the average daily net assets of the Class A shares.The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $17,899 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $49 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Real Estate (UK) Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

PGIM Select Real Estate Fund	33

Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $539,960,136 and $308,251,860, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$1,636,468	$167,603,128	$166,373,294	$—	$—	$2,866,302	2,866,302	$4,710

PGIM Institutional Money Market Fund (1)(b)(wa)
—	2,079,687	2,079,736	—	49	—	—	21	(2)

$1,636,468	$169,682,815	$168,453,030	$—	$49	$2,866,302		$4,731

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $2,693,504 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $1,670,983 of ordinary income and $129,363 of long-term capital gains.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis were $11,148,349 of ordinary income and $1,759,316 of long-term capital gains.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$297,862,018	$39,260,591	$(7,892,528)	$31,368,063

The GAAP basis differs from tax basis primarily due to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis differences between financial and tax accounting.

The Fund utilized approximately $3,113,761 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

PGIM Select Real Estate Fund	35

Notes to Financial Statements (continued)

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	211,305	48.8%
Class C	1,227	1.1%
Class R6	1,132,456	18.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	74.6%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended October 31, 2021:
Shares sold	198,267	$2,874,733
Shares issued in reinvestment of dividends and distributions	5,277	69,387
Shares purchased	(94,647)	(1,279,321)

Net increase (decrease) in shares outstanding before conversion	108,897	1,664,799
Shares issued upon conversion from other share class(es)	183	2,546
Shares purchased upon conversion into other share class(es)	(13,661)	(205,052)

Net increase (decrease) in shares outstanding	95,419	$1,462,293

Year ended October 31, 2020:
Shares sold	196,557	$2,367,915
Shares issued in reinvestment of dividends and distributions	20,428	248,038
Shares purchased	(216,412)	(2,521,929)

Net increase (decrease) in shares outstanding before conversion	573	94,024
Shares purchased upon conversion into other share class(es)	(86)	(1,034)

Net increase (decrease) in shares outstanding	487	$92,990

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Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	71,343	$998,329
Shares issued in reinvestment of dividends and distributions	443	5,538
Shares purchased	(13,215)	(175,530)

Net increase (decrease) in shares outstanding before conversion	58,571	828,337
Shares purchased upon conversion into other share class(es)	(5,162)	(65,704)

Net increase (decrease) in shares outstanding	53,409	$762,633

Year ended October 31, 2020:
Shares sold	34,038	$412,624
Shares issued in reinvestment of dividends and distributions	1,883	22,791
Shares purchased	(9,292)	(106,072)

Net increase (decrease) in shares outstanding before conversion	26,629	329,343
Shares purchased upon conversion into other share class(es)	(255)	(2,886)

Net increase (decrease) in shares outstanding	26,374	$326,457

Class Z
Year ended October 31, 2021:
Shares sold	13,350,960	$186,168,605
Shares issued in reinvestment of dividends and distributions	121,767	1,696,608
Shares purchased	(1,477,815)	(21,446,422)

Net increase (decrease) in shares outstanding before conversion	11,994,912	166,418,791
Shares issued upon conversion from other share class(es)	19,401	280,074

Net increase (decrease) in shares outstanding	12,014,313	$166,698,865

Year ended October 31, 2020:
Shares sold	2,983,690	$35,135,075
Shares issued in reinvestment of dividends and distributions	47,282	568,028
Shares purchased	(985,863)	(10,853,079)

Net increase (decrease) in shares outstanding before conversion	2,045,109	24,850,024
Shares issued upon conversion from other share class(es)	337	3,920

Net increase (decrease) in shares outstanding	2,045,446	$24,853,944

Class R6
Year ended October 31, 2021:
Shares sold	5,802,725	$79,850,314
Shares issued in reinvestment of dividends and distributions	67,943	918,300
Shares purchased	(1,126,477)	(16,354,591)

Net increase (decrease) in shares outstanding before conversion	4,744,191	64,414,023
Shares purchased upon conversion into other share class(es)	(877)	(11,864)

Net increase (decrease) in shares outstanding	4,743,314	$64,402,159

Year ended October 31, 2020:
Shares sold	329,001	$3,615,152
Shares issued in reinvestment of dividends and distributions	80,324	959,853
Shares purchased	(341,140)	(3,580,100)

Net increase (decrease) in shares outstanding	68,185	$994,905

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

PGIM Select Real Estate Fund	37

Notes to Financial Statements (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2021.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

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Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or

PGIM Select Real Estate Fund	39

Notes to Financial Statements (continued)

restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s Prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of

40

pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down. An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be

PGIM Select Real Estate Fund	41

Notes to Financial Statements (continued)

subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Selection Risk: Selection risk is the risk that the securities selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Select Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Select Real Estate Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Select Real Estate Fund	43

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than 10.68% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2021.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Select Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Select Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Select Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Select Real Estate Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit (“PGIM Real Estate”), and PGIM Real Estate (UK) Limited (“PGIM RE (UK)”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIM RE (UK). Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Select Real Estate Fund is a series of Prudential Investment Portfolios 9.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM, which, through its PGIM Real Estate unit, and PGIM RE (UK), serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Real Estate and PGIM RE (UK). The Board noted that PGIM Real Estate and PGIM RE (UK) are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIM RE (UK), including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Real Estate and PGIM RE (UK), and also considered the qualifications, backgrounds and responsibilities of the PGIM Real Estate and PGIM RE (UK) portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, PGIM’s and PGIM RE (UK)’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, PGIM and PGIM RE (UK). The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, PGIM and PGIM RE (UK).

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate and PGIM RE (UK), and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Real Estate and PGIM RE (UK) under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale, can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Real Estate and PGIM RE (UK)

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIM RE (UK) included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020. The Board considered that the Fund commenced investment operations on August 1, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments contractually agreed to an expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class R6 shares, and 1.05% for Class Z shares through February 28, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Select Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM Real Estate	7 Giralda Farms
Madison, NJ 07940

	PGIM Real Estate (UK)	Grand Buildings, 1-3 Strand
	Limited	Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue
	LLP	New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Select Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SREAX	SRECX	SREZX	SREQX

CUSIP	74441J811	74441J795	74441J779	74441J787

MF223E

PGIM INTERNATIONAL BOND FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM International Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM International Bond Fund
December 15, 2021

PGIM International Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-5.11	3.98 (12/14/2016)

(without sales charges)	-1.93	4.68 (12/14/2016)

Class C

(with sales charges)	-3.62	3.90 (12/14/2016)

(without sales charges)	-2.66	3.90 (12/14/2016)

Class Z

(without sales charges)	-1.57	4.99 (12/14/2016)

Class R6

(without sales charges)	-1.53	5.01 (12/14/2016)

Bloomberg Global Aggregate ex-USD (USD Hedged) Index

	-1.26	3.14

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Global Aggregate ex-USD (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 14, 2016) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM International Bond Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Global Aggregate ex-USD (USD Hedged) Index—The Bloomberg Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets, with index components for the Pan-European Aggregate and the Asian-Pacific Aggregate excluding US dollar-denominated components.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.29	0.82	2.24

Class C	0.22	0.13	2.90

Class Z	0.33	1.21	1.10

Class R6	0.33	1.26	0.89

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)

AAA	6.2

AA	2.9

A	16.3

BBB	43.4

BB	15.2

B	8.5

CCC	0.8

Not Rated	3.9

Cash/Cash Equivalents	2.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM International Bond Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM International Bond Fund’s Class Z shares returned -1.57% in the 12-month reporting period that ended October 31, 2021, underperforming the -1.26% return of the Bloomberg Global Aggregate ex-USD (USD Hedged) Index (the Index).

What were the market conditions?

•

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies continued to respond to the unprecedented monetary and fiscal stimulus programs. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation, kicking off a robust “reflation trade” in bond markets, which caused the US Treasury yield curve to steepen over the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•

Although yields for short-term Treasuries remained well anchored during the first quarter of 2021 by the Fed’s commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020, to 1.74% by March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

•

Market volatility for rates then eased in the second and third quarters of 2021, with long-term US Treasury yields declining gradually before rising again in late September after the Fed signaled it could begin tapering its monthly bond purchases shortly after its November meeting. The US 10-year and 30-year Treasury yields ended the period at 1.55% and 1.93%, respectively. Meanwhile, the yield on the 2-year Treasury note rose sharply the last month of the period as markets began pricing in two rate hikes in 2022, ending October 31, 2021, at 0.45%—a rise of 28 basis points (bps) over the period. (One basis point equals 0.01%.) Despite flattening over the last six months of the period as the market pulled forward its expectation for rate hikes, the US Treasury yield curve steepened during the period, with the 10-year and 2-year Treasury spread rising from 0.74% to 1.07% as of October 31, 2021.

•

In Europe, German 10-year bond yields rose to end the period at -0.10%, as rate hike expectations were brought forward amid concerns about prolonged inflation even as the European Central Bank continued to signal rate hikes in 2022 were unlikely. Similarly, United Kingdom (UK) 10-year bond yields rose over the period to end October 31, 2021, at 1.03% amid inflation concerns driven by demand and supply-chain bottlenecks.

•

Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of COVID-19 vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies. (Spread markets are non-government-related sectors of the fixed income

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market, such as investment grade corporate bonds, high yield bonds, or asset-backed securities.) Strengthening economic fundamentals coupled with aggressive central bank measures (e.g., zero interest rate policies and asset purchases) drove corporate and securitized asset spreads tighter, with many sectors rallying to, or through, their pre-COVID-19 levels.

•

The US investment grade corporate market performed well, with spreads tightening to near-historic levels by the end of the period, supported by better-than-expected corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. US high yield bond spreads tightened as fundamentals remained supportive. Meanwhile, emerging market spreads tightened, boosting returns as investor appetite remained strong amid a global search for yield.

What worked?

•	Security selection and sector allocation both contributed to the Fund’s performance over the reporting period.

•

Within security selection, positions in developed high yield, emerging sovereigns, emerging agencies, developed sovereigns, developed CMBS, and developed investment grade corporate were the largest contributors for the period.

•

Within sector allocation, overweights to emerging sovereigns, developed asset-backed securities (ABS), developed high yield, and developed CMBS relative to the Index were the largest contributors to performance.

•	Within credit, positioning in foreign non-corporates, retailers & restaurants, capital goods, and telecom contributed.

•

In individual security selection, the Fund benefited from overweights to Ukraine, Greece, and Indonesia sovereign bonds relative to the Index, along with an overweight to Petroleos Mexicanos SA de CV (foreign non-corporate).

What didn’t work?

•

During the reporting period, the Fund’s long duration bias, principally in emerging market rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) The Fund’s yield curve flattener positioning in US rates also detracted as the curve steepened over the period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

•

Although overall security selection contributed to performance, positioning in emerging LIBOR (London Interbank Offered Rate) derivatives, developed LIBOR derivatives, emerging Treasuries, and developed ABS detracted from performance.

PGIM International Bond Fund    9

Strategy and Performance Overview (continued)

Within sector allocation, an underweight to developed investment grade corporates and developed local authorities, along with an overweight to emerging treasuries relative to the Index detracted from performance.

•

In individual security selection, an underweight to Japan and United Kingdom sovereign bonds, along with overweights to Holdco Ltd. (food), and Cooperatieve Rabobank U.A. (banking) relative to the Index detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and options contributed to performance while swaps detracted. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

•

As the Fed’s tapering approached, PGIM Fixed Income believed the Fed would likely draw a clear distinction between the removal of accommodation via reduction in asset purchases and tightening of policy through rate hikes in the federal funds rate target.

•

Looking beyond the next year or two, PGIM Fixed Income believes the secular fundamental drivers—such as aging demographics and high debt levels—that pushed rates lower for decades are likely to reassert themselves with even more downward force on rates in a post-COVID world of older populations and markedly higher debt levels. As a result, many central bankers may end up leaving administered rates near, or at, their effective lower bounds, and rate hike cycles will likely continue cresting at progressively lower levels. From that perspective, the third quarter 2021 increase in longer-term rates—which lifted them back up to levels that reflect a substantial and permanent rise in administered rates over the coming years—has probably already overshot fundamentals, in PGIM Fixed Income’s view.

•

As for spread sectors, PGIM Fixed Income continues to expect the ongoing economic expansion to support credit fundamentals and, in turn, to allow credit products to continue outperforming. Given the relatively narrow level of spreads, however, excess returns are likely to be more modest, deriving primarily from incremental yield and rolling down the spread curve, rather than from the kinds of wholesale spread compression seen since March 2020. (Roll-down return is a strategy for selling a bond as it approaches its maturity date. In general, as a bond’s maturity date grows closer, its interest rate moves closer to zero. Since there is an inverse relationship between bond yields and prices, bond prices increase as their interest rates decrease.)

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•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund holds allocations to an array of credit sectors, including both investment-grade and high yield corporates, high-quality structured products, and emerging markets. While valuations are now a bit full, with spreads in many sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

•

Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. PGIM Fixed Income remains constructive on high yield over the medium term as improving fundamentals and a decline in defaults is expected to drive spread compression going forward, and it believes the prospects for emerging market debt performance are encouraging given the supportive backdrop, attractive valuations, and global search for yield.

PGIM International Bond Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM International Bond Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 996.00	0.99%	$4.98
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Class C	Actual	$1,000.00	$ 992.20	1.74%	$8.74
	Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84

Class Z	Actual	$1,000.00	$ 997.80	0.63%	$3.17
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Class R6	Actual	$1,000.00	$ 998.00	0.58%	$2.92
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM International Bond Fund    13

Schedule of Investments

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 95.7%

ASSET-BACKED SECURITIES 4.8%

Cayman Islands 3.6%

HPS Loan Management Ltd.,
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	1.274%(c)	04/20/34		500	$498,276
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.448(c)	07/22/32		250	250,038
Mountain View CLO Ltd.,
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.374(c)	10/15/34		250	250,048
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.372(c)	07/20/30		246	246,347

					1,244,709

United States 1.2%

Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870	08/08/25		100	101,495
PNMAC GMSR Issuer Trust,
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.739(c)	08/25/25		100	99,970
SoFi Alternative Trust,
Series 2019-D, Class 1PT, 144A	2.847(cc)	01/16/46		82	84,355
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.889(c)	06/25/24		150	149,633

					435,453

TOTAL ASSET-BACKED SECURITIES (cost $1,680,330)					1,680,162

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.3%

Canada 0.1%

Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381(cc)	02/12/55	CAD	23	18,881

Ireland 1.2%

Taurus DAC,
Series 2021-UK4A, Class B, 144A, SONIA + 1.500%	1.550(c)	08/17/31	GBP	100	136,594

See Notes to Financial Statements.

PGIM International Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

Ireland (cont’d.)

Taurus DAC, (cont’d.)
Series 2021-UK4A, Class C, 144A, SONIA + 1.750%	1.800%(c)	08/17/31	GBP	100	$136,566
Series 2021-UK4A, Class D, 144A, SONIA + 2.100%	2.150(cc)	08/17/31	GBP	100	136,608

					409,768

United Kingdom 0.8%

Salus European Loan Conduit DAC,
Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.704(c)	01/23/29	GBP	200	274,395

United States 4.2%

BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.740(c)	10/15/36		255	254,365
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.856(c)	11/15/37		98	98,240
FHLMC Multifamily Structured Pass-Through Certificates,
Series K111, Class X1, IO	1.572(cc)	05/25/30		399	46,426
Series K113, Class X1, IO	1.387(cc)	06/25/30		1,155	119,800
Series KG03, Class X1, IO	1.381(cc)	06/25/30		1,290	130,334
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40		250	231,687
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36		300	287,044
One New York Plaza Trust,
Series 2020-01NYP, Class C, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.290(c)	01/15/26		100	100,381
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.840(c)	01/15/26		100	100,501
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class C, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.490(c)	05/15/31		100	100,031

					1,468,809

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,148,907)					2,171,853

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS 31.1%

Australia 0.4%

Transurban Finance Co. Pty Ltd., Sr. Sec’d. Notes, EMTN	2.000%	08/28/25	EUR	100	$122,989

Belgium 0.2%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.900	02/01/46		60	76,525

Brazil 0.4%

Petrobras Global Finance BV, Gtd. Notes	6.625	01/16/34	GBP	100	153,753

Bulgaria 0.3%

Bulgarian Energy Holding EAD, Sr. Unsec’d. Notes	2.450	07/22/28	EUR	100	114,870

China 0.3%

Aircraft Finance Co. Ltd., Sr. Sec’d. Notes, Series B	4.100	03/29/26		92	94,139

France 2.3%

Altice France SA,
Sr. Sec’d. Notes	3.375	01/15/28	EUR	100	110,890
Sr. Sec’d. Notes, 144A	2.500	01/15/25	EUR	100	113,288
Sr. Sec’d. Notes, 144A	3.375	01/15/28	EUR	100	110,890
Iliad Holding SAS,
Sr. Sec’d. Notes, 144A	5.125	10/15/26	EUR	100	118,938
La Poste SA,
Sr. Unsec’d. Notes, EMTN	1.375	04/21/32	EUR	100	122,998
SNCF Reseau,
Sr. Unsec’d. Notes, Series MPLE	4.700	06/01/35	CAD	100	96,161
Verallia SA,
Gtd. Notes	1.625	05/14/28	EUR	100	118,201

					791,366

Germany 3.1%

Allianz SE,
Jr. Sub. Notes	3.375(ff)	09/18/24(oo)	EUR	200	248,536
Techem Verwaltungsgesellschaft 674 mbH,
Sr. Sec’d. Notes	6.000	07/30/26	EUR	88	104,297

See Notes to Financial Statements.

PGIM International Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Germany (cont’d.)

thyssenkrupp AG, Sr. Unsec’d. Notes	1.375%	03/03/22	EUR	150	$173,566
TK Elevator Holdco GmbH,
Sr. Unsec’d. Notes, 144A	6.625	07/15/28	EUR	90	108,915
TK Elevator Midco GmbH,
Sr. Sec’d. Notes, 144A	4.375	07/15/27	EUR	100	118,977
Volkswagen International Finance NV,
Gtd. Notes	2.700(ff)	12/14/22(oo)	EUR	100	118,399
Gtd. Notes	4.625(ff)	03/24/26(oo)	EUR	150	194,194

					1,066,884

Hong Kong 0.8%

HKT Capital No. 3 Ltd.,
Gtd. Notes	1.650	04/10/27	EUR	100	120,295
Sun Hung Kai Properties Capital Market Ltd.,
Gtd. Notes, EMTN	3.200	08/14/27	CNH	1,000	153,601

					273,896

Hungary 0.4%

MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes	1.375	06/24/25	EUR	100	120,414

Iceland 0.3%

Landsvirkjun,
Gov’t. Gtd. Notes, EMTN	0.000(cc)	07/24/26	EUR	100	114,237

India 0.4%

NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	100	122,650

Indonesia 0.3%

Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	100	112,396

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Italy 1.1%

Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500%(ff)	10/27/47	EUR	100	$139,876
Nexi SpA,
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	200	228,618

					368,494

Kazakhstan 0.5%

Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250	12/05/23	CHF	50	57,526
Gtd. Notes	3.638	06/20/22	CHF	100	111,485

					169,011

Luxembourg 1.3%

ARD Finance SA,
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	118,855
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	118,855
Matterhorn Telecom SA, Sr. Sec’d. Notes	3.125	09/15/26	EUR	200	228,876

					466,586

Mexico 1.3%

Petroleos Mexicanos,
Gtd. Notes	3.625	11/24/25	EUR	200	233,498
Gtd. Notes, EMTN	4.875	02/21/28	EUR	200	232,669

					466,167

Netherlands 2.0%

Cooperatieve Rabobank UA, Sr. Unsec’d. Notes, GMTN	3.500	12/14/26	AUD	100	76,646
OCI NV, Sr. Sec’d. Notes	3.625	10/15/25	EUR	150	178,860
United Group BV, Sr. Sec’d. Notes, 144A	3.125	02/15/26	EUR	200	222,530
Ziggo Bond Co. BV, Gtd. Notes, 144A	3.375	02/28/30	EUR	200	227,732

					705,768

See Notes to Financial Statements.

PGIM International Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Peru 0.3%

Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates	1.963%(s)	06/02/25		119	$112,963

Poland 0.9%

Bank Gospodarstwa Krajowego, Gov’t. Gtd. Notes	1.625	04/30/28	EUR	250	309,830

Russia 1.5%

Gazprom PJSC Via Gaz Capital SA, Sr. Unsec’d. Notes	2.500	03/21/26	EUR	200	241,427
Russian Railways Via RZD Capital PLC,
Sr. Unsec’d. Notes	0.898	10/03/25	CHF	100	109,140
Sr. Unsec’d. Notes	7.487	03/25/31	GBP	100	181,623

					532,190

Spain 1.2%

Amadeus IT Group SA, Sr. Unsec’d. Notes, EMTN	1.875	09/24/28	EUR	200	244,733
Cellnex Finance Co. SA, Gtd. Notes, EMTN	2.000	02/15/33	EUR	100	110,299
Codere Finance 2 Luxembourg SA, Sr. Sec’d. Notes, 144A	10.750	09/30/23(d)	EUR	35	43,990

					399,022

Supranational Bank 0.4%

European Bank for Reconstruction & Development, Sr. Unsec’d. Notes, GMTN	6.450	12/13/22	IDR	408,000	29,403
European Investment Bank, Sr. Unsec’d. Notes, 144A, EMTN	5.400	01/05/45	CAD	100	113,280

					142,683

United Arab Emirates 1.0%

Abu Dhabi National Energy Co. PJSC, Sr. Unsec’d. Notes, GMTN	2.750	05/02/24	EUR	100	122,721
DP World PLC, Sr. Unsec’d. Notes	4.250	09/25/30	GBP	100	152,481
Emirates NBD Bank PJSC, Sr. Unsec’d. Notes, MTN	4.750	02/09/28	AUD	100	81,898

					357,100

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United Kingdom 4.8%

Barclays PLC, Sub. Notes, EMTN	2.000%(ff)	02/07/28	EUR	100	$117,838
Bellis Acquisition Co. PLC, Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	200	262,163
Bellis Finco PLC, Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	100	129,039
Co-operative Group Ltd., Sr. Unsec’d. Notes	5.125	05/17/24	GBP	100	143,597
eG Global Finance PLC,
Sr. Sec’d. Notes	6.250	10/30/25	EUR	100	117,307
Sr. Sec’d. Notes, 144A	6.250	10/30/25	EUR	100	117,307
HSBC Holdings PLC, Sr. Unsec’d. Notes, EMTN	3.350(ff)	02/16/24	AUD	200	154,659
InterContinental Hotels Group PLC, Gtd. Notes, EMTN	1.625	10/08/24	EUR	200	239,119
Pinewood Finance Co. Ltd., Sr. Sec’d. Notes, 144A	3.250	09/30/25	GBP	100	137,155
Tesco PLC, Sr. Unsec’d. Notes, EMTN	5.000	03/24/23	GBP	80	115,227
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes	5.000	04/15/27	GBP	100	141,303

					1,674,714

United States 5.6%

American International Group, Inc., Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	123,017
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Sr. Sec’d. Notes	2.125	08/15/26	EUR	150	171,113
Avantor Funding, Inc., Sr. Sec’d. Notes	2.625	11/01/25	EUR	150	177,301
Banff Merger Sub, Inc., Sr. Unsec’d. Notes	8.375	09/01/26	EUR	100	120,343
Broadcom, Inc., Gtd. Notes, 144A	3.500	02/15/41		30	29,925
Citigroup, Inc., Sr. Unsec’d. Notes, GMTN	2.210	08/23/22	HKD	1,000	129,743
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	1.500	05/21/27	EUR	100	121,194
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, EMTN	0.000(cc)	08/12/25	EUR	100	114,448

See Notes to Financial Statements.

PGIM International Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

JPMorgan Chase Bank, NA, Sr. Unsec’d. Notes	4.762%(s)	03/17/48	ITL(jj	)	100,000	$15,634
Morgan Guaranty Trust Co., Sr. Unsec’d. Notes	1.388(s)	01/21/27	ITL(jj	)	50,000	27,995
Morgan Stanley, Sr. Unsec’d. Notes	1.102(ff)	04/29/33	EUR		100	115,244
Mozart Debt Merger Sub, Inc., Sr. Sec’d. Notes, 144A	3.875	04/01/29			25	24,880
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.375	04/24/30	GBP		150	211,341
Spectrum Brands, Inc., Gtd. Notes	4.000	10/01/26	EUR		100	117,634
Stryker Corp., Sr. Unsec’d. Notes	2.625	11/30/30	EUR		100	133,650
VEREIT Operating Partnership LP,
Gtd. Notes	2.200	06/15/28			5	5,016
Gtd. Notes	2.850	12/15/32			5	5,178
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.250	04/08/30	EUR		100	120,096
Vistra Corp., Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)			50	52,485
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	2.425	12/13/26	EUR		100	125,759

						1,941,996

TOTAL CORPORATE BONDS (cost $10,522,143)						10,810,643

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.6%

Bermuda 0.5%

Bellemeade Re Ltd.,
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689(c)	04/25/28			45	44,548
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	1.799(c)	03/25/31			150	150,366

						194,914

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Ireland 0.3%

Retiro Mortgage Securities DAC,
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	1.453	%(c)	07/30/75	EUR	89	$101,889

United States 0.8%

FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	4.049(c)		11/25/50		10	10,481
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	2.649(c)		11/25/50		60	60,678
Legacy Mortgage Asset Trust, Series 2020-GS01, Class A1, 144A	2.882		10/25/59		83	83,190
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.903(c)		12/25/22		114	114,899

						269,248

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $566,704)						566,051

SOVEREIGN BONDS 51.9%

Brazil 1.5%

Brazil Loan Trust 1, Gov’t. Gtd. Notes	5.477		07/24/23		46	47,659
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333		02/15/28		455	482,647

						530,306

Bulgaria 0.5%

Bulgaria Government International Bond, Sr. Unsec’d. Notes, GMTN	3.125		03/26/35	EUR	115	164,916

Canada 0.7%

City of Toronto, Sr. Unsec’d. Notes	3.500		06/02/36	CAD	100	88,062

See Notes to Financial Statements.

PGIM International Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Canada (cont’d.)

Province of Nova Scotia, Unsec’d. Notes	3.450%	06/01/45	CAD	100	$89,333
Province of Saskatchewan, Unsec’d. Notes	2.750	12/02/46	CAD	100	79,611

					257,006

China 3.6%

China Government Bond, Sr. Unsec’d. Notes	3.900	07/04/36	CNH	1,000	169,742
China Government International Bond, Sr. Unsec’d. Notes	0.250	11/25/30	EUR	100	112,818
Export-Import Bank of China (The), Sr. Unsec’d. Notes	4.400	05/14/24	CNH	6,000	969,922

					1,252,482

Colombia 2.2%

Colombia Government International Bond, Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	600	761,388

Croatia 0.8%

Croatia Government International Bond, Sr. Unsec’d. Notes	2.700	06/15/28	EUR	200	262,698

Cyprus 2.3%

Cyprus Government International Bond, Notes, EMTN	1.500	04/16/27	EUR	200	248,025
Sr. Unsec’d. Notes, EMTN	2.375	09/25/28	EUR	200	264,852
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	200	285,333

					798,210

France 0.3%

Caisse Francaise de Financement Local, Covered Bonds, EMTN	4.680	03/09/29	CAD	100	93,533

Greece 4.8%

Hellenic Republic Government Bond,
Bonds	4.200	01/30/42	EUR	100	171,270
Bonds	4.300	02/24/24	EUR	75	94,375
Bonds	4.300	02/24/25	EUR	85	110,358

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Greece (cont’d.)

Hellenic Republic Government Bond, (cont’d.)
Bonds	4.300%	02/24/26	EUR	85	$112,542
Bonds	4.300	02/24/27	EUR	195	265,114
Bonds	4.300	02/24/28	EUR	177	246,010
Bonds	4.300	02/24/29	EUR	50	70,096
Bonds	4.300	02/24/30	EUR	200	283,394
Bonds	4.300	02/24/31	EUR	140	200,312
Bonds	4.300	02/24/42	EUR	5	8,356
Hellenic Republic Government International Bond, Sr. Unsec’d. Notes	5.200	07/17/34	EUR	60	98,180

					1,660,007

Hungary 0.4%

Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750	06/05/35	EUR	100	120,125
Sr. Unsec’d. Notes	4.300	12/19/21	CNH	200	31,257

					151,382

Indonesia 3.7%

Indonesia Government International Bond,
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	100	115,456
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	100	115,651
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	300	357,204
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	200	239,797
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	140	169,310
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	200	269,348

					1,266,766

Israel 0.7%

Israel Government International Bond, Sr. Unsec’d. Notes, EMTN	1.500	01/16/29	EUR	200	250,964

Italy 8.1%

Italy Buoni Poliennali Del Tesoro, Bonds, 144A	2.800	03/01/67	EUR	150	202,491
Sr. Unsec’d. Notes, 144A	1.450	03/01/36	EUR	145	167,907
Sr. Unsec’d. Notes, 144A	3.350	03/01/35	EUR	340	485,780
Region of Lazio, Sr. Unsec’d. Notes	3.088	03/31/43	EUR	89	117,641

See Notes to Financial Statements.

PGIM International Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Italy (cont’d.)

Repubic of Italy Government International Bond Coupon Strips, Sr. Unsec’d. Notes	1.737%(s)	02/20/31	EUR	35	$35,885
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes	2.875	10/17/29		200	204,317
Sr. Unsec’d. Notes, EMTN	5.345	01/27/48	EUR	50	95,252
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	205	351,909
Sr. Unsec’d. Notes, MTN	5.125	07/31/24	EUR	875	1,145,969

					2,807,151

Kazakhstan 0.4%

Kazakhstan Government International Bond, Sr. Unsec’d. Notes, EMTN	2.375	11/09/28	EUR	115	147,248

Mexico 2.0%

Mexico Government International Bond,
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	100	117,476
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	300	360,672
Sr. Unsec’d. Notes, GMTN	1.625	03/06/24	EUR	185	221,301

					699,449

New Zealand 0.2%

New Zealand Local Government Funding Agency Bond, Local Gov’t. Gtd. Notes	2.000	04/15/37	NZD	100	59,597

Peru 1.6%

Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	100	127,607
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	300	410,533
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	100	25,347

					563,487

Philippines 1.3%

Philippine Government International Bond,
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	300	343,145
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	100	116,900

					460,045

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Portugal 4.0%

Portugal Government International Bond, Sr. Unsec’d. Notes	4.090%	06/03/22	CNH	600	$93,898
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	515	881,656
Sr. Unsec’d. Notes, 144A	4.100	02/15/45	EUR	150	283,943
Unsec’d. Notes, 144A	1.000	04/12/52	EUR	105	112,957

					1,372,454

Romania 1.0%

Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500	02/08/30	EUR	100	118,490
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34	EUR	50	61,794
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	125,789
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	40	45,303

					351,376

Russia 0.7%
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes	2.875	12/04/25	EUR	200	252,900

Saudi Arabia 0.4%
Saudi Government International Bond, Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	125	151,152

Serbia 0.9%
Serbia International Bond, Sr. Unsec’d. Notes	3.125	05/15/27	EUR	250	313,565

Spain 7.2%
Autonomous Community of Catalonia, Sr. Unsec’d. Notes, EMTN	6.350	11/30/41	EUR	50	98,532
Instituto de Credito Oficial, Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	117,374
Spain Government Bond,
Bonds, 144A	5.150	10/31/28(k)	EUR	185	287,202
Sr. Unsec’d. Notes, 144A	0.500	04/30/30	EUR	25	29,124
Sr. Unsec’d. Notes, 144A	1.000	10/31/50(k)	EUR	310	332,239
Sr. Unsec’d. Notes, 144A	1.400	04/30/28(k)	EUR	70	87,317
Sr. Unsec’d. Notes, 144A	1.850	07/30/35(k)	EUR	325	425,534
Sr. Unsec’d. Notes, 144A	3.450	07/30/66	EUR	50	90,330

See Notes to Financial Statements.

PGIM International Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Spain (cont’d.)

Spain Government International Bond, Sr. Unsec’d. Notes, EMTN	5.250%	04/06/29	GBP	615	$1,040,443

					2,508,095

Ukraine 2.1%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	6.750	06/20/26	EUR	500	622,044
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	100	107,651

					729,695

United Kingdom 0.5%

Transport for London, Sr. Unsec’d. Notes, EMTN	3.875	07/23/42	GBP	100	178,078

TOTAL SOVEREIGN BONDS
(cost $16,879,776)					18,043,950

TOTAL LONG-TERM INVESTMENTS
(cost $31,797,860)					33,272,659

				Shares

SHORT-TERM INVESTMENTS 0.1%

AFFILIATED MUTUAL FUND 0.1%
PGIM Core Ultra Short Bond Fund (cost $30,869)(wb)				30,869	30,869

OPTIONS PURCHASED*~ 0.0%
(cost $6,300)					6,446

TOTAL SHORT-TERM INVESTMENTS
(cost $37,169)					37,315

See Notes to Financial Statements.

Description	Value

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN 95.8%
(cost $31,835,029)	$33,309,974

OPTIONS WRITTEN*~ (0.0)%
(premiums received $7,500)	(8,144)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN 95.8%
(cost $31,827,529)	33,301,830
Other assets in excess of liabilities(z) 4.2%	1,468,922

NET ASSETS 100.0%	$34,770,752

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

ITL—Italian Lira

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

See Notes to Financial Statements.

PGIM International Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2021

CDOR—Canadian Dollar Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CME—Chicago Mercantile Exchange

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

ESTR—Euro Short-Term Rate

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

HICP—Harmonised Index of Consumer Prices

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MosPRIME—Moscow Prime Offered Rate

MPLE—Maple Bonds

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

NSA—Non-Seasonally Adjusted

OAT—Obligations Assimilables du Tresor

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SORA—Singapore Overnight Rate Average

STIBOR—Stockholm Interbank Offered Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

THBFIX—Thai Baht Interest Rate Fixing

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

See Notes to Financial Statements.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(jj)	Represents original contract currency denomination, settlement to occur in Euro currency.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

2- Year Interest Rate Swap, 05/21/25	Call	Deutsche Bank AG	05/17/23	2.05%	2.05%(A)	3 Month SAIBOR(Q)	SAR 1,875	$1,483
2- Year Interest Rate Swap, 05/21/25	Put	Deutsche Bank AG	05/17/23	2.05%	3 Month SAIBOR(Q)	2.05%(A)	SAR 1,875	4,963

Total Options Purchased (cost $6,300)								$6,446

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

2- Year Interest Rate Swap, 05/19/25	Call	Deutsche Bank AG	05/17/23	1.13%	3 Month LIBOR(Q)	1.13%(S)	500	$(2,340)
2- Year Interest Rate Swap, 05/19/25	Put	Deutsche Bank AG	05/17/23	1.13%	1.13%(S)	3 Month LIBOR(Q)	500	(5,804)

Total Options Written (premiums received $7,500)								$(8,144)

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
3	10 Year Australian Treasury Bonds	Dec. 2021	$304,326	$(20,618)
1	10 Year Canadian Government Bonds	Dec. 2021	113,890	(4,744)
8	10 Year U.S. Ultra Treasury Notes	Dec. 2021	1,160,250	(13,514)
16	20 Year U.S. Treasury Bonds	Dec. 2021	2,573,500	(27,831)
3	30 Year Euro Buxl	Dec. 2021	724,743	(5,759)

See Notes to Financial Statements.

PGIM International Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2021

Futures contracts outstanding at October 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
6	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	$1,178,438	$(5,218)
6	Euro-OAT	Dec. 2021	1,137,504	(33,969)

				(111,653)

Short Positions:
39	2 Year U.S.Treasury Notes	Dec. 2021	8,550,750	33,710
3	3 Month CME SOFR	Jun. 2022	749,100	1,045
33	5 Year Euro-Bobl	Dec. 2021	5,102,676	72,256
4	5 Year U.S.Treasury Notes	Dec. 2021	487,000	276
30	10 Year Euro-Bund	Dec. 2021	5,830,402	150,404
4	10 Year U.K. Gilt	Dec. 2021	683,837	8,672
4	10 Year U.S. Treasury Notes	Dec. 2021	522,813	3,305
163	Euro Currency	Dec. 2021	23,570,819	520,736
44	Euro Schatz Index	Dec. 2021	5,694,733	17,226

				807,630

				$695,977

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Bank of America, N.A.	AUD	72	$53,793	$53,863	$70	$—
Brazilian Real,
Expiring 12/02/21	Citibank, N.A.	BRL	933	166,146	164,187	—	(1,959)
British Pound,
Expiring 11/02/21	BNP Paribas S.A.	GBP	2,892	3,988,107	3,957,885	—	(30,222)
Chilean Peso,
Expiring 12/15/21	Citibank, N.A.	CLP	28,015	34,614	34,255	—	(359)
Expiring 12/15/21	HSBC Bank PLC	CLP	27,651	35,362	33,811	—	(1,551)
Chinese Renminbi,
Expiring 11/18/21	Goldman Sachs International	CNH	296	46,153	46,103	—	(50)
Euro,
Expiring 11/02/21	Bank of America, N.A.	EUR	143	165,407	165,856	449	—
Expiring 11/02/21	JPMorgan Chase Bank, N.A.	EUR	244	283,410	282,517	—	(893)
Expiring 11/02/21	JPMorgan Chase Bank, N.A.	EUR	16	19,036	18,976	—	(60)
Expiring 11/02/21	Standard Chartered Bank	EUR	615	720,326	711,123	—	(9,203)
Expiring 12/02/21	Bank of America, N.A.	EUR	956	1,110,741	1,105,653	—	(5,088)
Expiring 12/02/21	Morgan Stanley & Co. International PLC	EUR	28	32,388	32,390	2	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/22	Goldman Sachs International	EUR	42	$48,286	$48,236	$ —	$(50)
Israeli Shekel,
Expiring 12/15/21	Bank of America, N.A.	ILS	55	17,434	17,393	—	(41)
Japanese Yen,
Expiring 11/02/21	Citibank, N.A.	JPY	44,451	390,895	390,015	—	(880)
Expiring 11/02/21	UBS AG	JPY	96,242	847,026	844,438	—	(2,588)
Mexican Peso,
Expiring 12/15/21	HSBC Bank PLC	MXN	392	18,884	18,906	22	—
New Zealand Dollar,
Expiring 01/19/22	Bank of America, N.A.	NZD	66	47,508	47,563	55	—
Norwegian Krone,
Expiring 01/19/22	Citibank, N.A.	NOK	191	22,186	22,540	354	—
Polish Zloty,
Expiring 01/19/22	Barclays Bank PLC	PLN	150	37,954	37,623	—	(331)
Russian Ruble,
Expiring 12/15/21	Citibank, N.A.	RUB	1,846	25,814	25,749	—	(65)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	282	18,537	18,329	—	(208)
Expiring 12/15/21	Citibank, N.A.	ZAR	285	18,636	18,531	—	(105)
South Korean Won,
Expiring 12/15/21	Citibank, N.A.	KRW	28,440	24,202	24,186	—	(16)
Swedish Krona,
Expiring 01/19/22	Citibank, N.A.	SEK	188	21,937	21,937	—	—

				$8,194,782	$8,142,065	952	(53,669)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	579	$426,612	$435,575	$—	$(8,963)
British Pound,
Expiring 11/02/21	Bank of America, N.A.	GBP	116	158,109	159,293	—	(1,184)
Expiring 11/02/21	BNP Paribas S.A.	GBP	2,741	3,752,926	3,750,939	1,987	—
Expiring 11/02/21	Morgan Stanley & Co. International PLC	GBP	35	47,899	47,653	246	—
Expiring 12/02/21	BNP Paribas S.A.	GBP	2,892	3,988,080	3,958,071	30,009	—

See Notes to Financial Statements.

PGIM International Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	822	$658,955	$663,967	$—	$(5,012)
Chinese Renminbi,
Expiring 11/18/21	Barclays Bank PLC	CNH	242	37,323	37,761	—	(438)
Expiring 11/18/21	HSBC Bank PLC	CNH	8,532	1,306,720	1,329,557	—	(22,837)
Expiring 11/18/21	HSBC Bank PLC	CNH	956	146,156	149,023	—	(2,867)
Colombian Peso,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	COP	53,534	14,169	14,170	—	(1)
Euro,
Expiring 11/02/21	Bank of America, N.A.	EUR	956	1,110,109	1,104,971	5,138	—
Expiring 11/02/21	Goldman Sachs International	EUR	64	74,064	73,502	562	—
Expiring 12/02/21	Citibank, N.A.	EUR	93	107,611	107,184	427	—
Hong Kong Dollar,
Expiring 11/18/21	HSBC Bank PLC	HKD	1,026	131,945	131,924	21	—
Indonesian Rupiah,
Expiring 12/15/21	Citibank, N.A.	IDR	2,724,990	186,694	190,617	—	(3,923)
Israeli Shekel,
Expiring 12/15/21	Goldman Sachs International	ILS	23	7,148	7,226	—	(78)
Japanese Yen,
Expiring 11/02/21	Citibank, N.A.	JPY	140,693	1,272,885	1,234,453	38,432	—
Expiring 12/02/21	Citibank, N.A.	JPY	44,451	390,971	390,110	861	—
Malaysian Ringgit,
Expiring 12/15/21	Barclays Bank PLC	MYR	94	22,553	22,671	—	(118)
Mexican Peso,
Expiring 12/15/21	HSBC Bank PLC	MXN	365	18,082	17,620	462	—
New Zealand Dollar,
Expiring 01/19/22	HSBC Bank PLC	NZD	178	123,292	127,169	—	(3,877)
Peruvian Nuevo Sol,
Expiring 12/15/21	Citibank, N.A.	PEN	93	22,546	23,181	—	(635)
Polish Zloty,
Expiring 01/19/22	Barclays Bank PLC	PLN	154	38,744	38,580	164	—
Singapore Dollar,
Expiring 12/15/21	Goldman Sachs International	SGD	30	22,329	22,253	76	—
South African Rand,
Expiring 12/15/21	UBS AG	ZAR	1,448	99,177	94,239	4,938	—
Swedish Krona,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	SEK	1,538	175,536	179,344	—	(3,808)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc,
Expiring 01/19/22	Barclays Bank PLC	CHF	316	$342,147	$346,003	$—	$(3,856)

				$14,682,782	$14,657,056	83,323	(57,597)

						$84,275	$(111,266)

Credit default swap agreements outstanding at October 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)		60	$(119)	$(121)	$2	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)	EUR	105	(2,614)	4,342	(6,956)	Barclays Bank PLC

					$(2,733)	$4,221	$(6,954)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)		100	0.331%	$213	$73	$140	Bank of America, N.A.
Boeing Co.	12/20/21	1.000%(Q)		50	0.331%	107	31	76	Goldman Sachs International
Devon Energy Corp.	12/20/21	1.000%(Q)		50	0.333%	107	52	55	Goldman Sachs International
DP World PLC	12/20/24	1.000%(Q)		100	0.577%	1,443	295	1,148	Barclays Bank PLC
Electricite de France S.A.	12/20/22	1.000%(Q)	EUR	60	0.148%	767	627	140	Goldman Sachs International
EQT Corp.	06/20/22	5.000%(Q)		30	1.068%	937	689	248	Credit Suisse International
General Electric Co.	06/20/22	1.000%(Q)		110	0.164%	725	493	232	Morgan Stanley & Co. International PLC
Generalitat de Cataluna	12/20/22	1.000%(Q)		110	*	804	(3,584)	4,388	Citibank, N.A.

See Notes to Financial Statements.

PGIM International Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Goldman Sachs Group, Inc.	12/20/21	1.000%(Q)	80	0.243%	$ 181	$ 88	$ 93	Barclays Bank PLC
Halliburton Co.	12/20/26	1.000%(Q)	30	0.713%	464	295	169	Goldman Sachs International
Hellenic Republic	12/20/27	1.000%(Q)	140	1.027%	(55)	566	(621)	Barclays Bank PLC
JPMorgan Chase & Co.	12/20/21	1.000%(Q)	50	0.206%	116	59	57	Barclays Bank PLC
Naturgy Energy Group S.A.	06/20/22	1.000%(Q)	EUR 200	0.192%	1,486	1,134	352	Goldman Sachs International
Republic of Chile	12/20/21	1.000%(Q)	40	0.236%	91	47	44	Citibank, N.A.
Republic of France	12/20/26	0.250%(Q)	60	0.217%	119	473	(354)	Barclays Bank PLC
Republic of Hungary	06/20/22	1.000%(Q)	450	0.125%	3,083	(353)	3,436	Citibank, N.A.
Republic of Indonesia	06/20/23	1.000%(Q)	220	0.292%	2,835	(462)	3,297	Citibank, N.A.
Republic of Ireland	06/20/27	1.000%(Q)	100	0.170%	4,728	1,417	3,311	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/23	1.000%(Q)	350	0.294%	4,497	(6,416)	10,913	Bank of America, N.A.
Republic of Kazakhstan	06/20/23	1.000%(Q)	115	0.241%	1,581	—	1,581	Citibank, N.A.
Republic of Panama	06/20/22	1.000%(Q)	100	0.295%	575	113	462	Citibank, N.A.
Republic of Panama	12/20/26	1.000%(Q)	80	0.933%	362	237	125	Citibank, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	100	0.130%	1,994	(24)	2,018	Morgan Stanley & Co. International PLC
Republic of Serbia	12/20/21	1.000%(Q)	50	0.110%	122	58	64	BNP Paribas S.A.
Republic of South Africa	12/20/23	1.000%(Q)	400	1.048%	53	(9,193)	9,246	Bank of America, N.A.
Republic of Ukraine	12/20/23	5.000%(Q)	100	3.212%	4,289	3,056	1,233	Deutsche Bank AG
Republic of Ukraine	06/20/25	5.000%(Q)	30	3.810%	1,376	(244)	1,620	Barclays Bank PLC
Republic of Ukraine	12/20/25	5.000%(Q)	85	3.952%	3,847	(1,467)	5,314	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Russian Federation	12/20/22	1.000%(Q)	50	0.260%	$486	$(30)	$516	Citibank, N.A.
Russian Federation	06/20/23	1.000%(Q)	200	0.330%	2,450	(1,257)	3,707	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	150	0.330%	1,838	(790)	2,628	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	60	0.330%	735	(371)	1,106	BNP Paribas S.A.
Russian Federation	12/20/26	1.000%(Q)	100	0.830%	970	(5,760)	6,730	Barclays Bank PLC
Simon Property Group LP	06/20/26	1.000%(Q)	80	0.578%	1,629	862	767	Goldman Sachs International
State of Illinois	12/20/22	1.000%(Q)	100	0.403%	802	(901)	1,703	Citibank, N.A.
State of Illinois	12/20/24	1.000%(Q)	100	0.700%	1,035	(3,115)	4,150	Goldman Sachs International
Teck Resources Ltd.	06/20/26	5.000%(Q)	100	1.084%	18,162	17,410	752	Barclays Bank PLC
Teva Pharmaceutical Industries Ltd.	12/20/21	1.000%(Q)	10	1.111%	10	3	7	Barclays Bank PLC
T-Mobile USA, Inc.	12/20/21	5.000%(Q)	30	0.488%	370	192	178	Barclays Bank PLC

					$65,334	$(5,697)	$71,031

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
iTraxx.X0.36.V1	12/20/26	5.000%(Q)	EUR 400	2.616%	$52,825	$54,476	$1,651

See Notes to Financial Statements.

PGIM International Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.BB.36.V1	06/20/26	5.000%(Q)	100	1.775%	$14,648	$14,270	$378	Citibank, N.A.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit

See Notes to Financial Statements.

derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreement outstanding at October 31, 2021:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreement:
IDR 2,000,000	8.22%(S)	138	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$17,925	$—	$17,925

Inflation swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
EUR	200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(2,994)	$(2,994)
EUR	200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(2,219)	(2,219)
	100	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(9,017)	(9,017)
	110	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(6,731)	(6,731)
	40	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(2,591)	(2,591)
	80	04/09/31	2.448%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(5,071)	(5,071)
	70	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(4,404)	(4,404)
	70	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(4,394)	(4,394)
	160	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(9,769)	(9,769)

					$—	$(47,190)	$(47,190)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM International Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	560	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	$ —	$ 11,239	$ 11,239
AUD	380	11/27/28	2.847%(S)	6 Month BBSW(2)(S)	(4)	20,690	20,694
AUD	350	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	27,515	16,271	(11,244)
AUD	150	05/09/32	3.140%(S)	6 Month BBSW(2)(S)	(3)	12,170	12,173
AUD	165	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(4)	12,639	12,643
BRL	6,910	01/02/24	4.920%(T)	1 Day BROIS(2)(T)	—	(147,662)	(147,662)
BRL	287	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	(5,067)	(5,067)
BRL	1,710	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(28,186)	(28,186)
BRL	657	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	12,845	12,845
BRL	724	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	20,951	20,951
BRL	305	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	12,264	12,264
BRL	98	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	5,120	5,120
BRL	1,008	01/04/27	6.490%(T)	1 Day BROIS(2)(T)	—	(35,350)	(35,350)
BRL	1,027	01/04/27	6.493%(T)	1 Day BROIS(2)(T)	—	(35,762)	(35,762)
BRL	991	01/04/27	6.820%(T)	1 Day BROIS(2)(T)	—	(34,345)	(34,345)
BRL	1,091	01/02/29	7.250%(T)	1 Day BROIS(2)(T)	—	(44,901)	(44,901)
CAD	620	04/05/22	1.445%(S)	3 Month CDOR(2)(S)	(2,515)	2,253	4,768
CAD	500	09/03/25	0.733%(S)	3 Month CDOR(2)(S)	(2)	(17,239)	(17,237)
CAD	200	12/03/28	2.600%(S)	3 Month CDOR(2)(S)	1,408	7,417	6,009
CAD	320	05/30/37	2.240%(S)	3 Month CDOR(2)(S)	(13,839)	(1,749)	12,090
CAD	50	01/09/38	2.720%(S)	3 Month CDOR(2)(S)	(1)	2,320	2,321
CAD	160	12/03/40	2.800%(S)	3 Month CDOR(1)(S)	(26,736)	(9,419)	17,317
CAD	150	05/30/47	2.240%(S)	3 Month CDOR(2)(S)	(7,322)	(2,722)	4,600
CHF	140	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	—	2,019	2,019
CHF	80	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	2,738	4,154	1,416
CLP	47,300	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	(8,537)	(8,537)
CLP	91,000	11/22/29	3.203%(S)	1 Day CLOIS(2)(S)	—	(17,291)	(17,291)
CLP	100,000	02/10/30	3.010%(S)	1 Day CLOIS(2)(S)	—	(21,087)	(21,087)
CLP	164,000	11/17/30	2.420%(S)	1 Day CLOIS(2)(S)	—	(44,745)	(44,745)
CNH	800	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(4)	1,774	1,778
CNH	800	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	1,518	1,519
CNH	1,400	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	2,522	2,522
CNH	2,440	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	2	4,287	4,285
CNH	2,300	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(3)	3,956	3,959
CNH	2,600	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	4,202	4,203

See Notes to Financial Statements.

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	1,780	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$ (6)	$ 5,486	$ 5,492
CNH	2,500	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	1,238	1,238
CNH	3,900	03/06/25	2.425%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(9)	(2,022)	(2,013)
CNH	6,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2)	(4,147)	(4,145)
CNH	2,880	06/01/25	1.973%(Q)	7 Day China Fixing Repo Rates(2)(Q)	2	(9,118)	(9,120)
CNH	5,039	08/06/25	2.555%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(7)	15	22
CNH	11,480	11/02/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)	26	1,657	1,631
CNH	1,270	04/12/26	2.810%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(5)	1,691	1,696
COP	690,000	04/20/26	4.190%(Q)	1 Day COOIS(2)(Q)	—	(13,227)	(13,227)
COP	907,840	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	8,048	(1,321)	(9,369)
CZK	3,300	06/29/27	1.175%(A)	6 Month PRIBOR(2)(S)	(5,546)	(14,562)	(9,016)
EUR	620	05/11/22	(0.250)%(A)	1 Day ESTR(2)(A)	(953)	2,295	3,248
EUR	225	04/27/30	(0.016)%(A)	6 Month EURIBOR(2)(S)	—	(5,093)	(5,093)
EUR	171	08/15/30	(0.191)%(A)	1 Day ESTR(2)(A)	(81)	(3,740)	(3,659)
EUR	130	05/11/31	0.750%(A)	1 Day ESTR(1)(A)	888	(11,037)	(11,925)
EUR	1,335	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	(72,175)	86,542	158,717
EUR	60	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	1,589	21,597	20,008
GBP	50	05/08/29	1.100%(A)	1 Day SONIA(2)(A)	2,237	645	(1,592)
GBP	190	05/08/31	1.150%(A)	1 Day SONIA(2)(A)	9,557	5,458	(4,099)
GBP	100	09/30/40	0.262%(A)	1 Day SONIA(2)(A)	(4,066)	(15,099)	(11,033)
GBP	525	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	125,600	68,015	(57,585)
GBP	80	09/03/50	0.328%(A)	1 Day SONIA(2)(A)	(1)	(13,018)	(13,017)
HUF	95,000	01/12/27	4.150%(A)	6 Month BUBOR(2)(S)	—	5,534	5,534
HUF	99,345	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	(2,153)	(2,153)
HUF	26,000	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	(11,564)	(11,564)
HUF	57,000	09/03/30	1.705%(A)	6 Month BUBOR(2)(S)	—	(28,636)	(28,636)

See Notes to Financial Statements.

PGIM International Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	301,250	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	$ (3,419)	$ 9,465	$ 12,884
JPY	46,500	07/04/28	0.282%(S)	6 Month JPY LIBOR(2)(S)	2,907	6,101	3,194
JPY	100,000	11/12/28	0.011%(S)	6 Month JPY LIBOR(2)(S)	—	(4,116)	(4,116)
JPY	57,765	12/03/28	0.200%(S)	6 Month JPY LIBOR(2)(S)	3,819	4,757	938
JPY	70,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	—	36,276	36,276
JPY	95,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	53,751	53,751
JPY	35,000	02/06/40	0.223%(S)	6 Month JPY LIBOR(2)(S)	—	(6,338)	(6,338)
JPY	45,000	12/22/41	0.731%(S)	6 Month JPY LIBOR(2)(S)	—	28,504	28,504
JPY	90,000	11/24/47	0.888%(S)	6 Month JPY LIBOR(2)(S)	51,581	85,317	33,736
KRW	75,700	04/17/29	1.740%(Q)	3 Month KWCDC(2)(Q)	—	(2,114)	(2,114)
KRW	184,000	04/27/30	1.065%(Q)	3 Month KWCDC(2)(Q)	—	(14,311)	(14,311)
MXN	6,545	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(13)	(17,527)	(17,514)
MXN	2,080	06/11/27	7.210%(M)	28 Day Mexican Interbank Rate(2)(M)	162	(1,496)	(1,658)
MXN	4,020	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	733	7,810	7,077
NOK	1,500	12/11/28	2.177%(A)	6 Month NIBOR(2)(S)	—	6,263	6,263
NOK	500	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)	668	1,508	840
NOK	3,360	01/19/31	1.346%(A)	6 Month NIBOR(2)(S)	—	(16,311)	(16,311)
NZD	470	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	—	16,472	16,472
NZD	70	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	1,390	1,486	96
NZD	90	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	(3,882)	(3,882)
NZD	80	11/05/29	1.393%(S)	3 Month BBR(2)(Q)	—	(5,127)	(5,127)
NZD	220	03/01/31	2.098%(S)	3 Month BBR(2)(Q)	2,339	(7,797)	(10,136)

See Notes to Financial Statements.

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	1,120	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	$—	$1,917	$1,917
PLN	935	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	6,391	6,391
PLN	500	04/11/24	2.020%(A)	6 Month WIBOR(2)(S)	—	49	49
PLN	1,300	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	(4,292)	(4,292)
PLN	1,000	01/10/27	3.030%(A)	6 Month WIBOR(2)(S)	—	10,379	10,379
PLN	515	04/27/31	1.788%(A)	6 Month WIBOR(2)(S)	—	(9,349)	(9,349)
SEK	2,500	12/30/26	1.106%(A)	3 Month STIBOR(2)(Q)	—	7,316	7,316
SEK	300	07/11/28	1.141%(A)	3 Month STIBOR(2)(Q)	378	695	317
SEK	990	11/28/28	1.188%(A)	3 Month STIBOR(2)(Q)	—	3,463	3,463
SEK	1,000	06/20/29	0.550%(A)	3 Month STIBOR(2)(Q)	—	(3,166)	(3,166)
SEK	1,500	01/24/30	0.605%(A)	3 Month STIBOR(2)(Q)	—	(4,258)	(4,258)
SGD	250	07/29/31	1.120%(S)	1 Day SORA(2)(S)	—	(12,161)	(12,161)
THB	4,200	07/03/30	1.028%(S)	6 Month THBFIX(2)(S)	—	(6,795)	(6,795)
	1,155	03/10/22	0.330%(A)	1 Day USOIS(1)(A)	—	(2,949)	(2,949)
	1,160	05/29/22	0.014%(A)	1 Day USOIS(1)(A)	—	975	975
	680	11/09/22	0.050%(A)	1 Day USOIS(1)(A)	—	1,301	1,301
	4,000	11/09/22	0.061%(A)	1 Day SOFR(1)(A)	—	4,162	4,162
	2,220	10/30/23	0.072%(A)	1 Day USOIS(1)(A)	—	20,752	20,752
	3,165	11/02/23	0.070%(A)	1 Day USOIS(1)(A)	—	30,105	30,105
	2,754	11/06/23	0.063%(A)	1 Day USOIS(1)(A)	—	27,063	27,063
	1,950	11/09/23	0.064%(A)	1 Day USOIS(1)(A)	—	19,276	19,276
	247	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(740)	(740)
ZAR	3,500	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	6	11,183	11,177
ZAR	11,910	09/15/30	6.940%(Q)	3 Month JIBAR(2)(Q)	(125)	(36,008)	(35,883)
ZAR	830	10/07/31	7.670%(Q)	3 Month JIBAR(2)(Q)	(6)	(675)	(669)

					$106,744	$15,310	$(91,434)

See Notes to Financial Statements.

PGIM International Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CLP	85,000	11/15/27	4.130%(S)	1 Day CLOIS(2)(S)	$(5,703)	$—	$ (5,703)	Morgan Stanley & Co. International PLC
CLP	55,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	(3,759)	—	(3,759)	Morgan Stanley & Co. International PLC
CLP	19,100	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	(1,329)	—	(1,329)	Morgan Stanley & Co. International PLC
CLP	33,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	(2,425)	—	(2,425)	Morgan Stanley & Co. International PLC
CLP	23,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	(1,475)	—	(1,475)	Citibank, N.A.
CNH	500	04/02/26	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	1,697	(1)	1,698	Citibank, N.A.
COP	123,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	(337)	—	(337)	Morgan Stanley & Co. International PLC
COP	336,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	(1,080)	—	(1,080)	Morgan Stanley & Co. International PLC
COP	263,000	02/01/28	6.020%(Q)	1 Day COOIS(2)(Q)	(100)	—	(100)	Morgan Stanley & Co. International PLC
COP	118,000	07/12/29	5.165%(Q)	1 Day COOIS(2)(Q)	(2,325)	—	(2,325)	Morgan Stanley & Co. International PLC
ILS	200	09/07/27	0.488%(A)	3 Month TELBOR(2)(Q)	(2,332)	—	(2,332)	Morgan Stanley & Co. International PLC
ILS	390	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	7,248	—	7,248	JPMorgan Chase Bank, N.A.
ILS	115	02/07/29	1.965%(A)	3 Month TELBOR(2)(Q)	2,264	—	2,264	JPMorgan Chase Bank, N.A.
ILS	450	04/24/30	0.710%(A)	3 Month TELBOR(2)(Q)	(6,912)	(4)	(6,908)	Goldman Sachs International
ILS	800	05/07/30	0.810%(A)	3 Month TELBOR(2)(Q)	(10,343)	—	(10,343)	Goldman Sachs International
KRW	850,000	01/06/27	1.800%(Q)	3 Month KWCDC(2)(Q)	(14,380)	(10)	(14,370)	Citibank, N.A.
MYR	1,000	11/27/23	3.900%(Q)	3 Month KLIBOR(2)(Q)	7,096	(2)	7,098	Citibank, N.A.

See Notes to Financial Statements.

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
MYR	200	11/19/29	3.245%(Q)	3 Month KLIBOR(2)(Q)	$(194)	$—	$(194)	Morgan Stanley & Co. International PLC
MYR	200	02/04/30	3.060%(Q)	3 Month KLIBOR(2)(Q)	(937)	—	(937)	Morgan Stanley & Co. International PLC
RUB	19,000	01/12/26	6.360%(A)	3 Month MosPRIME(2)(Q)	(14,713)	—	(14,713)	Morgan Stanley & Co. International PLC
RUB	20,000	02/27/26	6.680%(A)	3 Month MosPRIME(2)(Q)	(12,765)	—	(12,765)	Morgan Stanley & Co. International PLC
THB	5,000	05/07/25	0.795%(S)	6 Month THBFIX(2)(S)	(1,593)	1	(1,594)	HSBC Bank PLC
THB	3,500	02/14/29	2.180%(S)	6 Month THBFIX(2)(S)	4,557	—	4,557	Citibank, N.A.
ZAR	3,300	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(12,265)	(24)	(12,241)	Citibank, N.A.
ZAR	3,100	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	16,758	20	16,738	Citibank, N.A.

					$(55,347)	$(20)	$(55,327)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$46,903	$(34,129)	$129,914	$(102,861)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$—	$1,046,553
J.P. Morgan Securities LLC	870,000	—

Total	$870,000	$1,046,553

See Notes to Financial Statements.

PGIM International Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$1,244,709	$—
United States	—	435,453	—
Commercial Mortgage-Backed Securities
Canada	—	18,881	—
Ireland	—	409,768	—
United Kingdom	—	274,395	—
United States	—	1,468,809	—
Corporate Bonds
Australia	—	122,989	—
Belgium	—	76,525	—
Brazil	—	153,753	—
Bulgaria	—	114,870	—
China	—	94,139	—
France	—	791,366	—
Germany	—	1,066,884	—
Hong Kong	—	273,896	—
Hungary	—	120,414	—
Iceland	—	114,237	—
India	—	122,650	—
Indonesia	—	112,396	—
Italy	—	368,494	—
Kazakhstan	—	169,011	—
Luxembourg	—	466,586	—
Mexico	—	466,167	—
Netherlands	—	705,768	—
Peru	—	112,963	—
Poland	—	309,830	—
Russia	—	532,190	—
Spain	—	399,022	—
Supranational Bank	—	142,683	—
United Arab Emirates	—	357,100	—
United Kingdom	—	1,674,714	—
United States	—	1,941,996	—
Residential Mortgage-Backed Securities
Bermuda	—	194,914	—
Ireland	—	101,889	—
United States	—	269,248	—
Sovereign Bonds
Brazil	—	530,306	—
Bulgaria	—	164,916	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Canada	$—	$257,006	$—
China	—	1,252,482	—
Colombia	—	761,388	—
Croatia	—	262,698	—
Cyprus	—	798,210	—
France	—	93,533	—
Greece	—	1,660,007	—
Hungary	—	151,382	—
Indonesia	—	1,266,766	—
Israel	—	250,964	—
Italy	—	2,807,151	—
Kazakhstan	—	147,248	—
Mexico	—	699,449	—
New Zealand	—	59,597	—
Peru	—	563,487	—
Philippines	—	460,045	—
Portugal	—	1,372,454	—
Romania	—	351,376	—
Russia	—	252,900	—
Saudi Arabia	—	151,152	—
Serbia	—	313,565	—
Spain	—	2,508,095	—
Ukraine	—	729,695	—
United Kingdom	—	178,078	—
Short-Term Investments
Affiliated Mutual Fund	30,869	—	—
Options Purchased	—	6,446	—

Total	$30,869	$33,279,105	$—

Liabilities
Options Written	$—	$(8,144)	$—

Other Financial Instruments*
Assets
Futures Contracts	$807,630	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	84,275	—
Centrally Cleared Credit Default Swap Agreement	—	1,651	—
OTC Credit Default Swap Agreements	—	80,037	—
OTC Currency Swap Agreement	—	17,925	—
Centrally Cleared Interest Rate Swap Agreements	—	718,995	—
OTC Interest Rate Swap Agreements	—	39,620	—

Total	$807,630	$942,503	$—

Liabilities
Futures Contracts	$(111,653)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(111,266)	—
OTC Credit Default Swap Agreements	—	(2,788)	—
Centrally Cleared Inflation Swap Agreements	—	(47,190)	—
Centrally Cleared Interest Rate Swap Agreements	—	(810,429)	—
OTC Interest Rate Swap Agreements	—	(94,967)	—

Total	$(111,653)	$(1,066,640)	$—

See Notes to Financial Statements.

PGIM International Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2021

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Sovereign Bonds	51.9%
Commercial Mortgage-Backed Securities	6.3
Banks	3.6
Collateralized Loan Obligations	3.6
Telecommunications	2.7
Commercial Services	2.5
Oil & Gas	2.4
Transportation	2.0
Foods	1.9
Electric	1.9
Residential Mortgage-Backed Securities	1.6
Insurance	1.5
Packaging & Containers	1.4
Healthcare-Products	1.4
Media	1.1
Auto Manufacturers	0.9
Lodging	0.7
Machinery-Diversified	0.7
Retail	0.6
Internet	0.6
Real Estate Investment Trusts (REITs)	0.6
Diversified Financial Services	0.6
Consumer Loans	0.6
Entertainment	0.6

Chemicals	0.5%
Iron/Steel	0.5
Real Estate	0.4
Other	0.4
Multi-National	0.4
Software	0.4
Computers	0.3
Household Products/Wares	0.3
Engineering & Construction	0.3
Student Loan	0.2
Beverages	0.2
Affiliated Mutual Fund	0.1
Semiconductors	0.1
Options Purchased	0.0	*

	95.8
Options Written	(0.0	)*
Other assets in excess of liabilities	4.2

	100.0%

*     Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$1,651	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	46,882		Premiums received for OTC swap agreements	34,088
Credit contracts	Unrealized appreciation on OTC swap agreements	72,386		Unrealized depreciation on OTC swap agreements	7,931
Foreign exchange contracts	Due from/to broker-variation margin futures	520,736	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	84,275		Unrealized depreciation on OTC forward foreign currency exchange contracts	111,266
Interest rate contracts	Due from/to broker-variation margin futures	286,894	*	Due from/to broker-variation margin futures	111,653	*
Interest rate contracts	Due from/to broker-variation margin swaps	718,995	*	Due from/to broker-variation margin swaps	857,619	*
Interest rate contracts	Premiums paid for OTC swap agreements	21		Premiums received for OTC swap agreements	41
Interest rate contracts	Unaffiliated investments	6,446		Options written outstanding, at value	8,144
Interest rate contracts	Unrealized appreciation on OTC swap agreements	57,528		Unrealized depreciation on OTC swap agreements	94,930

		$1,795,814			$1,225,672

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM International Bond Fund    49

Schedule of Investments  (continued)

as of October 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(3,760)	$4,302	$—	$—	$255,178
Foreign exchange contracts	934	6,416	60,643	(646,855)	—
Interest rate contracts	—	—	(684,418)	—	457,831

Total	$(2,826)	$10,718	$(623,775)	$(646,855)	$713,009

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$140,095
Foreign exchange contracts	38	(835)	308,671	13,359	—
Interest rate contracts	146	(644)	505,423	—	(1,899,180)

Total	$184	$(1,479)	$814,094	$13,359	$(1,759,085)

(2)    Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)

$2,938	$596,563	$9,679,177	$61,337,230	$8,102,276

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)

$18,292,515	$6,127	$56,442,284	$3,551,257

Credit Default Swap Agreements—	Currency Swap	Inflation Swap
Sell Protection(2)	Agreements(2)	Agreements(2)

$9,403,400	$138,169	$871,816

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$26,084	$(21,922)	$4,162	$—	$4,162
Barclays Bank PLC	39,493	(20,474)	19,019	—	19,019
BNP Paribas S.A.	33,224	(30,593)	2,631	—	2,631
Citibank, N.A.	118,707	(41,395)	77,312	—	77,312
Credit Suisse International	937	—	937	—	937
Deutsche Bank AG	10,735	(8,144)	2,591	—	2,591

See Notes to Financial Statements.

PGIM International Bond Fund    51

Schedule of Investments  (continued)

as of October 31, 2021

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Goldman Sachs International	$9,348	$(20,548)	$(11,200)	$—	$(11,200)
HSBC Bank PLC	506	(32,726)	(32,220)	—	(32,220)
JPMorgan Chase Bank, N.A.	9,512	(5,966)	3,546	—	3,546
Morgan Stanley & Co. International PLC	14,054	(62,841)	(48,787)	—	(48,787)
Standard Chartered Bank	—	(9,203)	(9,203)	—	(9,203)
UBS AG	4,938	(2,588)	2,350	—	2,350

	$267,538	$(256,400)	$11,138	$—	$11,138

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value:
Unaffiliated investments (cost $31,804,160)	$33,279,105
Affiliated investments (cost $30,869)	30,869

Cash	677
Foreign currency, at value (cost $37,505)	37,346
Deposit with broker for centrally cleared/exchange-traded derivatives	870,000
Dividends and interest receivable	388,027
Due from broker—variation margin futures	315,359
Unrealized appreciation on OTC swap agreements	129,914
Unrealized appreciation on OTC forward foreign currency exchange contracts	84,275
Premiums paid for OTC swap agreements	46,903
Receivable for Fund shares sold	15,197
Prepaid expenses	1,756

Total Assets	35,199,428

Liabilities

Unrealized depreciation on OTC forward foreign currency exchange contracts	111,266
Unrealized depreciation on OTC swap agreements	102,861
Accrued expenses and other liabilities	55,920
Audit fee payable	50,501
Payable for Fund shares purchased	39,728
Premiums received for OTC swap agreements	34,129
Due to broker—variation margin swaps	19,990
Options written outstanding, at value (premiums received $7,500)	8,144
Management fee payable	5,035
Trustees’ fees payable	803
Distribution fee payable	149
Affiliated transfer agent fee payable	134
Dividends payable	16

Total Liabilities	428,676

Net Assets	$34,770,752

Net assets were comprised of:
Shares of beneficial interest, at par	$3,601
Paid-in capital in excess of par	34,487,431
Total distributable earnings (loss)	279,720

Net assets, October 31, 2021	$34,770,752

See Notes to Financial Statements.

PGIM International Bond Fund    53

Statement of Assets and Liabilities

as of October 31, 2021

Class A

Net asset value and redemption price per share, ($275,313 ÷ 28,520 shares of beneficial interest issued and outstanding)	$9.65

Maximum sales charge (3.25% of offering price)	0.32

Maximum offering price to public	$9.97

Class C

Net asset value, offering price and redemption price per share, ($95,432 ÷ 9,892 shares of beneficial interest issued and outstanding)	$9.65

Class Z

Net asset value, offering price and redemption price per share, ($2,537,117 ÷ 262,817 shares of beneficial interest issued and outstanding)	$9.65

Class R6

Net asset value, offering price and redemption price per share, ($31,862,890 ÷ 3,300,107 shares of beneficial interest issued and outstanding)	$9.66

See Notes to Financial Statements.

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Interest income (net of $143 foreign withholding tax)	$898,446
Affiliated dividend income	987

Total income	899,433

Expenses
Management fee	199,036
Distribution fee(a)	3,494
Custodian and accounting fees	77,141
Audit fee	52,305
Registration fees(a)	30,589
Legal fees and expenses	20,450
Shareholders’ reports	13,137
Transfer agent’s fees and expenses (including affiliated expense of $794)(a)	12,033
Trustees’ fees	10,019
Miscellaneous	29,271

Total expenses	447,475
Less: Fee waiver and/or expense reimbursement(a)	(207,255)

Net expenses	240,220

Net investment income (loss)	659,213

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	1,001,552
Futures transactions	(623,775)
Forward currency contract transactions	(646,855)
Options written transactions	10,718
Swap agreement transactions	713,009
Foreign currency transactions	1,167,299

1,621,948

Net change in unrealized appreciation (depreciation) on:
Investments	(1,671,896)
Futures	814,094
Forward and cross currency contracts	13,359
Options written	(1,479)
Swap agreements	(1,759,085)
Foreign currencies	(35,027)

(2,640,034)

Net gain (loss) on investment and foreign currency transactions	(1,018,086)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(358,873)

See Notes to Financial Statements.

PGIM International Bond Fund    55

Statement of Operations

Year Ended October 31, 2021

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	992	2,502	—	—
Registration fees	7,103	5,702	10,831	6,953
Transfer agent’s fees and expenses	1,155	363	10,388	127
Fee waiver and/or expense reimbursement	(9,332)	(6,750)	(46,738)	(144,435)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$659,213	$774,803
Net realized gain (loss) on investment and foreign currency transactions	1,621,948	(2,408,363)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,640,034)	2,560,740

Net increase (decrease) in net assets resulting from operations	(358,873)	927,180

Dividends and Distributions
Distributions from distributable earnings
Class A	(11,618)	(20,297)
Class C	(5,396)	(6,132)
Class Z	(221,194)	(433,454)
Class R6	(1,074,118)	(2,110,870)

	(1,312,326)	(2,570,753)

Tax return of capital distributions
Class A	—	(7,942)
Class C	—	(2,400)
Class Z	—	(169,614)
Class R6	—	(825,998)

	—	(1,005,954)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	2,351,743	22,469,556
Net asset value of shares issued in reinvestment of dividends and distributions	1,312,012	3,575,887
Cost of shares purchased	(16,437,684)	(9,379,252)

Net increase (decrease) in net assets from Fund share transactions	(12,773,929)	16,666,191

Total increase (decrease)	(14,445,128)	14,016,664

Net Assets:

Beginning of year	49,215,880	35,199,216

End of year	$34,770,752	$49,215,880

See Notes to Financial Statements.

PGIM International Bond Fund    57

Financial Highlights

Class A Shares
	Year Ended October 31,				December 14, 2016(a) through October 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.13	$10.83	$10.22	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14	0.14	0.12	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.32)	0.10	1.43	(0.08)	0.57
Total from investment operations	(0.19)	0.24	1.57	0.04	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.53)	(0.96)	(0.26)	-
Tax return of capital distributions	-	(0.24)	-	-	(0.20)
Distributions from net realized gains	-	(0.17)	-	-	-
Total dividends and distributions	(0.29)	(0.94)	(0.96)	(0.26)	(0.20)
Net asset value, end of period	$9.65	$10.13	$10.83	$10.22	$10.44
Total Return(c):	(1.93)%	2.30%	16.52%	0.40%	6.42%

Ratios/Supplemental Data:
Net assets, end of period (000)	$275	$523	$267	$103	$91
Average net assets (000)	$397	$383	$163	$99	$38
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99	%(f)
Expenses before waivers and/or expense reimbursement	3.34%	4.24%	9.63%	17.44%	3.39	%(f)
Net investment income (loss)	1.29%	1.42%	1.35%	1.14%	0.85	%(f)
Portfolio turnover rate(g)	29%	16%	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
	Year Ended October 31,				December 14, 2016(a) through October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.13	$10.83	$10.22	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.03	0.04	-
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.31)	0.10	1.46	(0.07)	0.57
Total from investment operations	(0.26)	0.16	1.49	(0.03)	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.45)	(0.88)	(0.19)	-
Tax return of capital distributions	-	(0.24)	-	-	(0.13)
Distributions from net realized gains	-	(0.17)	-	-	-
Total dividends and distributions	(0.22)	(0.86)	(0.88)	(0.19)	(0.13)
Net asset value, end of period	$9.65	$10.13	$10.83	$10.22	$10.44
Total Return(c):	(2.66)%	1.61%	15.65%	(0.34)%	5.73%

Ratios/Supplemental Data:
Net assets, end of period (000)	$95	$311	$45	$16	$11
Average net assets (000)	$250	$222	$31	$13	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.74%	1.74%	1.74%	1.74%	1.74	%(f)
Expenses before waivers and/or expense reimbursement	4.44%	6.58%	43.49%	124.78%	3.26	%(f)
Net investment income (loss)	0.54%	0.63%	0.33%	0.41%	0.06	%(f)
Portfolio turnover rate(g)	29%	16%	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund    59

Financial Highlights (continued)

Class Z Shares
					December 14, 2016(a)
	Year Ended October 31,				through October 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.13	$10.83	$10.23	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.18	0.14	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.32)	0.09	1.45	(0.07)	0.57
Total from investment operations	(0.15)	0.27	1.59	0.08	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.56)	(0.99)	(0.29)	-
Tax return of capital distributions	-	(0.24)	-	-	(0.22)
Distributions from net realized gains	-	(0.17)	-	-	-
Total dividends and distributions	(0.33)	(0.97)	(0.99)	(0.29)	(0.22)
Net asset value, end of period	$9.65	$10.13	$10.83	$10.23	$10.44
Total Return(c):	(1.57)%	2.66%	16.80%	0.75%	6.67%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,537	$16,104	$3,466	$160	$11
Average net assets (000)	$6,683	$10,840	$1,763	$140	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.74%	0.74%	0.74	%(f)
Expenses before waivers and/or expense reimbursement	1.33%	1.31%	2.16%	12.47%	2.24	%(f)
Net investment income (loss)	1.66%	1.74%	1.28%	1.43%	1.09	%(f)
Portfolio turnover rate(g)	29%	16%	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
					December 14, 2016(a)
	Year Ended October 31,				through October 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.13	$10.84	$10.23	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.19	0.18	0.14	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.31)	0.08	1.42	(0.06)	0.57
Total from investment operations	(0.14)	0.27	1.60	0.08	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.57)	(0.99)	(0.29)	-
Tax return of capital distributions	-	(0.24)	-	-	(0.22)
Distributions from net realized gains	-	(0.17)	-	-	-
Total dividends and distributions	(0.33)	(0.98)	(0.99)	(0.29)	(0.22)
Net asset value, end of period	$9.66	$10.13	$10.84	$10.23	$10.44
Total Return(c):	(1.53)%	2.71%	16.81%	0.75%	6.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$31,863	$32,278	$31,421	$26,850	$26,654
Average net assets (000)	$32,477	$31,522	$29,104	$26,854	$25,767
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.58%	0.59%	0.74%	0.74%	0.74	%(f)
Expenses before waivers and/or expense reimbursement	1.02%	1.13%	1.40%	1.55%	1.99	%(f)
Net investment income (loss)	1.67%	1.84%	1.75%	1.39%	1.07	%(f)
Portfolio turnover rate(g)	29%	16%	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund    61

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and currently consists of five separate funds: PGIM Absolute Return Bond Fund, PGIM International Bond Fund, PGIM QMA Large-Cap Core Equity Fund, PGIM Real Estate Income Fund and PGIM Select Real Estate Fund. These financial statements relate only to the PGIM International Bond Fund (the “Fund”). The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

PGIM International Bond Fund    63

Notes to Financial Statements (continued)

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates,

PGIM International Bond Fund    65

Notes to Financial Statements (continued)

value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount.

This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed

PGIM International Bond Fund    67

Notes to Financial Statements (continued)

rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

PGIM International Bond Fund    69

Notes to Financial Statements (continued)

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM International Bond Fund    71

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively referred to herein as the “subadviser). The Manager pays for the services of the subadviser.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.99% of average daily net assets for Class A shares, 1.74% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares and 0.58% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (”PIMS“), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the

Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $458 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $10,648,796 and $22,916,769, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended October 31, 2021, is presented as follows:

PGIM International Bond Fund    73

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$2,608,423	$16,463,989	$19,041,543	$—	$—	$30,869	30,869	$987

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,312,326 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $2,448,226 of ordinary income, $122,527 of long-term capital gains and $1,005,954 of tax return of capital.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $654,548 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$33,577,189	$3,570,970	$(3,274,489)	$296,481

The differences between GAAP and tax basis were primarily attributable to forward foreign currency exchange contracts, straddles, premium on bonds and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $671,000 which can be carried forward for an unlimited period. The Fund utilized approximately $909,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class C	1,249	12.6%
Class R6	3,287,950	99.6%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	91.3%	—	—%

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Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended October 31, 2021:

Shares sold	21,689	$223,463
Shares issued in reinvestment of dividends and distributions	1,136	11,418
Shares purchased	(45,960)	(468,504)

Net increase (decrease) in shares outstanding	(23,135)	$(233,623)

Year ended October 31, 2020:
Shares sold	65,742	$672,165
Shares issued in reinvestment of dividends and distributions	2,691	27,494
Shares purchased	(41,452)	(410,400)

Net increase (decrease) in shares outstanding	26,981	$289,259

Class C

Year ended October 31, 2021:
Shares issued in reinvestment of dividends and distributions	532	$5,336
Shares purchased	(12,035)	(119,657)

Net increase (decrease) in shares outstanding before conversion	(11,503)	(114,321)
Shares purchased upon conversion into other share class(es)	(9,268)	(92,894)

Net increase (decrease) in shares outstanding	(20,771)	$(207,215)

Year ended October 31, 2020:
Shares sold	26,752	$271,956
Shares issued in reinvestment of dividends and distributions	843	8,536
Shares purchased	(1,108)	(10,959)

Net increase (decrease) in shares outstanding	26,487	$269,533

Class Z

Year ended October 31, 2021:
Shares sold	203,980	$2,083,183
Shares issued in reinvestment of dividends and distributions	21,985	221,149
Shares purchased	(1,559,263)	(15,844,416)

Net increase (decrease) in shares outstanding before conversion	(1,333,298)	(13,540,084)
Shares issued upon conversion from other share class(es)	6,534	65,645

Net increase (decrease) in shares outstanding	(1,326,764)	$(13,474,439)

Year ended October 31, 2020:
Shares sold	2,113,296	$21,478,375
Shares issued in reinvestment of dividends and distributions	59,329	602,980
Shares purchased	(902,952)	(8,900,228)

Net increase (decrease) in shares outstanding	1,269,673	$13,181,127

Class R6	Shares	Amount

Year ended October 31, 2021:
Shares sold	4,585	$45,097
Shares issued in reinvestment of dividends and distributions	107,453	1,074,109
Shares purchased	(518)	(5,107)

Net increase (decrease) in shares outstanding before conversion	111,520	1,114,099
Shares issued upon conversion from other share class(es)	2,733	27,249

Net increase (decrease) in shares outstanding	114,253	$1,141,348

Year ended October 31, 2020:
Shares sold	4,643	$47,060
Shares issued in reinvestment of dividends and distributions	286,988	2,936,877
Shares purchased	(5,688)	(57,665)

Net increase (decrease) in shares outstanding	285,943	$2,926,272

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 18 days that the Fund had loans outstanding during the period was approximately $2,038,722, borrowed at a weighted average interest rate of 1.44%. The maximum loan outstanding amount during the period was $7,013,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

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Notes to Financial Statements (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

PGIM International Bond Fund    79

Notes to Financial Statements (continued)

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return. There is a possibility that segregation involving a large percentage of the assets of the Fund could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investments at unfavorable prices or times.

PGIM International Bond Fund    81

Notes to Financial Statements (continued)

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the Investment Company Act of 1940 (1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Short Position Risk: The Fund may take short positions in derivative instruments that present various risks, including credit/counterparty risk and leverage risk. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying security or instrument and, thus, the risk of a theoretically unlimited loss for the Fund. Short positions also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Sovereign Debt Risk: The Fund may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM International Bond Fund    83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM International Bond Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

84

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable but not less than 6.19% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

PGIM International Bond Fund	85

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM International Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM International Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM International Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM International Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM International Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM International Bond Fund is a series of Prudential Investment Portfolios 9.

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year and the three-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on December 14, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•	The Board considered that the Fund commenced operations on December 14, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.99% for Class A shares, 1.74% for Class C shares, 0.58% for Class R6 shares and 0.63% for Class Z shares through February 28, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM International Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand
Tragalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue
New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM International Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INTERNATIONAL BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PXBAX	PXBCX	PXBZX	PXBQX

CUSIP	74441J738	74441J720	74441J696	74441J712

MF234E

PGIM REAL ESTATE INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Real Estate Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Estate Income Fund

December 15, 2021

PGIM Real Estate Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	31.20	5.73	5.11 (06/03/2015)

(without sales charges)	38.84	6.94	6.04 (06/03/2015)

Class C

(with sales charges)	36.84	6.15	5.27 (06/03/2015)

(without sales charges)	37.84	6.15	5.27 (06/03/2015)

Class Z

(without sales charges)	39.19	7.25	6.34 (06/03/2015)

Class R6

(without sales charges)	39.11	N/A	8.00 (12/28/2016)

Custom Blend Index
	34.24	6.91	—

Average Annual Total Returns as of 10/31/21 Since Inception (%)
	Class A, Class C, Class Z (06/03/2015)	Class R6 (12/28/2016)

Custom Blend Index	6.02	7.35

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Custom Blend Index by portraying the initial account values at the commencement of operations for Class Z shares (June 3, 2015) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Real Estate Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Custom Blend Index—The Custom Blend Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%), which is an unmanaged index and reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world, and the ICE BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%), which is an unmanaged index that is a subset of the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index including all REIT-issued preferred securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Real Estate Sectors	% of Net Assets
Global Medical REIT, Inc.	Health Care REITs	6.7%

EPR Properties	Specialized REITs	5.5%

Omega Healthcare Investors, Inc.	Health Care REITs	5.1%

Postal Realty Trust, Inc. (Class A Stock)	Office REITs	4.9%

Spirit Realty Capital, Inc.	Retail REITs	4.6%

Simon Property Group, Inc.	Retail REITs	4.5%

EPR Properties, Series G	Specialized REITs	4.0%

NETSTREIT Corp.	Retail REITs	3.8%

Highwoods Properties, Inc.	Office REITs	3.8%

Community Healthcare Trust, Inc.	Health Care REITs	3.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Real Estate Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Real Estate Income Fund’s Class Z shares returned 39.19% in the 12-month reporting period that ended October 31, 2021, outperforming the 34.24% return of the Custom Blend Index (the Index). The Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%) and the BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%).

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market during the reporting period can be characterized by a robust recovery in fundamentals following the devastating impact of the COVID-19 pandemic. After the US commercial real estate market experienced one of its worst years ever, Pfizer Inc. announced strong efficacy results for its COVID-19 vaccine in November 2020, which kicked off a massive recovery in fundamentals and stock valuations for the REIT sector. Overall, the US REIT market rallied more than 50% during the period, with some of the harder-hit sectors, such as strip malls and shopping malls, up more than 100%. A successful vaccination effort in the US, combined with record levels of government stimulus, resulted in a highly favorable operating environment for nearly every sector in the US REIT market.

•

Europe’s US-dollar total return during the period was strongly positive at 33.8%, with COVID-19 vaccines helping the region’s economies start to recover from the pandemic. Europe was the second-best-performing global region during the period, ahead of Asia but trailing North America. The United Kingdom (UK) was the quickest country to implement a vaccination program, but other countries in continental Europe rolled out successful programs as well by the summer of 2021. Sweden was the best-performing European market during the period, as its economy benefited from a less-severe recession than other countries in the region. Sweden had resisted locking down its economy, and its companies enjoyed a strong profit rebound aided by record-low interest rates and higher leverage. France was the next-best performer, with its heavily discounted and dominant retail sector experiencing a strong bounce-back as the economy emerged from lockdown. The UK’s return exceeded the European average return for the period due to its early vaccine distribution and subsequent early emergence from lockdown. The weakest European markets during the period were Germany and Finland, both heavily dominated by the multifamily residential sector. Germany, the leading performer in Europe in 2020, lagged for most of 2021 as its residential sector struggled against regulation pressures and the headwind of anticipated interest rate tightening.

•

Asia recovered moderately in 2021 as the market struggled to break out of numerous macro-economic, policy, and pandemic setbacks. In Japan, riskier sectors such as developers, hotel, and office REITs outperformed, benefiting from expectations of pandemic recovery. Despite numerous states of emergency, strong residential demand and relatively resilient office occupancy for the major developers helped solidify expectations of an earnings recovery. Hospitality JREITs (i.e., a REIT established in Japan) also outperformed during the period despite a slow recovery in

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their fundamentals. Japanese developers and REITs with a reopening tilt (i.e., hotel and office sectors) looked well-positioned for a strong recovery with the Liberal Democratic Party’s successful election and dwindling COVID-19 cases. Reopening was also a significant reason for outperformance in retail, office, and residential REITs in Australia. Residential REITs benefited from government subsidies for home purchases, while numerous retail tenants received mandated rent relief programs. Hong Kong commercial landlords also staged a meaningful recovery, as investors’ expectations reset from pandemic lockdowns to the eventual reopening of borders. Despite strong residential fundamentals in Hong Kong due to negative real interest rates and the lack of meaningful new supply, developers suffered from fears of the regulatory and policy tightening that affected numerous sectors in China. Investors also were concerned during the period about the financial distress of major Chinese developer China Evergrande Group, albeit these worries have abated somewhat due to some successful financing deals. In Singapore, domestic retail-centric REITs outperformed as the nation successfully vaccinated more than 80% of its population.

What worked and didn’t work?

•	The Fund outperformed the Index during the reporting period. North America and Europe saw positive relative performance while Asia slightly lagged.

•

Within North America, numerous sectors performed well. The net lease sector’s contribution to performance was noteworthy and was the result of positive stock selection. The gaming, healthcare, and office sectors positively impacted results, also due to strong security selection. An underweight position in data centers relative to the Index was beneficial to relative performance, as was a relative overweight position to malls. The residential, industrial, and hotels sectors underperformed for the period, detracting from performance.

•

Europe’s outperformance came largely from Germany, as an underweight allocation relative to the index yet strong stock selection in the country’s REIT market produced favorable relative results. France was the largest detractor due to an underweight position relative to the index and weak security selection.

•

Asia lagged the Index for the period. Hong Kong and Singapore negatively impacted performance due to a combination of asset allocation and unfavorable stock selection in both countries’ REIT markets. Conversely, Japan contributed positively to relative performance as a result of an underweight position.

Current outlook

•

PGIM Real Estate views the US REIT market as well positioned for the remainder of 2021 and into 2022. In PGIM Real Estate’s view, despite strong year-to-date performance, this market’s average implied capitalization rate (i.e., the rate of return expected to be generated on a real estate investment property) remains attractive at 4.5%, a roughly 310 basis points (bps) spread relative to the 10-year US Treasury yield. (One basis point equals 0.01%.) While this spread is consistent with the long-term average, given the current depressed net operating income (NOI) levels of

PGIM Real Estate Income Fund	9

Strategy and Performance Overview (continued)

most REITs, PGIM Real Estate expects this spread to compress much further before reverting to its long-term average. Despite some near-term disruption to NOI growth in certain sectors, PGIM Real Estate anticipates funds-from-operations per-share growth of 7.7% in 2021 and 9.7% in 2022 (Source: PGIM). In PGIM Real Estate’s view, the recent improvement in REITs’ equity valuations has allowed many REITs to issue new equity for acquisitions and development. A favorable cost of capital and a faster pace of economies reopening bode well for PGIM Real Estate’s higher near-term earnings expectations. Capital markets continue to be active in the REIT sector, with the market already witnessing eight REIT takeovers in 2021 across a variety of sectors, representing both public-to-public and take-private transactions. Attractive debt and equity capital, combined with a multi-year recovery outlook in fundamentals, is likely to keep private equity interest focused on additional REIT market opportunities, in PGIM Real Estate’s view. PGIM Real Estate remains diligent in its value-based investment process, emphasizing individual stock selection and looking to capitalize on sectors expected to benefit from economic reopening. PGIM Real Estate has increased its overweight allocation to the retail sectors (malls and shopping centers) on the expectation that robust consumer spending will boost fundamentals in 2021 and 2022. PGIM Real Estate has further increased its underweight allocation to data centers, given a challenged internal growth outlook and full valuation, while adding to the storage sector given the strong operating environment and upward valuation revisions. Finally, the Fund remains underweight to the office sector, given a challenging long-term growth outlook.

•

Europe began ending remaining lockdown measures during the period that had been implemented by many countries in the region, as COVID-19 vaccinations gained momentum across the continent. More than 80% of the UK’s adult population was fully vaccinated at the end of the period, and most countries in continental Europe have largely caught up with the UK. The UK ended all remaining social distancing measures in the middle of July 2021, and continental European countries followed. While the spread of the Delta variant remains a concern, the hope is that an expected increase in cases during the winter can be managed with high vaccination rates, including booster shots. The UK REIT sector is trading around a 9% discount to its one-year forward net asset value (NAV), and continental Europe trades on a slightly lower NAV discount of 6%. However, there are wide divergences across individual sub-sectors, with retail trading at the highest discount and industrial/logistics at a significant premium. The UK trades at a 3.9% implied capitalization rate, an approximately 300-bps spread to 10-year UK bonds, while the continent trades at a 4.0% rate, a 420-bps spread to German 10-year government yields. Dividend yields on offer are still attractive at 2.7% in the UK and 3.1% on the continent. PGIM Real Estate retains a careful stance on the retail sector, given the structural challenges it still faces and the price recovery already seen in many retail shares. PGIM Real Estate has a broadly neutral weight relative to the Index in the offices sector and retains a preference for industrial/logistics and alternatives. PGIM Real Estate is still cautious

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on the German residential sector following the uncertain outcome of Germany’s federal elections at the end of September 2021 and the impact this could have on future regulation of the residential rental market there.

•

PGIM Real Estate believes Asia should witness a more sustained recovery heading into 2022. The COVID-19 pandemic has ushered in a period of unprecedented global monetary easing and fiscal stimulus as countries cope with the economic fallout. As Asia emerges from the depths of the Delta variant, there is optimism ahead with a focus now on reopening and recovery. Sectors that witnessed a significant contraction in demand (e.g., hospitality and retail) will likely see a gradual recovery in the coming months, in PGIM Real Estate’s view. Equity market investors are also looking beyond the Federal Reserve’s expected tapering of its monthly bond purchases as the Fed also considers when it might start raising interest rates. This is somewhat complicated by the current market focus on supply-chain disruption leading to stagflation concerns. In PGIM Real Estate’s view, the following themes could be in focus in the near term: (1) recovery from the COVID-19 pandemic, (2) stagflation concerns, (3) bond yield spike on inflation expectations, (4) recovery in retail and hospitality, and (5) US-China geopolitical relations. PGIM Real Estate remains positive on the Australian manufacturing housing and self-storage sectors, with demographic and market consolidation trends providing structural tailwinds. PGIM Real Estate has a slightly underweight allocation relative to the Index to Hong Kong with a preference toward non-discretionary retail, and an overweight allocation relative to the Index to Japanese developers with a preference for retail and hospitality exposures that are levered to a bigger COVID-19 recovery. PGIM Real Estate also has an overweight allocation relative to the Index to JREITs with a preference for hospitality and diversified companies that could benefit from easing COVID-19 restrictions, and an overweight to logistic JREITs given their consistent drive for accretive acquisition growth. In Singapore, PGIM Real Estate has an underweight relative to the Index allocation to developers given a lack of growth catalysts and its preference for recovery opportunities in other countries. For REITs, PGIM Real Estate favors logistic and suburban retail companies that offer resilient demand. Markets are improving but global reopening remains fraught with the risk of a subsequent wave of COVID-19 outbreaks amid growing economic and social marginalization. The effectiveness of incremental vaccine delivery via booster shots and childrens’ vaccinations likely will shape domestic recovery and determine when borders might reopen, in PGIM Real Estate’s view. At the same time, a strong recovery in the US could stoke inflationary pressures beyond what many economists currently say is a transitory trend, which could raise expectations for interest rate hikes. Supply-chain concerns could also hamper growth while creating an inflation spiral. Within PGIM Real Estate’s individual sector holdings, a sharp rise in long-term real interest rates could negatively impact regional REIT valuations.

PGIM Real Estate Income Fund	11

Comments on Largest Holdings (unaudited)

6.7% Global Medical REIT, Inc., Healthcare REITs

Global Medical acquires and manages real estate assets in the healthcare industry, including the real estate of hospitals, medical centers, nursing facilities, and retirement homes.

5.5% EPR Properties, Specialized REITs

EPR Properties acquires and develops properties leased to entertainment and entertainment-related business operators, generally under long-term triple net leases. The company plans to focus primarily on megaplex theaters and entertainment-themed retail centers.

5.1% Omega Healthcare Investors, Inc., Healthcare REITs

Omega Healthcare invests in and provides financing to the long-term care industry. It operates healthcare facilities in the US that are run by independent healthcare operating companies.

4.9% Postal Realty Trust, Inc. (Class A Stock), Office REITs

Postal Realty owns, operates, leases, and manages properties, and it also offers fee-based third-party property management services.

4.6% Spirit Realty Capital, Inc., Retail REITs

Spirit Realty Capital invests in single-tenant and triple-net basis real estate properties in the US that are engaged in retail, service, and distribution industries.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Real Estate Income Fund	13

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Estate Income Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,055.60	1.35%	$ 6.99
	Hypothetical	$1,000.00	$1,018.40	1.35%	$ 6.87

Class C	Actual	$1,000.00	$1,051.70	2.10%	$10.86
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class Z	Actual	$1,000.00	$1,056.70	1.10%	$ 5.70
	Hypothetical	$1,000.00	$1,019.66	1.10%	$ 5.60

Class R6	Actual	$1,000.00	$1,056.80	1.10%	$ 5.70
	Hypothetical	$1,000.00	$1,019.66	1.10%	$ 5.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 80.5%

Diversified Real Estate Activities 1.9%
Sun Hung Kai Properties Ltd. (Hong Kong)	61,136	$812,697

Diversified REITs 10.7%
Activia Properties, Inc. (Japan)	117	479,803
Daiwa House REIT Investment Corp. (Japan)	144	413,894
Essential Properties Realty Trust, Inc.	20,114	599,196
Nexus Real Estate Investment Trust (Canada)	86,838	931,109
Nomura Real Estate Master Fund, Inc. (Japan)	488	730,508
Stockland (Australia)	402,393	1,380,849

		4,535,359

Health Care REITs 20.3%
Community Healthcare Trust, Inc.	32,038	1,532,698
Global Medical REIT, Inc.	172,195	2,854,993
Healthcare Trust of America, Inc. (Class A Stock)	36,340	1,213,392
Omega Healthcare Investors, Inc.	73,866	2,168,706
Welltower, Inc.	10,482	842,753

		8,612,542

Industrial REITs 2.7%
Mapletree Logistics Trust (Singapore)	772,578	1,160,132

Office REITs 10.5%
Boston Properties, Inc.	6,625	752,865
Highwoods Properties, Inc.	36,280	1,626,795
Postal Realty Trust, Inc. (Class A Stock)	106,720	2,073,570

		4,453,230

Real Estate Operating Companies 2.8%
Swire Properties Ltd. (Hong Kong)	443,076	1,191,245

Retail REITs 24.1%
Federal Realty Investment Trust	8,539	1,027,669
Kimco Realty Corp.	21,669	489,719
Link REIT (Hong Kong)	149,136	1,324,160
NETSTREIT Corp.	67,153	1,627,789
Phillips Edison & Co., Inc.	33,309	1,003,933
Regency Centers Corp.	4,385	308,748
Simon Property Group, Inc.	12,872	1,886,778

See Notes to Financial Statements.

PGIM Real Estate Income Fund	15

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Retail REITs (cont’d.)
Spirit Realty Capital, Inc.	40,106	$1,962,386
Supermarket Income REIT PLC (United Kingdom)	354,600	577,407

		10,208,589

Specialized REITs 7.5%
EPR Properties	46,599	2,339,736
MGM Growth Properties LLC (Class A Stock)	21,977	865,454

		3,205,190

TOTAL COMMON STOCKS (cost $31,868,697)		34,178,984

PREFERRED STOCKS 19.0%

Diversified REITs 5.3%
Armada Hoffler Properties, Inc., Series A, 6.750%, Maturing 06/18/24(oo)	31,474	876,866
Gladstone Commercial Corp., Series G, 6.000%, Maturing 06/28/26(oo)	50,000	1,370,500

		2,247,366

Hotel & Resort REITs 3.4%
Pebblebrook Hotel Trust, Series H, 5.700%, Maturing 07/27/26(oo)	55,000	1,431,650

Residential REITs 6.3%
American Homes 4 Rent, Series G, 5.875%, Maturing 07/17/22(oo)	45,180	1,183,716
Centerspace, Series C, 6.625%, Maturing 10/02/22(oo)	27,444	719,170
UMH Properties, Inc., Series C, 6.750%, Maturing 07/26/22(oo)	28,516	749,686

		2,652,572

Specialized REITs 4.0%
EPR Properties, Series G, 5.750%, Maturing 11/30/22(oo)	65,611	1,712,447

TOTAL PREFERRED STOCKS (cost $7,438,194)		8,044,035

TOTAL LONG-TERM INVESTMENTS (cost $39,306,891)		42,223,019

See Notes to Financial Statements.

16

Description	Shares	Value

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $108,325)(wa)	108,325	$108,325

TOTAL INVESTMENTS 99.7% (cost $39,415,216)		42,331,344
Other assets in excess of liabilities 0.3%		111,375

NET ASSETS 100.0%		$42,442,719

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Diversified Real Estate Activities	$—	$812,697	$—
Diversified REITs	1,530,305	3,005,054	—
Health Care REITs	8,612,542	—	—
Industrial REITs	—	1,160,132	—
Office REITs	4,453,230	—	—
Real Estate Operating Companies	—	1,191,245	—
Retail REITs	8,307,022	1,901,567	—
Specialized REITs	3,205,190	—	—
Preferred Stocks
Diversified REITs	2,247,366	—	—
Hotel & Resort REITs	1,431,650	—	—
Residential REITs	1,933,402	719,170	—

See Notes to Financial Statements.

PGIM Real Estate Income Fund	17

Schedule of Investments (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Preferred Stocks (continued)
Specialized REITs	$1,712,447	$—	$—
Short-Term Investment
Affiliated Mutual Fund	108,325	—	—

Total	$33,541,479	$8,789,865	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Retail REITs	24.1%
Health Care REITs	20.3
Diversified REITs	16.0
Specialized REITs	11.5
Office REITs	10.5
Residential REITs	6.3
Hotel & Resort REITs	3.4
Real Estate Operating Companies	2.8

Industrial REITs	2.7%
Diversified Real Estate Activities	1.9
Affiliated Mutual Fund	0.2

99.7
Other assets in excess of liabilities	0.3

100.0%

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $39,306,891)	$42,223,019
Affiliated investments (cost $108,325)	108,325
Receivable for investments sold	3,026,539
Receivable for Fund shares sold	73,450
Dividends receivable	54,808
Tax reclaim receivable	4,928
Prepaid expenses	1,450

Total Assets	45,492,519

Liabilities
Payable for investments purchased	2,891,080
Accrued expenses and other liabilities	61,374
Payable for Fund shares purchased	49,991
Management fee payable	45,512
Trustees’ fees payable	963
Distribution fee payable	572
Affiliated transfer agent fee payable	288
Payable to custodian	20

Total Liabilities	3,049,800

Net Assets	$42,442,719

Net assets were comprised of:
Shares of beneficial interest, at par	$4,130
Paid-in capital in excess of par	32,190,419
Total distributable earnings (loss)	10,248,170

Net assets, October 31, 2021	$42,442,719

See Notes to Financial Statements.

PGIM Real Estate Income Fund	19

Statement of Assets and Liabilities

as of October 31, 2021

Class A
Net asset value and redemption price per share, ($1,581,733 ÷ 154,160 shares of beneficial interest issued and outstanding)	$10.26
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price to public	$10.86

Class C
Net asset value, offering price and redemption price per share, ($277,164 ÷ 27,024 shares of beneficial interest issued and outstanding)	$10.26

Class Z
Net asset value, offering price and redemption price per share, ($10,941,398 ÷ 1,063,084 shares of beneficial interest issued and outstanding)	$10.29

Class R6
Net asset value, offering price and redemption price per share, ($29,642,424 ÷ 2,886,220 shares of beneficial interest issued and outstanding)	$10.27

See Notes to Financial Statements.

20

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $23,499 foreign withholding tax)	$1,837,697
Income from securities lending, net (including affiliated income of $8)	1,515
Affiliated dividend income	747

Total income	1,839,959

Expenses
Management fee	372,916
Distribution fee(a)	7,306
Custodian and accounting fees	58,245
Audit fee	33,703
Registration fees(a)	27,404
Transfer agent’s fees and expenses (including affiliated expense of $1,598)(a)	21,216
Legal fees and expenses	19,317
Trustees’ fees	10,193
Shareholders’ reports	8,911
Miscellaneous	27,747

Total expenses	586,958
Less: Fee waiver and/or expense reimbursement(a)	(65,863)
Distribution fee waiver(a)	(714)

Net expenses	520,381

Net investment income (loss)	1,319,578

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	9,194,907
Foreign currency transactions	(10,597)

9,184,310

Net change in unrealized appreciation (depreciation) on:
Investments	4,313,041
Foreign currencies	(712)

4,312,329

Net gain (loss) on investment and foreign currency transactions	13,496,639

Net Increase (Decrease) In Net Assets Resulting From Operations	$14,816,217

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	4,285	3,021	—	—
Registration fees	7,628	5,878	8,819	5,079
Transfer agent’s fees and expenses	2,634	564	17,885	133
Fee waiver and/or expense reimbursement	(10,869)	(6,565)	(31,123)	(17,306)
Distribution fee waiver	(714)	—	—	—

See Notes to Financial Statements.

PGIM Real Estate Income Fund	21

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,319,578	$419,247
Net realized gain (loss) on investment and foreign currency transactions	9,184,310	(870,363)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,312,329	(2,992,877)

Net increase (decrease) in net assets resulting from operations	14,816,217	(3,443,993)

Dividends and Distributions
Distributions from distributable earnings
Class A	(54,882)	(63,029)
Class C	(9,354)	(42,882)
Class Z	(433,149)	(975,513)
Class R6	(1,310,830)	(18,654)

	(1,808,215)	(1,100,078)

Tax return of capital distributions
Class A	—	(10,694)
Class C	—	(7,275)
Class Z	—	(165,505)
Class R6	—	(3,165)

	—	(186,639)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	21,122,631	28,004,160
Net asset value of shares issued in reinvestment of dividends and distributions	1,805,219	1,279,740
Cost of shares purchased	(25,640,300)	(10,568,326)

Net increase (decrease) in net assets from Fund share transactions	(2,712,450)	18,715,574

Total increase (decrease)	10,295,552	13,984,864

Net Assets:
Beginning of year	32,147,167	18,162,303

End of year	$42,442,719	$32,147,167

See Notes to Financial Statements.

22

Financial Highlights

Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.67	$10.66	$8.76	$9.62	$9.66
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.27	0.28	0.34	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.70	(2.43)	1.97	(0.63)	0.05
Total from investment operations	2.95	(2.16)	2.25	(0.29)	0.44
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.63)	(0.35)	(0.50)	(0.48)
Tax return of capital distributions	-	(0.14)	-	(0.07)	-
Distributions from net realized gains	-	(0.06)	-	-	-
Total dividends and distributions	(0.36)	(0.83)	(0.35)	(0.57)	(0.48)
Net asset value, end of year	$10.26	$7.67	$10.66	$8.76	$9.62
Total Return(b):	38.84%	(21.25)%	26.26%	(3.15)%	4.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,582	$866	$915	$621	$914
Average net assets (000)	$1,428	$796	$677	$878	$744
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.36%	1.35%	1.36%	1.35%
Expenses before waivers and/or expense reimbursement	2.16%	4.78%	4.65%	4.85%	3.30%
Net investment income (loss)	2.56%	3.18%	2.91%	3.73%	4.00%
Portfolio turnover rate(e)(f)	201%	235%	257%	153%	137%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Real Estate Income Fund	23

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.67	$10.66	$8.76	$9.62	$9.66
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.23	0.21	0.27	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.70	(2.45)	1.97	(0.63)	0.05
Total from investment operations	2.88	(2.22)	2.18	(0.36)	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.57)	(0.28)	(0.44)	(0.41)
Tax return of capital distributions	-	(0.14)	-	(0.06)	-
Distributions from net realized gains	-	(0.06)	-	-	-
Total dividends and distributions	(0.29)	(0.77)	(0.28)	(0.50)	(0.41)
Net asset value, end of year	$10.26	$7.67	$10.66	$8.76	$9.62
Total Return(b):	37.84%	(21.86)%	25.34%	(3.85)%	3.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$277	$268	$639	$336	$293
Average net assets (000)	$302	$500	$510	$314	$309
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.10%	2.11%	2.10%	2.11%	2.10%
Expenses before waivers and/or expense reimbursement	4.27%	6.45%	5.86%	8.85%	4.00%
Net investment income (loss)	1.92%	2.62%	2.21%	2.98%	3.29%
Portfolio turnover rate(e)(f)	201%	235%	257%	153%	137%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

24

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.69	$10.69	$8.78	$9.62	$9.66
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.34	0.31	0.39	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.71	(2.49)	1.98	(0.64)	0.06
Total from investment operations	2.99	(2.15)	2.29	(0.25)	0.46
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.65)	(0.38)	(0.52)	(0.50)
Tax return of capital distributions	-	(0.14)	-	(0.07)	-
Distributions from net realized gains	-	(0.06)	-	-	-
Total dividends and distributions	(0.39)	(0.85)	(0.38)	(0.59)	(0.50)
Net asset value, end of year	$10.29	$7.69	$10.69	$8.78	$9.62
Total Return(b):	39.19%	(21.08)%	26.62%	(2.70)%	4.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,941	$7,797	$16,451	$6,951	$10,681
Average net assets (000)	$11,287	$9,743	$12,060	$8,632	$8,961
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.11%	1.10%	0.98%	1.10%
Expenses before waivers and/or expense reimbursement	1.38%	2.54%	2.31%	2.81%	2.96%
Net investment income (loss)	2.92%	3.81%	3.17%	4.25%	4.17%
Portfolio turnover rate(e)(f)	201%	235%	257%	153%	137%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Real Estate Income Fund	25

Financial Highlights (continued)

Class R6 Shares
					December 28, 2016(a)
	Year Ended October 31,				through October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.68	$10.67	$8.76	$9.62	$9.33
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.12	0.31	0.25	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.71	(2.26)	1.98	(0.52)	0.38
Total from investment operations	2.98	(2.14)	2.29	(0.27)	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.65)	(0.38)	(0.50)	(0.40)
Tax return of capital distributions	-	(0.14)	-	(0.09)	-
Distributions from net realized gains	-	(0.06)	-	-	-
Total dividends and distributions	(0.39)	(0.85)	(0.38)	(0.59)	(0.40)
Net asset value, end of period	$10.27	$7.68	$10.67	$8.76	$9.62
Total Return(c):	39.11%	(21.03)%	26.54%	(2.92)%	7.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$29,642	$23,216	$158	$70	$11
Average net assets (000)	$33,597	$675	$115	$17	$11
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%(f)
Expenses before waivers and/or expense reimbursement	1.15%	3.80%	8.55%	91.97%	2.79%(f)
Net investment income (loss)	2.82%	1.36%	3.15%	2.70%	3.78%(f)
Portfolio turnover rate(g)(h)	201%	235%	257%	153%	137%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

26

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust and currently consists of five separate funds: PGIM Absolute Return Bond Fund, PGIM International Bond Fund, PGIM QMA Large-Cap Core Equity Fund, PGIM Real Estate Income Fund and PGIM Select Real Estate Fund. These financial statements relate only to the PGIM Real Estate Income Fund (the “Fund”). The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM Real Estate Income Fund	27

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

28

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Real Estate Income Fund	29

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Real Estate Income Fund	31

Notes to Financial Statements (continued)

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit, PGIM Real Estate, and PGIM Real Estate (UK) Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (collectively referred to herein as the “subadviser”). The Manager pays for the services of the subadviser.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion, 0.78% of the next $2 billion, 0.76% of the next $2 billion, 0.75% of the next $5 billion and 0.74% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.35% of average daily net assets for Class A shares, 2.10% of average daily net assets for Class C shares, 1.10% of average daily net assets for Class Z shares and 1.10% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

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Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fees to 0.25% of the average daily net assets of Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $17,458 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Real Estate (UK) Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

PGIM Real Estate Income Fund	33

Notes to Financial Statements (continued)

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $91,612,672 and $94,524,283, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$36,440	$31,245,981	$31,174,096	$—	$—	$108,325	108,325	$747

PGIM Institutional Money Market Fund (1)(b)(wa)
—	993,000	993,000	—	—	—	—	8	(2)

$36,440	$32,238,981	$32,167,096	$—	$—	$108,325		$755

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,808,215 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $1,100,078 of ordinary income and $186,639 of tax return of capital.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $7,532,936 of ordinary income.

34

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$39,613,539	$3,842,167	$(1,124,362)	$2,717,805

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales and book/tax differences in the treatment of passive foreign investment companies.

The Fund utilized approximately $1,286,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

PGIM Real Estate Income Fund	35

Notes to Financial Statements (continued)

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	720,800	67.8%
Class R6	2,629,619	91.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
2	81.1%	1	15.8%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	79,927	$748,083
Shares issued in reinvestment of dividends and distributions	5,448	53,702
Shares purchased	(47,077)	(456,874)

Net increase (decrease) in shares outstanding before conversion	38,298	344,911
Shares issued upon conversion from other share class(es)	2,962	28,998

Net increase (decrease) in shares outstanding	41,260	$373,909

Year ended October 31, 2020:
Shares sold	73,503	$633,458
Shares issued in reinvestment of dividends and distributions	7,918	70,705
Shares purchased	(54,331)	(478,284)

Net increase (decrease) in shares outstanding	27,090	$225,879

Class C
Year ended October 31, 2021:
Shares sold	3,450	$34,123
Shares issued in reinvestment of dividends and distributions	961	9,354
Shares purchased	(9,335)	(94,421)

Net increase (decrease) in shares outstanding before conversion	(4,924)	(50,944)
Shares purchased upon conversion into other share class(es)	(2,962)	(28,998)

Net increase (decrease) in shares outstanding	(7,886)	$(79,942)

Year ended October 31, 2020:
Shares sold	16,306	$169,704
Shares issued in reinvestment of dividends and distributions	5,405	50,157
Shares purchased	(46,711)	(387,442)

Net increase (decrease) in shares outstanding	(25,000)	$(167,581)

36

Class Z	Shares	Amount
Year ended October 31, 2021:
Shares sold	450,856	$4,063,420
Shares issued in reinvestment of dividends and distributions	44,107	431,334
Shares purchased	(217,541)	(2,132,230)

Net increase (decrease) in shares outstanding before conversion	277,422	2,362,524
Shares purchased upon conversion into other share class(es)	(227,572)	(2,384,950)

Net increase (decrease) in shares outstanding	49,850	$(22,426)

Year ended October 31, 2020:
Shares sold	317,921	$2,882,817
Shares issued in reinvestment of dividends and distributions	122,355	1,137,059
Shares purchased	(966,399)	(9,534,838)

Net increase (decrease) in shares outstanding	(526,123)	$(5,514,962)

Class R6
Year ended October 31, 2021:
Shares sold	1,745,152	$16,277,005
Shares issued in reinvestment of dividends and distributions	134,512	1,310,829
Shares purchased	(2,245,276)	(22,956,775)

Net increase (decrease) in shares outstanding before conversion	(365,612)	(5,368,941)
Shares issued upon conversion from other share class(es)	228,225	2,384,950

Net increase (decrease) in shares outstanding	(137,387)	$(2,983,991)

Year ended October 31, 2020:
Shares sold	3,027,301	$24,318,181
Shares issued in reinvestment of dividends and distributions	2,578	21,819
Shares purchased	(21,124)	(167,762)

Net increase (decrease) in shares outstanding	3,008,755	$24,172,238

8.  Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those

PGIM Real Estate Income Fund	37

Notes to Financial Statements (continued)

portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 25 days that the Fund had loans outstanding during the period was approximately $1,075,040, borrowed at a weighted average interest rate of 1.38%. The maximum loan outstanding amount during the period was $14,783,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.  Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be

38

subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its

PGIM Real Estate Income Fund	39

Notes to Financial Statements (continued)

affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

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Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the Investment Company Act of 1940 (1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down. An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

PGIM Real Estate Income Fund	41

Notes to Financial Statements (continued)

Selection Risk: Selection risk is the risk that the securities selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Real Estate Income Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Real Estate Income Fund	43

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable, but not less than 1.38% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2021.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Real Estate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Real Estate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Real Estate Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Real Estate Income Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Real Estate (UK) Limited (“PGIM RE (UK)”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit (“PGIM Real Estate”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM RE (UK) and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Real Estate Income Fund is a series of Prudential Investment Portfolios 9.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM RE (UK) and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM RE (UK) and PGIM Real Estate. The Board noted that PGIM Real Estate and PGIM RE (UK) are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIM RE (UK), including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM RE (UK) and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of the PGIM RE (UK) and PGIM Real Estate portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, PGIM RE (UK)’s and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, PGIM RE (UK) and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, PGIM RE (UK) and PGIM.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate and PGIM RE (UK), and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM RE (UK) and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM RE (UK) and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIM RE (UK) included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on June 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period and outperformed over the three- and five-year periods.

●

The Board considered that the Fund outperformed its benchmark index and peer group for the fourth quarter of 2020 and first quarter of 2021 (ranking in the 44th and 22nd percentile, respectively) and also outperformed its benchmark index and peer group for all rolling periods ended March 31, 2021.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.10% for Class R6 shares, and 1.10% for Class Z shares through February 28, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Real Estate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate PGIM Real Estate (UK) Limited	7 Giralda Farms Madison, NJ 07940 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Estate Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ESTATE INCOME FUND
SHARE CLASS	A	C	Z	R6
NASDAQ	PRKAX	PRKCX	PRKZX	PRKQX
CUSIP	74441J761	74441J753	74441J746	74441J670

MF228E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2021 and October 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $206,750 and $206,750 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $10,057 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(d) All Other Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2021 and October 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2021